UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2021

Date of reporting period: JUNE 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The following are the June 30, 2021 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of seven series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Emerging Markets Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund.

The reports of each series were transmitted to their respective shareholders on August 24, 2021.

2021

Semi-Annual Report
June 30, 2021
Stock Fund
ESTABLISHED 1965
TICKER: DODGX

06/21 SF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Stock Fund had a total return of 26.1% for the six months ended June 30, 2021, compared to a return of 15.3% for the S&P 500 Index and 17.1% for the Russell 1000 Value Index (R1000V).
Market Commentary
The U.S. equity market continued to appreciate during the first half of 2021, extending the gains that began in March 2020 (when the World Health Organization declared COVID-19 a pandemic) and reaching an all-time high in June of this year. The successful rollout of COVID-19 vaccines, unprecedented fiscal and monetary stimulus, healthy consumer balance sheets, and tightening labor markets created optimism about U.S. economic growth and helped propel stock market returns. Cyclical sectors of the market that lagged in early 2020 (e.g., Energy, Financials, Industrials) have recently outperformed significantly. Since the end of 2020, interest rates and commodity prices have risen, boosting the Financials and Energy sectors. Stock prices now reflect the market’s expectations for a sustained, strong economic recovery. Since Pfizer and BioNTech’s November 2020 announcement that they had successfully developed a COVID-19 vaccine, the Fund has outperformed the S&P 500 by a substantial 22 percentage points, the R1000V by 15 percentage points, and the Russell 1000 Growth Index by 26 percentage points.a
While value stocks have outperformed growth stocks by 12 percentage points since November, they continue to trade at a large discount to growth stocks.b The Russell 1000 Growth trades at a lofty 31.5 times forward earnings compared to 17.9 times for the Russell 1000 Value, a historically wide valuation disparity.c Many growth stocks are high-valuation technology companies with extreme valuations that reflect high expectations. We believe a number of these companies face significant challenges, including mounting competitive, technological, and regulatory threats. In addition, their valuations have benefited from lower interest rates and their perceived durability amid COVID-19, both of which could change going forward.
Investment Strategy
The Fund’s composition is very different from the overall market, and its portfolio trades at a meaningful discount to both the broad-based market and value universe: 13.9 times forward earnings compared to 22.3 times for the S&P 500 and 17.9 times for the R1000V. Stocks that benefit from rising interest rates are currently trading at particularly low relative valuations, and this is an area of emphasis for the Fund. Even if interest rates do not rise, the Fund still stands to benefit from valuation spreads returning to more historically normal levels.
The Fund also remains highly geared to an economic recovery, and we believe this recovery could be very different from previous ones. The U.S. government has provided extraordinary fiscal stimulus for the economy—more than was put forward in the New Deal, Marshall Plan, and global financial crisis combined as a percentage of gross domestic product (GDP). Moreover, in contrast to the 2008-09 global financial crisis, the U.S. banking system is profitable and well capitalized, consumers are ready to spend, and both home prices and job openings are at record levels. Usually it takes years for job openings to return to historic levels after a recession. Combining all of these factors, we believe the U.S. economy is primed to grow. While concerns about COVID-19 variants could influence the trajectory of the recovery, we believe this is a manageable risk over our three- to five-year investment horizon.
Our disciplined, value-oriented approach—grounded in our extensive research, long-term investment horizon, and organizational independence—has led us to invest in out-of-favor companies with strong fundamentals during periods of uncertainty. During the first nine months of 2020, we shifted over 10% of the portfolio into more depressed cyclical sectors, including Energy, Financials, and Information Technology Hardware. We largely funded those additions with trims from more defensive sectors, including Media, Pharmaceuticals, and Biotechnology.
Since November, however, we’ve taken largely reciprocal actions. We have trimmed more cyclical stocks as relative tradeoffs and value have recovered, and we have added to more defensive sectors based on company-specific opportunities. As the Fund’s holdings in the Energy and Financials sectors outperformed, we sold JPMorgan Chase and trimmed APA, Baker Hughes, Bank of America, Capital One Financial, Halliburton, and Truist Financial based on their increased valuations.d Despite these trims, the Fund remains overweight Financials (25.7% compared to 11.3% of the S&P 500 and 20.8% of the R1000V). Many financial services companies have low relative valuations that stand to benefit from accelerating economic growth and higher interest rates. Meanwhile, the Fund’s Energy holdings (8.4% compared to 2.9% of the S&P 500 and 5.1% of the R1000V) trade at attractive valuations, have generated high free cash flow relative to the market, are focused on returning capital to shareholders, and should benefit from recovering demand for oil as economies reopen.
We recently added significantly to the Fund’s holdings in Health Care based on low relative valuations, attractive business models, and several company-specific opportunities. In the first half of 2021, our largest increases included Sanofi and Incyte within the Pharmaceuticals and Biotechnology industries, respectively.
Sanofi
Based in France, Sanofi is a global pharmaceuticals company with leading positions in rare diseases, vaccines, over-the-counter consumer health products, and emerging markets. Over the past decade, the company was beset by a variety of operational issues and low research and development (R&D) productivity, which led Sanofi’s Board of Directors to change its CEO in 2015 and again in 2019.
The current management team—including CEO Paul Hudson who joined from European competitor Novartis and CFO Jean-Baptiste Chasseloup de Chatillon from the auto industry—has made significant changes. The company has shifted R&D funding away from the highly competitive primary care drug market and towards the more lucrative specialty pharma market. Sanofi also launched an aggressive cost-cutting program to raise profit margins closer to peer levels. Recent results are encouraging, with the company achieving 7% earnings per share (EPS) growth in both 2019 and 2020.
PAGE 1 ■ Dodge & Cox Stock Fund

Going forward, this pace of earnings growth could continue or even accelerate due to a potent combination of rising revenue and cost cutting. Over the next few years, we believe Dupixent—a blockbuster anti-inflammatory drug with multiple use cases—can also drive substantial growth. Longer term, we are encouraged by an expanding late-stage drug development pipeline with a number of compounds showing signs of initial clinical success. These positive changes do not yet seem to be appreciated by many investors, as evidenced by the company’s below average valuation of 13.4 times forward earnings. On June 30, Sanofi was a 2.8% position in the Fund.
Incyte
Incyte is a U.S.-based biopharmaceutical company that discovers, develops, and commercializes proprietary therapeutics, largely focused on oncology. Since the Fund invested in the company over two years ago, Incyte has improved its R&D pipeline and launched three new products, which could collectively generate $1 billion in sales annually. We believe Incyte offers an attractive investment opportunity. The company’s reasonable valuation is supported by its main drug, Jakafi, which represents 83% of total revenues. And management continues to reinvest profits from the legacy product portfolio into the R&D pipeline. The team seeks to extend the Jakafi franchise beyond its patent expiry in 2027, and discover the next big drug to transform the company. Finally, Incyte could be an attractive acquisition candidate, given its growth prospects over the next decade, strong Jakafi franchise, and productive R&D organization. In addition, the company’s strong corporate governance and representation of long-term investors on the board align its interests with those of other long-term shareholders like the Fund. On June 30, Incyte was a 0.8% position in the Fund.
In Closing
We believe the current wide valuation disparities between value and growth stocks could close significantly in coming years. More rapid economic growth and higher interest rates could propel value stocks to continue to outperform. Meanwhile, growth stocks may not benefit as much as value stocks from reopening economies, and they are more vulnerable to rising rates. While we are encouraged by recent performance results, we are aware that market cycles can be quite long. Value has been out of favor for over a decade and could take some time to recover, supported by still-wide valuation spreads. While the exact timing is unclear, we expect interest rates to be higher in the coming years, and the Fund is positioned to potentially benefit, largely through its holdings in Financials. We believe patience, persistence, and a long-term investment horizon are essential to investment success. We encourage our shareholders to take a similar view. We have strong conviction in the Fund’s value-oriented portfolio, which is comprised mostly of companies with strong businesses that we believe would benefit from sustained economic growth. We remain optimistic about the outlook for the Fund and confident in our active investment approach. Since changes in valuations and share prices can happen swiftly and without warning, we encourage our shareholders to take a long-term view.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 30, 2021

(a)
The Dodge & Cox Stock Fund had a total return of 45.3% from November 9, 2020 to
June 30, 2021 compared to 23.7% for the S&P 500 Index, 30.7% for the Russell
1000 Value Index, and 19.1% for the Russell 1000 Growth Index.

(b)	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
(c)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2021.
(d)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox Stock Fund ■ PAGE 2

Year-to-Date Performance Review
The Fund outperformed the S&P 500 by 10.8 percentage points year to date.
Key Contributors to Relative Results
■ The Fund's average overweight position and holdings in Financials (up 38% versus up 26% for the S&P 500 sector) added significantly to results. Capital One Financial, Wells Fargo, Charles Schwab, and Goldman Sachs were top contributors.
■ A higher average weighting and strong returns from holdings in Energy (up 50% versus up 46% for the S&P 500 sector) contributed. Occidental Petroleum was a standout performer.
■ Stock selection in the Information Technology sector was positive (holdings up 18% versus up 14% for the S&P 500 sector). Dell Technologies and HP Inc. were strong.
Key Detractors from Relative Results
■ The Fund's average overweight position in Health Care hurt results. Novartis and BioMarin lagged.
■ Other key detractors included Cognizant Technology Solutions, Fiserv, Microsoft, and Charter Communications.
The Fund outperformed the Russell 1000 Value by 9.0 percentage points year to date.
Key Contributors to Relative Results
■ Relative returns in the Financials sector (up 38% versus up 27% for the R1000V sector), combined with a higher average weighting, had a positive impact. Capital One Financial, Wells Fargo, Charles Schwab, and Goldman Sachs were notable contributors.
■ Returns from holdings in Communication Services (up 24% versus up 10% for the R1000V sector) helped results, especially Alphabet.
■ The Fund's average overweight position and holdings in Energy (up 50% versus up 46% for the R1000V sector) contributed, notably Occidental Petroleum.
Key Detractors from Relative Results
■ No sector meaningfully detracted from relative returns. Individual holdings that detracted included Cognizant Technology Solutions, Novartis, Booking Holdings, Fiserv, Charter Com
munications, and Comcast.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is the decision- making body for the Stock Fund, is an nine-member committee with an average tenure at Dodge & Cox of 23 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox Stock Fund

Growth of $10,000 Over 10 Years
For An Investment Made On June 30, 2011

Average Annual Total Return
For Periods Ended June 30, 2021
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	58.92%	17.43%	13.88%	9.46%
S&P 500 Index	40.79	17.65	14.84	8.61
Russell 1000 Value Index	43.68	11.87	11.61	7.73
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The Fund’s primary benchmark is the S&P 500 Index, which consists of large cap equity securities and is generally considered representative of the U.S. stock market as a whole. The Fund’s secondary benchmark is the Russell 1000 Value Index, which measures the performance of the large capitalization value segment of the U.S. equity universe.
S&P 500® is a trademark of S&P Global Inc. Russell 1000® is a trademark of the London Stock Exchange Group plc.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2021	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,260.60	$2.91
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.22	2.61
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Stock Fund ■ PAGE 4

Portfolio Information (unaudited)	June 30, 2021
Sector Diversification (%)	% of Net Assets
Financials	25.7
Health Care	18.2
Information Technology	18.0
Communication Services	14.3
Industrials	8.6
Energy	8.4
Consumer Discretionary	3.1
Consumer Staples	1.1
Materials	0.9
PAGE 5 ■ Dodge & Cox Stock Fund

Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks: 98.3%
	Shares	Value
Communication Services: 14.3%
Media & Entertainment: 13.2%
Alphabet, Inc., Class A(a)	63,300	$154,565,307
Alphabet, Inc., Class C(a)	1,269,253	3,181,154,179
Charter Communications, Inc., Class A(a)	3,181,986	2,295,643,800
Comcast Corp., Class A	47,052,494	2,682,933,208
DISH Network Corp., Class A(a)	22,521,137	941,383,526
Facebook, Inc., Class A(a)	2,452,500	852,758,775
Fox Corp., Class A	30,447,575	1,130,518,460
Fox Corp., Class B	8,640,633	304,150,282
News Corp., Class A	8,349,890	215,176,665
		11,758,284,202
Telecommunication Services: 1.1%
T-Mobile U.S., Inc.(a)	6,575,537	952,335,023
		12,710,619,225
Consumer Discretionary: 3.1%
Automobiles & Components: 0.9%
Honda Motor Co., Ltd. ADR (Japan)	26,820,200	863,074,036
Retailing: 2.2%
Booking Holdings, Inc.(a)	437,280	956,807,995
Qurate Retail, Inc., Series A(a)(b)	33,190,514	434,463,828
The Gap, Inc.	16,248,400	546,758,660
		1,938,030,483
		2,801,104,519
Consumer Staples: 1.1%
Food, Beverage & Tobacco: 1.1%
Molson Coors Beverage Company, Class B(a)(b)	18,164,725	975,264,085
Energy: 8.4%
APA Corp.(b)	15,416,199	333,452,384
Baker Hughes Co., Class A	32,780,750	749,695,753
ConocoPhillips	14,874,758	905,872,762
Halliburton Co.	6,884,567	159,171,189
Hess Corp.	7,934,882	692,873,896
Occidental Petroleum Corp.(b)	69,804,126	2,182,775,020
Occidental Petroleum Corp., Warrant(a)(b)	9,394,990	130,684,311
Schlumberger, Ltd. (Curacao/United States)	32,757,845	1,048,578,619
The Williams Companies, Inc.	49,538,400	1,315,244,520
		7,518,348,454
Financials: 25.7%
Banks: 7.2%
Bank of America Corp.	47,322,200	1,951,094,306
Truist Financial Corp.	8,928,544	495,534,192
Wells Fargo & Co.	87,371,841	3,957,070,679
		6,403,699,177
Diversified Financials: 14.8%
American Express Co.	8,357,200	1,380,860,156
Bank of New York Mellon Corp.	39,156,624	2,005,993,847
Capital One Financial Corp.(b)	22,020,513	3,406,353,156
Charles Schwab Corp.	47,588,400	3,464,911,404
Goldman Sachs Group, Inc.	4,748,100	1,802,046,393
State Street Corp.	14,402,700	1,185,054,156
		13,245,219,112
Insurance: 3.7%
Aegon NV, NY Shs (Netherlands)	77,217,935	318,910,072

	Shares	Value
Brighthouse Financial, Inc.(a)(b)	6,648,863	$302,789,221
Lincoln National Corp.	3,466,980	217,865,023
MetLife, Inc.	40,571,100	2,428,180,335
		3,267,744,651
		22,916,662,940
Health Care: 18.2%
Health Care Equipment & Services: 4.8%
Cigna Corp.	8,858,372	2,100,054,250
CVS Health Corp.	9,736,400	812,405,216
Medtronic PLC (Ireland/United States)	3,051,000	378,720,630
UnitedHealth Group, Inc.	2,559,360	1,024,870,119
		4,316,050,215
Pharmaceuticals, Biotechnology & Life Sciences: 13.4%
Alnylam Pharmaceuticals, Inc.(a)	3,109,177	527,067,685
BioMarin Pharmaceutical, Inc.(a)	8,471,425	706,855,702
Bristol-Myers Squibb Co.	18,031,739	1,204,880,800
Gilead Sciences, Inc.	19,463,212	1,340,236,778
GlaxoSmithKline PLC ADR (United Kingdom)	58,741,472	2,339,085,415
Incyte Corp.(a)	8,453,200	711,167,716
Novartis AG ADR (Switzerland)	15,959,756	1,456,168,137
Roche Holding AG ADR (Switzerland)	24,908,799	1,170,464,465
Sanofi ADR (France)	46,985,378	2,474,250,006
		11,930,176,704
		16,246,226,919
Industrials: 8.6%
Capital Goods: 6.1%
Carrier Global Corp.	12,957,879	629,752,919
Johnson Controls International PLC(b) (Ireland/United States)	34,198,717	2,347,057,948
Otis Worldwide Corp.	4,313,250	352,694,453
Raytheon Technologies Corp.	24,280,600	2,071,377,986
		5,400,883,306
Transportation: 2.5%
FedEx Corp.	7,628,862	2,275,918,400
		7,676,801,706
Information Technology: 18.0%
Semiconductors & Semiconductor Equipment: 1.5%
Microchip Technology, Inc.	8,969,733	1,343,127,820
Software & Services: 6.3%
Cognizant Technology Solutions Corp., Class A	18,502,477	1,281,481,557
Fiserv, Inc.(a)	14,027,000	1,499,346,030
Micro Focus International PLC ADR(b) (United Kingdom)	22,724,028	171,111,931
Microsoft Corp.	7,375,000	1,997,887,500
VMware, Inc., Class A(a)	4,408,900	705,291,733
		5,655,118,751
Technology, Hardware & Equipment: 10.2%
Cisco Systems, Inc.	30,037,587	1,591,992,111
Dell Technologies, Inc., Class C(a)	22,181,217	2,210,801,898
Hewlett Packard Enterprise Co.(b)	73,185,349	1,067,042,388
HP Inc.(b)	74,130,337	2,237,994,874
Juniper Networks, Inc.(b)	29,015,165	793,564,763
TE Connectivity, Ltd. (Switzerland)	8,733,575	1,180,866,676
		9,082,262,710
		16,080,509,281
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ■  PAGE 6

Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks (continued)
	Shares	Value
Materials: 0.9%
Celanese Corp.	4,495,898	$681,578,137
LyondellBasell Industries NV, Class A (Netherlands)	1,003,363	103,215,952
		784,794,089
Total Common Stocks (Cost $52,456,196,511)		$87,710,331,218
Short-Term Investments: 1.7%
	Par Value/ Shares	Value
Repurchase Agreements: 1.3%
Fixed Income Clearing Corporation(c) 0.000%, dated 6/30/21, due 7/1/21, maturity value $1,156,813,000	$1,156,813,000	$1,156,813,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	356,646,907	356,646,907
Total Short-Term Investments (Cost $1,513,459,907)		$1,513,459,907
Total Investments In Securities (Cost $53,969,656,418)	100.0%	$89,223,791,125
Other Assets Less Liabilities	(0.0)%	(30,416,724)
Net Assets	100.0%	$89,193,374,401
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%-2.125%, 11/30/22-12/31/22 and U.S. Treasury Inflation Indexed Notes 0.125%, 4/15/22. Total collateral value is $1,179,949,413.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2021. Further detail on these holdings and related activity during the period appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 8.8%
Consumer Discretionary 0.0%
Qurate Retail, Inc., Series A(a)	$ 382,066,188	$—	$(43,819,100)	$(6,864,762)	$155,479,142	$—(b)	$—
Consumer Staples 1.1%
Molson Coors Beverage Company, Class B(a)	806,502,541	15,542,408	—	—	153,219,136	975,264,085	—
Energy 2.6%
APA Corp.	441,634,079	—	(350,011,804)	(772,949,801)	573,145,831	—(b)	1,491,313
Concho Resources, Inc.	639,819,420	—	(718,945,814)	(6,179,723)	85,306,117	—(b)	—
Occidental Petroleum Corp.	1,254,359,214	—	(76,466,619)	(40,344,784)	1,045,227,209	2,182,775,020	1,396,083
Occidental Petroleum Corp., Warrant(a)	63,979,882	—	—	—	66,704,429	130,684,311	—
						2,313,459,331
Financials 0.3%
Brighthouse Financial, Inc.(a)	240,722,085	—	—	—	62,067,136	302,789,221	—
Capital One Financial Corp.	3,003,993,475	—	(1,108,191,732)	548,454,606	962,096,807	—(b)	20,400,650
						302,789,221
Industrials 0.0%
Johnson Controls International PLC	1,864,965,879	—	(689,493,516)	227,573,122	1,426,104,532	—(b)	18,694,701
PAGE 7 ■  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2021
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Information Technology 4.8%
Hewlett Packard Enterprise Co.	$1,132,526,363	$24,781,501	$(389,993,026)	$161,921,779	$137,805,771	$1,067,042,388	$20,487,550
HP Inc.	2,225,403,287	—	(491,638,505)	208,936,976	295,293,116	2,237,994,874	31,363,928
Juniper Networks, Inc.	653,131,364	—	—	—	140,433,399	793,564,763	11,606,066
Micro Focus International PLC ADR	129,754,200	—	—	—	41,357,731	171,111,931	3,085,832
						4,269,713,956
				320,547,413	5,144,240,356	7,861,226,593	108,526,123
Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Qurate Retail, Inc., 8.00%, 3/15/2031	56,621,467	—	(57,740,251)	3,828,806	(2,710,022)	—(b)	50,394
				$324,376,219	$5,141,530,334	$7,861,226,593	$108,576,517
(a)	Non-income producing
(b)	Company was not an affiliate at period end
See accompanying Notes to Financial StatementsDodge & Cox Stock Fund ■  PAGE 8

Statement of Assets and Liabilities (unaudited)
June 30, 2021
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $43,854,323,365)	$81,362,564,532
Affiliated issuers (cost $10,115,333,053)	7,861,226,593
89,223,791,125
Receivable for Fund shares sold	44,389,917
Dividends and interest receivable	100,923,159
Prepaid expenses and other assets	181,142
89,369,285,343
Liabilities:
Payable for investments purchased	20,485,134
Payable for Fund shares redeemed	114,968,454
Management fees payable	36,775,236
Accrued expenses	3,682,118
175,910,942
Net Assets	$89,193,374,401
Net Assets Consist of:
Paid in capital	$50,545,070,483
Distributable earnings	38,648,303,918
$89,193,374,401
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	372,315,317
Net asset value per share	$239.56

Statement of Operations (unaudited)
Six Months Ended June 30, 2021
Investment Income:
Dividends (net of foreign taxes of $28,174,544)
Unaffiliated issuers	$654,462,441
Affiliated issuers	108,576,517
Interest	34,367,489
797,406,447
Expenses:
Management fees	202,361,818
Custody and fund accounting fees	413,114
Transfer agent fees	3,108,207
Professional services	109,618
Shareholder reports	743,219
Registration fees	450,427
Trustees fees	202,393
Miscellaneous	1,956,462
209,345,258
Net Investment Income	588,061,189
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (Note 5)	3,025,802,589
Investments in securities of affiliated issuers (Note 5)	324,376,219
Foreign currency transactions	423,223
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	9,191,490,749
Investments in securities of affiliated issuers	5,141,530,334
Net realized and unrealized gain	17,683,623,114
Net Change in Net Assets From Operations	$18,271,684,303

Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2021	December 31, 2020
Operations:
Net investment income	$588,061,189	$1,255,466,321
Net realized gain (loss)	3,350,602,031	4,690,384,842
Net change in unrealized appreciation/depreciation	14,333,021,083	(2,119,441,342)
	18,271,684,303	3,826,409,821
Distributions to Shareholders:
Total distributions	(1,117,053,069)	(4,767,352,105)
Fund Share Transactions:
Proceeds from sale of shares	9,524,230,048	9,791,732,360
Reinvestment of distributions	1,055,077,489	4,511,574,799
Cost of shares redeemed	(9,214,434,443)	(17,273,862,390)
Net change from Fund share transactions	1,364,873,094	(2,970,555,231)
Total change in net assets	18,519,504,328	(3,911,497,515)
Net Assets:
Beginning of period	70,673,870,073	74,585,367,588
End of period	$89,193,374,401	$70,673,870,073
Share Information:
Shares sold	42,931,737	59,077,979
Distributions reinvested	4,647,451	26,228,445
Shares redeemed	(42,293,322)	(103,216,559)
Net change in shares outstanding	5,285,866	(17,910,135)
PAGE 9 ■  Dodge & Cox Stock FundSee accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Stock Fund (the "Fund") is one of the series constituting the Dodge & Cox Funds (the "Trust" or the "Funds"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund's Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including
Dodge & Cox Stock Fund ■ PAGE 10

Notes to Financial Statements (unaudited)
accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$12,710,619,225	$—
Consumer Discretionary	2,801,104,519	—
Consumer Staples	975,264,085	—
Energy	7,518,348,454	—
Financials	22,916,662,940	—
Health Care	16,246,226,919	—
Industrials	7,676,801,706	—
Information Technology	16,080,509,281	—
Materials	784,794,089	—
Short-Term Investments
Repurchase Agreements	—	1,156,813,000
Money Market Fund	356,646,907	—
Total Securities	$88,066,978,125	$1,156,813,000
Note 3: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agree ment further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 4: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, foreign currency realized gain (loss), certain corporate action transactions, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Ordinary income	$665,339,137	$1,256,046,162
	($1.814 per share)	($3.409 per share)
Long-term capital gain	$451,713,932	$3,511,305,943
	($1.242 per share)	($9.805 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2020, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$94,780,361
Undistributed long-term capital gain	451,621,917
Net unrealized appreciation	20,947,270,406
Total distributable earnings	$21,493,672,684
At June 30, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$53,914,422,463
Unrealized appreciation	37,137,854,840
Unrealized depreciation	(1,828,486,178)
Net unrealized appreciation	35,309,368,662
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
PAGE 11 ■ Dodge & Cox Stock Fund

Notes to Financial Statements (unaudited)
Note 5: Redemptions In-Kind
During the six months ended June 30, 2021, the Fund distributed securities and cash as payment for redemptions of Fund shares. For financial reporting purposes, the Fund realized a net gain of $1,700,855,848 attributable to the redemptions in-kind: $1,560,345,559 from unaffiliated issuers and $140,510,289 from affiliated issuers. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Com pany, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2021, the Fund’s commitment fee amounted to $244,851 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2021, purchases and sales of securities, other than short-term securities, aggregated $9,174,374,711 and $7,128,387,057, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of period	$192.56	$193.76	$172.81	$203.61	$184.30	$162.77
Income from investment operations:
Net investment income	1.60	(a)3.41	3.65	2.90	3.09	3.05
Net realized and unrealized gain (loss)	48.46	8.60	37.98	(16.96)	30.03	30.56
Total from investment operations	50.06	12.01	41.63	(14.06)	33.12	33.61
Distributions to shareholders from:
Net investment income	(1.75)	(3.36)	(3.65)	(2.90)	(3.11)	(3.03)
Net realized gain	(1.31)	(9.85)	(17.03)	(13.84)	(10.70)	(9.05)
Total distributions	(3.06)	(13.21)	(20.68)	(16.74)	(13.81)	(12.08)
Net asset value, end of period	$239.56	$192.56	$193.76	$172.81	$203.61	$184.30
Total return	26.06%	7.16%	24.80%	(7.08)%	18.32%	21.27%
Ratios/supplemental data:
Net assets, end of period (millions)	$89,193	$70,674	$74,585	$63,005	$70,901	$61,600
Ratio of expenses to average net assets	(b)0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	(b)1.45%	(a)1.98%	1.93%	1.41%	1.58%	1.83%
Portfolio turnover rate	9%	21%	17%	20%	13%	16%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.20 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.

(b)	Annualized
See accompanying Notes to Financial Statements
Dodge & Cox Stock Fund ■ PAGE 12

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 13 ■ Dodge & Cox Stock Fund

Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2021

Semi-Annual Report
June 30, 2021
Global Stock Fund
ESTABLISHED 2008
TICKER: DODWX

06/21 GSF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Global Stock Fund had a total return of 21.0% for the six months ended June 30, 2021, compared to a return of 13.1% for the MSCI World Index.
Market Commentary
Global equity markets have rebounded significantly since their March 2020 lows when the World Health Organization first declared COVID-19 a pandemic, and continued to appreciate through the first half of 2021. In the United States, the S&P 500 Index reached an all-time high in June, as the successful rollout of COVID-19 vaccines, unprecedented fiscal and monetary stimulus, healthy consumer balance sheets, and tightening labor markets created optimism about economic growth. Segments of the market that had previously lagged—such as Energy and Financials—surged, underscoring the importance of patience and persistence for value-oriented investors. Internationally, share prices have also risen, in anticipation of a continued robust earnings recovery from the lows caused by the pandemic.
Within this backdrop, value stocksa have outperformed growth stocks by a substantial eight percentage points since September 30, 2020.b However, despite this outperformance, the valuation gap between value and growth stocks globally remains remarkably wide: the MSCI World Growth trades at 30.1 times forward earnings compared to 14.7 times for the MSCI World Value.c
Investment Strategy
While the rollout of COVID-19 vaccines is proceeding at different rates around the world, we remain optimistic about further earnings growth as economies continue to recover. The Fund remains geared to an economic recovery, with a continued emphasis on lower valuation opportunities. The Fund trades at a meaningful discount to both the broad-based market, as well as the value universe: 13.2 times forward earnings compared to 19.9 times for the MSCI World and 14.7 times for the MSCI World Value.
Many traditional value sectors continue to trade at significant relative discounts to the market versus historic averages, with Financials, Energy, and Materials looking demonstrably cheaper than the rest of the market. The Fund is overweight these sectors. Unlike the situation in the 2008-09 global financial crisis, governments around the world have provided extraordinary support throughout the pandemic, the U.S. banking system is profitable and well capitalized, and consumers are ready to spend. We believe this bodes well for sectors exposed to economic recovery. Notably, the U.S. government has provided more fiscal stimulus since March 2020 than it provided in the New Deal, Marshall Plan, and global financial crisis combined, as a percentage of gross domestic product (GDP).
In contrast, many of today’s growth stocks are technology companies with extreme valuations that reflect high expectations. We believe a number of these companies face significant challenges, including mounting competitive, technological, and regulatory threats. In addition, their valuations have benefited from lower interest rates and their perceived durability amid COVID-19, both of which could change going forward.
Periods of significant volatility can create some of the best opportunities from a valuation perspective. Our disciplined, value-oriented approach—grounded in our extensive research, long-term investment horizon, and organizational independence—has enabled us to invest in out-of-favor companies with strong fundamentals during periods of uncertainty. Having said this, it is important to weigh company fundamentals against valuations and not simply focus on either value or growth labels when selecting individual investments. Not all value stocks are great investments—there may be good reasons certain companies are inexpensive. Additionally, investors can easily miss attractive opportunities by rigidly defining their universe.
During the COVID-19 downturn, the Fund added to depressed cyclical portions of the market (e.g., Energy, Financials, Materials), largely funded with trims from more defensive segments. However, since Pfizer and BioNTech announced they had successfully developed a COVID-19 vaccine, we have taken largely reciprocal actions in the portfolio amid changing valuations. We have trimmed more cyclical stocks as value has recovered, and we have added to more defensive sectors based on company-specific opportunities. As the Fund’s holdings in the Energy and Financials sectors outperformed, we sold Bank of America, ConocoPhillips, Hess, Mitsubishi UFJ, and Societe Generale to fund other relatively more attractive investment opportunities within the global universe.d We also trimmed APA, Capital One Financial, Schlumberger, and Wells Fargo, among other holdings, based on their increased valuations. Despite these trims, the Fund remains overweight Financials (25.0% compared to 13.6% of the MSCI World). Many of the financial services companies we own have low relative valuations and stand to benefit from continued economic growth and higher interest rates. Meanwhile, the Fund’s Energy holdings (6.7% compared to 3.2% of the MSCI World) trade at attractive valuations, generate high free cash flow relative to the market, have committed to returning capital to shareholders, and should benefit from recovering demand for oil as economies reopen.
We recently added significantly to the Fund’s holdings in Health Care based on low relative valuations, attractive business models, and several company-specific opportunities. In the first half of 2021, we added meaningfully to Sanofi and GlaxoSmithKline within the Pharmaceuticals industry and also started a new position in Incyte.
Sanofi
Based in France, Sanofi is a global pharmaceuticals company with leading positions in rare diseases, vaccines, over-the-counter consumer health products, and emerging markets. Over the past decade, the company was beset by a variety of operational issues and low research and development (R&D) productivity, which led Sanofi’s Board of Directors to change its CEO in 2015 and again in 2019.
The current management team—including CEO Paul Hudson who joined from European competitor Novartis and CFO Jean-Baptiste Chasseloup de Chatillon from the auto industry—has made significant changes. The company has shifted R&D funding away from the highly competitive primary care drug market and towards the more lucrative specialty pharma market. Sanofi also launched an
PAGE 1 ■ Dodge & Cox Global Stock Fund

aggressive cost-cutting program to raise profit margins closer to peer levels. Recent results are encouraging, with the company achieving 7% earnings per share (EPS) growth in both 2019 and 2020.
Going forward, this pace of earnings growth could continue or even accelerate due to a potent combination of rising revenue and cost cutting. Over the next few years, we believe Dupixent—a blockbuster anti-inflammatory drug with multiple use cases—can also drive substantial growth. Longer term, we are encouraged by an expanding late-stage drug development pipeline with a number of compounds showing signs of initial clinical success. These positive changes do not yet seem to be appreciated by many investors, as evidenced by the company’s below average valuation of 13.4 times forward earnings. On June 30, Sanofi was a 3.5% position in the Fund.
GlaxoSmithKline (Glaxo)
Based in the United Kingdom, Glaxo operates in three fields: pharmaceuticals, where it has a leading HIV franchise; vaccines; and, over-the-counter consumer health. Glaxo’s pharma division is in the midst of a turnaround after having struggled with generic competition for its asthma drug Advair and an unproductive R&D pipeline. Meanwhile, the vaccines and consumer health segments have performed well and have generated healthy profit growth. What makes Glaxo so attractive to us is its compelling valuation. Based on our analysis, we think the current valuation ascribes little to no value to the core pharmaceuticals business.
Like Sanofi, management at Glaxo is actively repositioning the company to enhance its value. A new CEO, Emma Walmsley, was internally promoted in 2017 with the mandate to turn around the company. Hal Barron was brought in as the Chief Scientific Officer and President of R&D. His industry reputation and track record give us confidence he can lead a successful transformation into a specialty-focused pharma company by investing heavily in oncology and immunology. For the pharmaceuticals division, management targets annualized sales growth of at least 5% and annualized operating profit growth of at least 10% from 2021 to 2026. Management plans to spin off the consumer business in 2022 to highlight the value of the individual parts of the company. In addition, recent involvement from activist shareholders may increase the urgency to unlock value in other ways.
We believe Glaxo represents an asymmetric risk-reward opportunity. If the turnaround in the pharmaceuticals division is successful, the investment upside could be meaningful. But even if this does not pan out, the risk of a substantial loss of capital should be mitigated by the modest current valuation, which can be justified by the vaccines, consumer health, and HIV franchises. These types of opportunities are unique in today’s market, which is why we recently added to Glaxo (a 3.5% position on June 30).
Incyte
Incyte is a U.S.-based biopharmaceutical company that discovers, develops, and commercializes proprietary therapeutics, largely focused on oncology. Over the past two years, Incyte has improved its R&D pipeline and launched three new products, which could collectively generate $1 billion in sales annually. We believe Incyte offers an attractive investment opportunity. The company’s reasonable valuation is supported by its main drug, Jakafi, which represents 83% of total revenues. And management continues to reinvest profits from the legacy product portfolio into the R&D pipeline. The team seeks to extend the Jakafi franchise beyond its patent expiry in 2027, and discover the next big drug to transform the company. Finally, Incyte could be an attractive acquisition candidate, given its growth prospects over the next decade, strong Jakafi franchise, and productive R&D organization. In addition, the company’s strong corporate governance and representation of long-term investors on the board align its interests with those of other long-term shareholders like the Fund. Incyte was a 0.6 % position in the Fund at quarter end.
In Closing
We are encouraged by the Fund’s performance for the first half of the year. The Fund entered 2021 with overweight positions in some of the most inexpensive and most unloved sectors, namely Financials, Energy, and Materials. That positioning was based on the market’s extreme valuation dispersion and guided by our long-term and bottom-up approach to portfolio construction. Although we had confidence in our research and the Fund’s holdings, we could not be sure whether or when this positioning would be rewarded.
Recent results affirm the importance of our active yet patient approach. While the words "active" and "patient" usually do not go hand-in-hand, they are essential to our investment philosophy. Our active portfolio management strategy has enabled us to capitalize on the wide valuation spreads in the market and position the Fund to look very different from the benchmark. The Fund is poised to benefit from a narrowing of these spreads. Patience and the discipline to stick to our convictions helped drive our recent outperformance, and will characterize our efforts going forward.
With valuations still highly dispersed, we believe that remaining disciplined—by not overpaying for companies and by avoiding value traps—is especially critical today. We will continue to employ our active and patient approach, and we thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 30, 2021

(a)	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
(b)	The MSCI World Value Index had a total return of 32.77% from September 30, 2020 through June 30, 2021 compared to 25.08% for the MSCI World Growth Index.
(c)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2021.
(d)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox Global Stock Fund ■ PAGE 2

Year-to-Date Performance Review
The Fund outperformed the MSCI World by 7.9 percentage points year to date.
Key Contributors to Relative Results
■ The Fund’s strong stock selection in the Energy sector (up 67% compared to up 33% for the MSCI World sector) and average overweight position (7% versus 3%) helped results. Occidental Petroleum, Ovintiv, and Suncor Energy were among the top contributors.
■  The Fund’s average overweight position in the Financials sector (28% versus 14% for the MSCI World sector) contributed to returns. Wells Fargo and Capital One Financial were top outperformers.
■  Glencore also contributed to results.
Key Detractors from Relative Results
■ The Fund’s holdings in the Consumer Discretionary sector (up 3% compared to up 10% for the MSCI World sector) slightly detracted from relative performance. Alibaba underperformed.
■ The Fund’s average overweight position in the Health Care sector (16% versus 13% for the MSCI World sector) had a slight negative impact on results. Novartis was a detractor.
■ Additional detractors included Credit Suisse, Credicorp, Mit subishi Electric, and Itau Unibanco.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a seven- member committee with an average tenure at Dodge & Cox of 24 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox Global Stock Fund

Growth of $10,000 Over 10 Years
For An Investment Made On June 30, 2011

Average Annual Total Return
For Periods Ended June 30, 2021
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund	54.52%	12.83%	14.68%	10.33%
MSCI World Index	39.04	14.99	14.83	10.65
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI World is a service mark of MSCI Barra.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2021	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,209.80	$3.40
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.72	3.11
*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Global Stock Fund ■ PAGE 4

Portfolio Information (unaudited)	June 30, 2021
Sector Diversification (%)(a)	% of Net Assets
Financials	25.1
Health Care	17.9
Communication Services	14.9
Information Technology	10.8
Industrials	6.9
Energy	6.7
Consumer Discretionary	6.4
Materials	5.7
Consumer Staples	2.6
Real Estate	0.8
Region Diversification (%)%(a)	% of Net Assets
United States	46.3
Europe (excluding United Kingdom)	19.8
United Kingdom	10.4
Asia Pacific (excluding Japan)	9.2
Latin America	4.2
Canada	3.7
Japan	3.1
Africa	1.0

(a)	Excludes derivatives.
PAGE 5 ■ Dodge & Cox Global Stock Fund

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks: 94.5%
	Shares	Value
Communication Services: 14.9%
Media & Entertainment: 14.3%
Alphabet, Inc., Class C(a) (United States)	141,799	$355,393,670
Baidu, Inc. ADR(a) (Cayman Islands/China)	781,900	159,429,410
Charter Communications, Inc., Class A(a) (United States)	477,897	344,778,791
Comcast Corp., Class A (United States)	6,756,600	385,261,332
DISH Network Corp., Class A(a) (United States)	1,929,200	80,640,560
Facebook, Inc., Class A(a) (United States)	298,100	103,652,351
Fox Corp., Class A (United States)	2,786,900	103,477,597
Grupo Televisa SAB ADR (Mexico)	11,641,400	166,239,192
Television Broadcasts, Ltd.(a) (Hong Kong)	2,304,000	2,195,896
		1,701,068,799
Telecommunication Services: 0.6%
T-Mobile U.S., Inc.(a) (United States)	489,000	70,821,870
		1,771,890,669
Consumer Discretionary: 6.4%
Automobiles & Components: 1.1%
Honda Motor Co., Ltd. (Japan)	4,094,400	130,835,051
Retailing: 5.3%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	1,152,400	261,341,272
Booking Holdings, Inc.(a) (United States)	37,000	80,959,330
JD.com, Inc. ADR(a) (Cayman Islands/China)	777,646	62,063,927
Naspers, Ltd., Class N (South Africa)	576,453	121,030,506
Prosus NV, Class N(a) (Netherlands)	715,353	69,953,521
Qurate Retail, Inc., Series A(a) (United States)	2,522,092	33,014,184
		628,362,740
		759,197,791
Consumer Staples: 2.6%
Food & Staples Retailing: 0.4%
Magnit PJSC (Russia)	669,500	48,529,022
Food, Beverage & Tobacco: 2.2%
Anheuser-Busch InBev SA NV (Belgium)	1,615,400	116,479,169
Molson Coors Beverage Company, Class B(a) (United States)	2,603,400	139,776,546
		256,255,715
		304,784,737
Energy: 6.7%
APA Corp. (United States)	841,976	18,211,941
Occidental Petroleum Corp. (United States)	7,989,763	249,839,889
Occidental Petroleum Corp., Warrant(a) (United States)	1,030,245	14,330,708
Ovintiv, Inc. (United States)	5,987,538	188,427,821
Schlumberger, Ltd. (Curacao/United States)	1,984,800	63,533,448
Suncor Energy, Inc. (Canada)	10,849,700	260,067,309
		794,411,116

	Shares	Value
Financials: 22.9%
Banks: 13.5%
Axis Bank, Ltd.(a) (India)	18,194,200	$183,214,835
Banco Santander SA(a) (Spain)	77,587,294	296,191,244
Barclays PLC (United Kingdom)	64,048,900	151,610,338
BNP Paribas SA (France)	3,357,100	210,458,644
Credicorp, Ltd. (Peru)	718,600	87,029,646
ICICI Bank, Ltd.(a) (India)	29,723,636	252,508,946
Standard Chartered PLC (United Kingdom)	10,378,377	66,183,044
Wells Fargo & Co. (United States)	7,820,473	354,189,222
		1,601,385,919
Diversified Financials: 6.4%
Bank of New York Mellon Corp. (United States)	1,632,900	83,653,467
Capital One Financial Corp. (United States)	1,390,397	215,080,512
Charles Schwab Corp. (United States)	2,235,800	162,788,598
Credit Suisse Group AG (Switzerland)	14,950,599	156,607,626
UBS Group AG (Switzerland)	8,949,900	136,969,018
		755,099,221
Insurance: 3.0%
Aegon NV (Netherlands)	12,053,891	50,010,867
Aviva PLC (United Kingdom)	27,657,420	155,291,285
MetLife, Inc. (United States)	1,268,800	75,937,680
Prudential PLC (United Kingdom)	4,145,200	78,757,246
		359,997,078
		2,716,482,218
Health Care: 17.9%
Health Care Equipment & Services: 3.0%
Cigna Corp. (United States)	665,038	157,660,559
CVS Health Corp. (United States)	859,500	71,716,680
UnitedHealth Group, Inc. (United States)	314,100	125,778,204
		355,155,443
Pharmaceuticals, Biotechnology & Life Sciences: 14.9%
Alnylam Pharmaceuticals, Inc.(a) (United States)	507,200	85,980,544
AstraZeneca PLC (United Kingdom)	392,400	47,131,924
Bayer AG (Germany)	1,179,420	71,617,053
BioMarin Pharmaceutical, Inc.(a) (United States)	750,700	62,638,408
GlaxoSmithKline PLC (United Kingdom)	20,934,900	411,047,546
Incyte Corp.(a) (United States)	792,700	66,689,851
Novartis AG (Switzerland)	3,440,650	313,553,751
Roche Holding AG (Switzerland)	779,100	293,493,980
Sanofi (France)	3,929,962	411,753,442
		1,763,906,499
		2,119,061,942
Industrials: 6.9%
Capital Goods: 4.9%
Carrier Global Corp. (United States)	2,025,500	98,439,300
Johnson Controls International PLC (Ireland/United States)	1,711,203	117,439,862
Mitsubishi Electric Corp. (Japan)	12,325,600	178,901,211
Raytheon Technologies Corp. (United States)	2,193,200	187,101,892
		581,882,265
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ■  PAGE 6

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks (continued)
	Shares	Value
Transportation: 2.0%
FedEx Corp. (United States)	786,700	$234,696,211
		816,578,476
Information Technology: 9.7%
Semiconductors & Semiconductor Equipment: 0.9%
Microchip Technology, Inc. (United States)	749,000	112,155,260
Software & Services: 3.6%
Cognizant Technology Solutions Corp., Class A (United States)	1,131,500	78,367,690
Fiserv, Inc.(a) (United States)	706,900	75,560,541
Micro Focus International PLC (United Kingdom)	3,002,699	22,720,375
Microsoft Corp. (United States)	690,000	186,921,000
VMware, Inc., Class A(a) (United States)	388,100	62,084,357
		425,653,963
Technology, Hardware & Equipment: 5.2%
Cisco Systems, Inc. (United States)	1,122,300	59,481,900
Dell Technologies, Inc., Class C(a) (United States)	2,808,243	279,897,580
Hewlett Packard Enterprise Co. (United States)	1,522,756	22,201,782
HP Inc. (United States)	3,189,300	96,284,967
Juniper Networks, Inc. (United States)	2,719,268	74,371,980
TE Connectivity, Ltd. (Switzerland)	646,615	87,428,814
		619,667,023
		1,157,476,246
Materials: 5.7%
Celanese Corp. (United States)	737,200	111,759,520
Glencore PLC (Jersey/United Kingdom)	69,686,000	298,299,408
Holcim, Ltd. (Switzerland)	1,242,862	74,551,571
LyondellBasell Industries NV, Class A (Netherlands)	137,717	14,166,948
Nutrien, Ltd. (Canada)	2,953,300	178,999,513
		677,776,960
Real Estate: 0.8%
Daito Trust Construction Co., Ltd. (Japan)	529,800	57,942,031
Hang Lung Group, Ltd. (Hong Kong)	14,161,600	36,113,968
		94,055,999
Total Common Stocks (Cost $7,625,775,113)		$11,211,716,154
Preferred Stocks: 3.2%
	Par Value/ Shares	Value
Financials: 2.1%
Banks: 2.1%
Itau Unibanco Holding SA, Pfd (Brazil)	40,779,293	$244,324,849
Information Technology: 1.1%
Technology, Hardware & Equipment: 1.1%
Samsung Electronics Co., Ltd., Pfd (South Korea)	2,006,830	131,335,409
Total Preferred Stocks (Cost $208,266,011)		$375,660,258
Convertible Debt Securities: 0.1%
	Par Value	Value
Corporate: 0.1%
Financials: 0.1%
Credit Suisse Group Guernsey VII Ltd(b) (Switzerland)	5,626,000	$6,810,789
Total Convertible Debt Securities (Cost $6,195,012)		$6,810,789
Short-Term Investments: 2.0%
	Par Value/ Shares	Value
Repurchase Agreements: 1.6%
Fixed Income Clearing Corporation(c) 0.000%, dated 6/30/21, due 7/1/21, maturity value $195,480,000	$195,480,000	$195,480,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	47,644,298	47,644,298
Total Short-Term Investments (Cost $243,124,298)		$243,124,298
Total Investments In Securities (Cost $8,083,360,434)	99.8%	$11,837,311,499
Other Assets Less Liabilities	0.2%	25,527,786
Net Assets	100.0%	$11,862,839,285
(a)	Non-income producing
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%, 10/31/22. Total collateral value is $199,389,645.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
PAGE 7 ■  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	2,518	9/17/21	$121,085,827	$(2,828,535)
Yen Denominated Nikkei 225 Index— Long Position	633	9/9/21	81,948,985	(925,487)
				$(3,754,022)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
Bank of America	7/14/21	USD	7,235,569	CHF	6,661,199	$33,877
Bank of America	7/14/21	USD	7,231,993	CHF	6,660,200	31,381
Bank of America	7/14/21	USD	7,239,909	CHF	6,660,200	39,297
Citibank	7/14/21	USD	7,236,661	CHF	6,659,602	36,695
Citibank	7/14/21	USD	7,240,204	CHF	6,659,605	40,236
JPMorgan	7/14/21	USD	7,234,355	CHF	6,660,193	33,750
JPMorgan	7/14/21	USD	7,239,808	CHF	6,659,595	39,850
JPMorgan	7/14/21	USD	7,239,121	CHF	6,662,199	36,348
JPMorgan	7/14/21	USD	7,235,268	CHF	6,659,601	35,304
State Street	7/14/21	USD	7,242,432	CHF	6,659,606	42,462
Citibank	8/18/21	USD	4,192,075	CHF	3,769,489	113,042
Citibank	8/18/21	USD	4,190,941	CHF	3,769,500	111,895
Citibank	8/18/21	USD	4,191,221	CHF	3,769,500	112,175
Citibank	8/18/21	USD	4,192,726	CHF	3,769,487	113,694
Citibank	8/18/21	USD	4,192,744	CHF	3,769,495	113,704
JPMorgan	8/18/21	USD	4,192,763	CHF	3,769,483	113,736
JPMorgan	8/18/21	USD	4,194,213	CHF	3,769,486	115,183
JPMorgan	8/18/21	USD	4,190,592	CHF	3,769,496	111,551
JPMorgan	8/18/21	USD	4,191,796	CHF	3,769,489	112,762
JPMorgan	8/18/21	USD	4,190,726	CHF	3,769,575	111,599
Barclays	9/15/21	USD	9,697,415	CHF	8,701,066	274,957
Citibank	9/15/21	USD	9,700,824	CHF	8,700,630	278,838
Citibank	9/15/21	USD	9,698,556	CHF	8,699,760	277,512
Citibank	9/15/21	USD	9,712,748	CHF	8,711,131	279,391
Morgan Stanley	9/15/21	USD	9,704,584	CHF	8,702,718	280,337
Morgan Stanley	9/15/21	USD	9,698,955	CHF	8,701,065	276,497
Morgan Stanley	9/15/21	USD	9,699,447	CHF	8,700,630	277,461
CNH: Chinese Yuan Renminbi
Bank of America	7/21/21	USD	27,144,572	CNH	176,656,873	(137,571)
Bank of America	7/21/21	USD	27,545,272	CNH	179,333,494	(150,236)
JPMorgan	7/21/21	USD	27,549,504	CNH	179,333,493	(146,005)
UBS	8/18/21	USD	13,278,409	CNH	88,000,000	(285,798)
UBS	8/18/21	USD	13,279,010	CNH	88,000,000	(285,197)
JPMorgan	9/15/21	USD	24,937,348	CNH	165,277,260	(488,662)
UBS	9/15/21	USD	24,937,724	CNH	165,277,260	(488,286)
Goldman Sachs	10/27/21	USD	12,720,309	CNH	90,000,000	(1,083,867)
HSBC	10/27/21	USD	14,689,104	CNH	103,000,000	(1,109,008)
HSBC	10/27/21	CNH	134,000,000	USD	18,536,450	2,016,434
HSBC	10/27/21	USD	12,723,546	CNH	90,000,000	(1,080,630)
JPMorgan	10/27/21	USD	20,913,864	CNH	145,000,000	(1,326,197)
UBS	10/27/21	CNH	134,000,000	USD	18,541,580	2,011,304
UBS	10/27/21	USD	20,920,502	CNH	145,000,000	(1,319,559)
Citibank	11/17/21	USD	13,602,900	CNH	92,408,580	(551,129)
Citibank	11/17/21	USD	14,753,305	CNH	98,766,000	(374,477)
JPMorgan	11/17/21	CNH	142,280,000	USD	21,587,013	205,718
Morgan Stanley	11/17/21	CNH	142,280,000	USD	21,563,783	228,947
State Street	11/17/21	USD	13,816,123	CNH	93,808,710	(552,362)
State Street	11/17/21	USD	13,800,472	CNH	93,808,710	(568,012)
JPMorgan	12/15/21	USD	13,503,860	CNH	89,220,000	(136,665)
Morgan Stanley	12/15/21	USD	13,501,816	CNH	89,220,000	(138,708)
HSBC	1/26/22	USD	9,113,221	CNH	64,397,667	(704,852)
JPMorgan	1/26/22	USD	9,135,069	CNH	64,397,666	(683,004)
JPMorgan	1/26/22	USD	9,093,789	CNH	64,397,667	(724,284)
Morgan Stanley	1/26/22	USD	23,998,800	CNH	160,000,000	(394,811)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ■  PAGE 8

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Goldman Sachs	3/16/22	CNH	60,780,000	USD	9,151,134	$84,877
HSBC	3/16/22	USD	16,202,448	CNH	107,500,000	(133,043)
HSBC	3/16/22	USD	16,189,759	CNH	107,500,000	(145,732)
HSBC	3/16/22	CNH	60,780,000	USD	9,125,715	110,296
Citibank	4/27/22	USD	65,331,621	CNH	432,528,000	(210,525)
Goldman Sachs	4/27/22	CNH	68,371,000	USD	9,498,611	861,833
Goldman Sachs	4/27/22	USD	9,234,784	CNH	64,264,860	(503,446)
HSBC	4/27/22	USD	5,378,709	CNH	38,525,000	(459,090)
HSBC	4/27/22	USD	5,296,950	CNH	37,950,000	(453,717)
HSBC	4/27/22	USD	5,374,581	CNH	38,525,000	(463,217)
HSBC	4/27/22	CNH	173,000,000	USD	24,116,540	2,098,621
HSBC	4/27/22	USD	9,230,132	CNH	65,238,570	(655,647)
HSBC	4/27/22	USD	9,369,992	CNH	65,238,570	(515,786)
JPMorgan	4/27/22	CNH	68,371,000	USD	9,524,015	836,429
HSBC	6/22/22	USD	24,891,772	CNH	163,870,000	151,923
HSBC	6/22/22	USD	24,892,150	CNH	163,870,000	152,301
Goldman Sachs	7/27/22	USD	16,793,687	CNH	124,500,000	(1,961,630)
HSBC	7/27/22	CNH	62,500,000	USD	8,664,911	750,409
HSBC	7/27/22	CNH	62,500,000	USD	8,669,718	745,601
UBS	7/27/22	USD	16,793,687	CNH	124,500,000	(1,961,630)
HSBC	10/26/22	USD	10,530,691	CNH	76,000,000	(856,877)
HSBC	10/26/22	USD	10,535,071	CNH	76,000,000	(852,498)
HSBC	1/11/23	USD	23,098,202	CNH	167,000,000	(1,811,337)
PEN: Peruvian Sol
Bank of America	8/4/21	PEN	2,127,182	USD	554,951	(973)
Citibank	8/4/21	PEN	1,833,345	USD	462,033	15,422
Citibank	8/4/21	PEN	1,830,577	USD	461,219	15,515
Citibank	8/4/21	PEN	1,833,178	USD	461,874	15,537
Citibank	8/4/21	PEN	1,834,494	USD	462,206	15,549
Citibank	8/4/21	PEN	1,836,267	USD	462,070	16,146
Citibank	8/4/21	PEN	1,837,680	USD	462,251	16,333
Citibank	8/4/21	PEN	1,838,580	USD	462,361	16,457
Citibank	8/4/21	PEN	1,836,786	USD	462,085	16,266
Citibank	8/4/21	PEN	1,459,159	USD	379,249	758
Citibank	8/4/21	PEN	1,459,159	USD	379,495	511
Goldman Sachs	8/4/21	PEN	1,838,366	USD	462,354	16,408
Goldman Sachs	8/4/21	PEN	8,817,307	USD	2,218,190	78,086
Goldman Sachs	8/4/21	PEN	2,132,619	USD	554,273	1,122
Morgan Stanley	8/4/21	USD	2,438,826	PEN	9,304,123	15,770
Morgan Stanley	8/4/21	USD	2,439,032	PEN	9,303,689	16,089
Morgan Stanley	8/4/21	USD	3,650,102	PEN	13,906,887	28,355
Bank of America	8/11/21	PEN	11,501,510	USD	2,996,668	(883)
Barclays	8/11/21	USD	2,602,824	PEN	9,976,626	4,224
Barclays	8/11/21	USD	2,605,011	PEN	9,977,194	6,263
Citibank	8/11/21	PEN	9,922,500	USD	2,502,522	81,980
Citibank	8/11/21	PEN	9,898,889	USD	2,493,423	84,929
Citibank	8/11/21	PEN	9,918,298	USD	2,494,855	88,552
Citibank	8/11/21	PEN	9,914,577	USD	2,494,233	88,205
Citibank	8/11/21	PEN	12,555,195	USD	3,264,906	5,332
Goldman Sachs	8/11/21	USD	2,603,611	PEN	9,967,924	7,277
Goldman Sachs	8/11/21	USD	2,603,643	PEN	9,965,444	7,955
Goldman Sachs	8/11/21	USD	3,904,526	PEN	14,942,229	12,540
Goldman Sachs	8/11/21	USD	5,207,921	PEN	19,928,109	17,269
Goldman Sachs	8/11/21	PEN	23,789,031	USD	5,985,415	210,887
Morgan Stanley	8/11/21	USD	2,603,164	PEN	9,976,626	4,564
Morgan Stanley	8/11/21	USD	2,604,215	PEN	9,984,562	3,548
Goldman Sachs	8/18/21	USD	2,603,957	PEN	9,947,117	12,639
Goldman Sachs	8/18/21	USD	2,604,360	PEN	9,949,697	12,370
Goldman Sachs	8/18/21	USD	2,606,703	PEN	9,949,787	14,690
Goldman Sachs	8/18/21	USD	4,167,567	PEN	15,892,392	27,449
Goldman Sachs	8/18/21	USD	2,605,124	PEN	9,950,271	12,984
Morgan Stanley	8/18/21	USD	2,605,130	PEN	9,943,780	14,681
Morgan Stanley	8/18/21	USD	2,617,540	PEN	9,982,513	17,001
Morgan Stanley	8/18/21	USD	2,603,967	PEN	9,938,041	15,014
Goldman Sachs	8/25/21	USD	1,841,889	PEN	6,958,474	28,859
PAGE 9 ■  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Goldman Sachs	8/25/21	USD	2,764,571	PEN	10,437,639	$45,044
Goldman Sachs	8/25/21	USD	5,527,698	PEN	20,875,352	88,624
Goldman Sachs	8/25/21	USD	6,538,180	PEN	24,851,623	63,088
Goldman Sachs	8/25/21	USD	2,086,768	PEN	7,931,804	20,136
Goldman Sachs	8/25/21	USD	2,352,749	PEN	8,942,798	22,702
Goldman Sachs	8/25/21	USD	1,568,792	PEN	5,953,565	17,590
Goldman Sachs	8/25/21	USD	3,047,016	PEN	11,528,385	43,294
Goldman Sachs	8/25/21	USD	2,590,334	PEN	9,814,777	33,094
Goldman Sachs	8/25/21	PEN	4,664,800	USD	1,200,103	15,311
Goldman Sachs	8/25/21	PEN	4,666,760	USD	1,203,393	12,531
Goldman Sachs	8/25/21	PEN	4,663,959	USD	1,205,157	10,038
Goldman Sachs	8/25/21	PEN	4,651,437	USD	1,199,442	12,490
Goldman Sachs	8/25/21	PEN	9,282,058	USD	2,397,845	20,596
Goldman Sachs	8/25/21	PEN	4,668,061	USD	1,200,942	15,322
Goldman Sachs	8/25/21	PEN	4,683,442	USD	1,208,318	11,953
Goldman Sachs	8/25/21	PEN	4,677,988	USD	1,202,568	16,283
Goldman Sachs	8/25/21	PEN	4,653,849	USD	1,202,545	10,016
Goldman Sachs	8/25/21	PEN	4,682,740	USD	1,205,028	15,060
Goldman Sachs	8/25/21	PEN	9,394,601	USD	2,396,582	51,182
Goldman Sachs	8/25/21	PEN	4,650,251	USD	1,186,289	25,335
Morgan Stanley	8/25/21	USD	2,631,916	PEN	9,940,746	41,854
Morgan Stanley	8/25/21	PEN	4,656,503	USD	1,201,678	11,574
Morgan Stanley	8/25/21	PEN	4,670,649	USD	1,207,822	9,116
Morgan Stanley	8/25/21	PEN	9,316,691	USD	2,402,757	24,707
Morgan Stanley	8/25/21	PEN	4,652,977	USD	1,199,994	12,339
Morgan Stanley	8/25/21	PEN	9,363,234	USD	2,407,001	32,590
Goldman Sachs	9/15/21	USD	2,890,729	PEN	10,894,869	51,790
Goldman Sachs	9/15/21	USD	1,724,263	PEN	6,465,295	39,563
Goldman Sachs	9/15/21	PEN	5,789,615	USD	1,492,361	16,273
Morgan Stanley	9/15/21	PEN	5,789,615	USD	1,484,517	24,117
Morgan Stanley	9/15/21	PEN	5,780,934	USD	1,482,291	24,081
Unrealized gain on currency forward contracts						15,599,456
Unrealized loss on currency forward contracts						(23,715,351)
Net unrealized loss on currency forward contracts						$(8,115,895)
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Stock Fund ■  PAGE 10

Consolidated
Statement of Assets and Liabilities (unaudited)
June 30, 2021
Assets:
Investments in securities, at value (cost $8,083,360,434)	$11,837,311,499
Unrealized appreciation on currency forward contracts	15,599,456
Cash pledged as collateral for currency forward contracts	10,570,000
Cash	100
Deposits with broker for futures contracts	13,413,144
Receivable for investments sold	27,745,785
Receivable for Fund shares sold	2,161,326
Dividends and interest receivable	25,004,010
Prepaid expenses and other assets	31,906
11,931,837,226
Liabilities:
Unrealized depreciation on currency forward contracts	23,715,351
Cash received as collateral for currency forward contracts	1,430,000
Payable for variation margin for futures contracts	1,355,267
Payable for investments purchased	10,630,361
Payable for Fund shares redeemed	1,651,687
Deferred foreign capital gains tax	23,677,603
Management fees payable	6,016,098
Accrued expenses	521,574
68,997,941
Net Assets	$11,862,839,285
Net Assets Consist of:
Paid in capital	$7,677,747,660
Distributable earnings	4,185,091,625
$11,862,839,285
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	737,101,865
Net asset value per share	$16.09
Consolidated
Statement of Operations (unaudited)
Six Months Ended June 30, 2021
Investment Income:
Dividends (net of foreign taxes of $9,306,279)	$133,417,646
Interest	534,558
133,952,204
Expenses:
Management fees	34,167,685
Custody and fund accounting fees	385,410
Transfer agent fees	312,120
Professional services	163,479
Shareholder reports	69,755
Registration fees	79,882
Trustees fees	202,393
Miscellaneous	97,006
35,477,730
Net Investment Income	98,474,474
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $1,110,670)	475,905,327
Futures contracts	19,053,374
Swaps	(1,256,262)
Currency forward contracts	(20,737,887)
Foreign currency transactions	756,081
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $5,951,939)	1,559,508,287
Futures contracts	(7,664,743)
Swaps	(2,993,916)
Currency forward contracts	23,483,831
Foreign currency translation	(979,485)
Net realized and unrealized gain	2,045,074,607
Net Change in Net Assets From Operations	$2,143,549,081
Consolidated
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2021	December 31, 2020
Operations:
Net investment income	$98,474,474	$138,466,998
Net realized gain (loss)	473,720,633	1,805,989
Net change in unrealized appreciation/depreciation	1,571,353,974	411,312,247
	2,143,549,081	551,585,234
Distributions to Shareholders:
Total distributions	—	(135,314,386)
Fund Share Transactions:
Proceeds from sale of shares	716,271,995	1,448,994,321
Reinvestment of distributions	—	130,653,363
Cost of shares redeemed	(1,380,989,423)	(1,907,523,619)
Net change from Fund share transactions	(664,717,428)	(327,875,935)
Total change in net assets	1,478,831,653	88,394,913
Net Assets:
Beginning of period	10,384,007,632	10,295,612,719
End of period	$11,862,839,285	$10,384,007,632
Share Information:
Shares sold	47,934,400	138,782,250
Distributions reinvested	—	9,882,854
Shares redeemed	(91,536,597)	(178,069,108)
Net change in shares outstanding	(43,602,197)	(29,404,004)
PAGE 11 ■  Dodge & Cox Global Stock FundSee accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Convertible debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment man ager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and
Dodge & Cox Global Stock Fund ■ PAGE 12

Notes to Consolidated Financial Statements (unaudited)
are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2021, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,771,890,669	$—
Consumer Discretionary	759,197,791	—
Consumer Staples	304,784,737	—
Energy	794,411,116	—
Financials	2,716,482,218	—
Health Care	2,119,061,942	—
Industrials	816,578,476	—
Information Technology	1,157,476,246	—
Materials	677,776,960	—
Real Estate	94,055,999	—
Preferred Stocks
Financials	244,324,849	—
Information Technology	131,335,409	—
Convertible Debt Securities
Corporate	—	6,810,789
Short-Term Investments
Repurchase Agreements	—	195,480,000
Money Market Fund	47,644,298	—
PAGE 13 ■ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements (unaudited)
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Total Securities	$11,635,020,710	$202,290,789
Other Investments
Futures Contracts
Depreciation	$(3,754,022)	$—
Currency Forward Contracts
Appreciation	—	15,599,456
Depreciation	—	(23,715,351)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for an upfront or periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or with other companies owned by such an issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
The Fund used equity total return swaps to create long economic exposure to particular equity securities and to hedge against risks created by investments made by one of the portfolio securities it owns.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$15,599,456	$15,599,456
Liabilities
Unrealized depreciation on currency forward contracts	$—	$23,715,351	$23,715,351
Futures contracts(a)	3,754,022	—	3,754,022
	$3,754,022	$23,715,351	$27,469,373
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
Dodge & Cox Global Stock Fund ■ PAGE 14

Notes to Consolidated Financial Statements (unaudited)
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Swaps	$(1,256,262)	$—	$(1,256,262)
Futures contracts	19,053,374	—	19,053,374
Currency forward contracts	—	(20,737,887)	(20,737,887)
	$17,797,112	$(20,737,887)	$(2,940,775)
Net change in unrealized appreciation/depreciation
Swaps	$(2,993,916)	$—	$(2,993,916)
Futures contracts	(7,664,743)	—	(7,664,743)
Currency forward contracts	—	23,483,831	23,483,831
	$(10,658,659)	$23,483,831	$12,825,172
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	1-2%
Swaps - long	USD notional value	0-2%
Swaps - short	USD notional value	0-2%
Currency forward contracts	USD total value	5-6%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2021.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$104,555	$(289,663)	$185,108	$—
Barclays	285,444	—	(285,444)	—
Citibank	1,954,674	(1,136,131)	—	818,543
Goldman Sachs	2,064,560	(3,548,943)	1,200,000	(284,383)
HSBC	6,025,585	(9,241,434)	3,215,849	—
JPMorgan	1,752,230	(3,504,817)	1,752,587	—
Morgan Stanley	1,358,642	(533,519)	(825,123)	—
UBS	2,011,304	(4,340,470)	2,329,166	—
State Street	42,462	(1,120,374)	1,077,912	—
	$15,599,456	$(23,715,351)	$8,650,055	$534,160

(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Ordinary income	$—	$135,314,386
	($— per share)	($0.174 per share)
PAGE 15 ■ Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements (unaudited)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2020, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$(71,811,622)
Net unrealized appreciation	2,113,354,166
Total distributable earnings	$2,041,542,544
[1]	Represents accumulated long-term capital loss as of December 31, 2020, which may be carried forward to offset future capital gains.
At June 30, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$8,113,552,351
Unrealized appreciation	4,068,605,607
Unrealized depreciation	(356,716,376)
Net unrealized appreciation	3,711,889,231
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2021, the Fund’s commitment fee amounted to $34,133 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2021, purchases and sales of securities, other than short-term securities, aggregated $1,350,530,194 and $2,012,818,182, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.
Dodge & Cox Global Stock Fund ■ PAGE 16

Consolidated Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.30	$12.71	$11.03	$13.86	$11.91	$10.46
Income from investment operations:
Net investment income	0.13	(a)0.17	0.27	0.21	0.13	0.14
Net realized and unrealized gain (loss)	2.66	0.59	2.35	(1.96)	2.42	1.65
Total from investment operations	2.79	0.76	2.62	(1.75)	2.55	1.79
Distributions to shareholders from:
Net investment income	—	(0.17)	(0.34)	(0.25)	(0.13)	(0.14)
Net realized gain	—	—	(0.60)	(0.83)	(0.47)	(0.20)
Total distributions	—	(0.17)	(0.94)	(1.08)	(0.60)	(0.34)
Net asset value, end of period	$16.09	$13.30	$12.71	$11.03	$13.86	$11.91
Total return	20.98%	6.02%	23.85%	(12.65)%	21.51%	17.09%
Ratios/supplemental data:
Net assets, end of period (millions)	$11,863	$10,384	$10,296	$8,614	$9,911	$7,101
Ratio of expenses to average net assets	(b)0.62%	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of net investment income to average net assets	(b)1.73%	(a)1.57%	2.13%	1.52%	1.02%	1.36%
Portfolio turnover rate	12%	34%	22%	31%	18%	25%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.01 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.47%.

(b)	Annualized
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ■ Dodge & Cox Global Stock Fund

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Global Stock Fund ■ PAGE 18

Global Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2021

Semi-Annual Report
June 30, 2021
International Stock Fund
ESTABLISHED 2001
TICKER: DODFX

06/21 ISF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox International Stock Fund had a total return of 12.2% for the six months ended June 30, 2021, compared to a return of 8.8% for the MSCI EAFE (Europe, Australia, Far East) Index.
Market Commentary
International equity markets extended the recovery that started at the end of March 2020. Since then, the Fund had a total return of 64.8% compared to 52.0% for the MSCI EAFE, one of the Fund’s strongest performance periods since its inception in 2001.
In the first half of 2021, all sectors of the MSCI EAFE, except Utilities, had positive returns. More economically sensitive areas of the market—including Energy, Financials, and Materials—posted the highest returns, continuing a trend that started last November when COVID-19 vaccines were first shown to be effective. The Fund benefited substantially from its overweight position in these sectors.
Share prices have risen in anticipation of a continued robust earnings recovery. That has resulted in relatively lofty valuations: the MSCI EAFE trades at 16.3 times forward earnings, well above its long-term average of 13.7 times. While the rollout of vaccines is proceeding at different rates around the world, we are cautiously optimistic about continued earnings growth as economies in many countries recover.
Investment Strategy
Valuations of value and growth stocks within international markets are dispersed over a very wide range.a The MSCI EAFE Value Index stands at a relatively low valuation—12.0 times forward earnings—while the MSCI EAFE Growth Index has a much higher valuation of 25.1 times forward earnings.b When we look deeper, we find that the less expensive portion of the market trades close to its historic average, while the more expensive portion of the market trades near all-time high valuation multiples. In short, valuation spreads are wide because the more expensive portion of the market is very expensive.
Given this market dynamic, we believe the probability of finding superior long-term investment opportunities is greater in the cheaper portion of the market than in the more expensive portion. The Financials, Energy, and Materials sectors stand out as significantly less expensive than the rest of the market, and the Fund is overweight each of these sectors.
While comparing growth and value benchmarks can be interesting and useful, we conduct our research on individual companies and do not include or exclude investments based on whether they are in the “value” or “growth” segments of the market. Rather, we weigh the fundamentals of each company against its valuation in order to assess its investment potential. Our bottom-up approach led us to substantially increase the Fund’s exposure to the Pharmaceuticals industry. This area of the market could have easily been overlooked if we limited our investment universe based on traditional labels. Though our Pharma positioning has detracted from relative performance over the past year, it has attractive investment prospects in the long term, as we discuss below.
Pharmaceuticals Opportunity within Health Care
The Health Care sector is a microcosm of the overall market’s valuation dynamic. On the surface, the MSCI All Country World ex USA (ACWI ex USA) Index’s Health Care sector does not look particularly compelling, trading at 21.9 times forward earnings, its highest level since 2003 (which is as far back as official data is available). It is also quite expensive relative to the overall market by historical standards.
But a closer look within the sector reveals something very interesting: valuation spreads are wide, with companies in Health Care Equipment and Supplies, Biotechnology, and Life Sciences Tools and Services trading at high valuation multiples. But on the other end of the valuation spectrum, the Pharmaceuticals industry is trading at only 16.7 times forward earnings. This industry typically trades at a premium to the overall market due to its attractive profit margins, healthy cash flow generation, and relative earnings stability through economic cycles. Today, that premium is comparatively low. Going back to 2003, the industry’s valuation relative to the market has been more expensive 72% of the time.
The Fund is invested in six large global pharmaceutical companies based in Europe and the United Kingdom that trade at an average valuation of 14.1 times forward earnings, a discount to the industry average. The industry faces broad concerns regarding the need for continued innovation to drive growth and the potential for lower prescription drug prices in the United States if government policies change. But we believe these risks are more than discounted in the valuations of the Fund’s holdings. We added meaningfully to the Fund’s pharmaceutical holdings, and these companies now comprise 16.4% of the Fund, compared to 12.3% at the start of the year. Our investment thesis and philosophy can be seen by examining the Fund’s two largest pharmaceutical holdings, Sanofi and GlaxoSmithKline, which are both 3.8% positions in the Fund.c
Sanofi
Based in France, Sanofi is a global pharmaceuticals company with leading positions in rare diseases, vaccines, over-the-counter consumer health products, and emerging markets. Over the past decade, the company was beset by a variety of operational issues and low research and development (R&D) productivity, which led Sanofi’s Board of Directors to change its CEO in 2015 and again in 2019.
The current management team—including CEO Paul Hudson who joined from European competitor Novartis and CFO Jean-Baptiste Chasseloup de Chatillon from the auto industry—has made significant changes. The company has shifted R&D funding away from the highly competitive primary care drug market and towards the more lucrative specialty pharma market. Sanofi also launched an aggressive cost-cutting program to raise profit margins closer to peer levels. Recent results are encouraging, with the company achieving 7% earnings per share (EPS) growth in both 2019 and 2020.
Going forward, this pace of earnings growth could continue or even accelerate due to a potent combination of rising revenue and cost cutting. Over the next few years, we believe Dupixent—a blockbuster anti-inflammatory drug with multiple use cases—can
PAGE 1 ■ Dodge & Cox International Stock Fund

drive substantial growth. Longer term, we are encouraged by an expanding late-stage drug development pipeline with a number of compounds showing signs of initial clinical success. These positive changes do not yet seem to be appreciated by many investors, as evidenced by the company’s below average valuation of 13.4 times forward earnings.
GlaxoSmithKline (Glaxo)
Based in the United Kingdom, Glaxo operates in three fields: pharmaceuticals, where it has a leading HIV franchise; vaccines; and, over-the-counter consumer health. Glaxo’s pharma division is in the midst of a turnaround after having struggled with generic competition for its asthma drug Advair and an unproductive R&D pipeline. Meanwhile, the vaccines and consumer health segments have performed well and have generated healthy profit growth. What makes Glaxo so attractive to us is its compelling valuation. Based on our analysis, we think the current valuation ascribes little to no value to the core pharmaceuticals business.
Like Sanofi, management at Glaxo is actively repositioning the company to enhance its value. A new CEO, Emma Walmsley, was internally promoted in 2017 with the mandate to turn around the company. Hal Barron was brought in as the Chief Scientific Officer and President of R&D. His industry reputation and track record give us confidence he can lead a successful transformation into a specialty-focused pharma company by investing heavily in oncology and immunology. For the pharmaceuticals division, management targets annualized sales growth of at least 5% and annualized operating profit growth of at least 10% from 2021 to 2026. Management plans to spin off the consumer business in 2022 to highlight the value of the individual parts of the company. In addition, recent involvement from activist shareholders may increase the urgency to unlock value in other ways.
We believe Glaxo represents an asymmetric risk-reward opportunity. If the turnaround in the pharmaceuticals division is successful, the investment upside could be meaningful. But even if this does not pan out, the risk of a substantial loss of capital should be mitigated by the modest current valuation, which can be justified by the vaccines, consumer health, and HIV franchises. These types of opportunities are unique in today’s market, which is why we recently added to Glaxo.
In Closing
We are encouraged by the Fund’s performance for the first half of the year. The Fund entered 2021 with overweight positions in some of the most inexpensive and most unloved sectors, namely Financials, Energy, and Materials. That positioning was based on the market’s extreme valuation dispersion and guided by our long-term and bottom-up approach to portfolio construction. Although we had confidence in our research and our holdings, we could not be sure whether or when this positioning would be rewarded.
Recent results affirm the importance of our active yet patient approach. While the words “active” and “patient” usually do not go hand-in-hand, they are essential to our investment philosophy. Our active portfolio management strategy has enabled us to capitalize on the wide valuation spreads in the market and position the Fund to look very different from the benchmark. The Fund is poised to benefit from a narrowing of these spreads. Patience and the discipline to stick to our convictions helped drive our recent outperformance and will characterize our efforts going forward.
With valuations still highly dispersed, we believe that remaining disciplined—by not overpaying for companies and by avoiding value traps—is especially critical today. We will continue to employ our active and patient approach, and we thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 30, 2021

(a)	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
(b)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2021.
(c)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox International Stock Fund ■ PAGE 2

Year-to-Date Performance Review
The Fund outperformed the MSCI EAFE by 3.3 percentage points year to date.
Key Contributors to Relative Results
■ The Fund’s average overweight in Energy (8% versus 3%) and its holdings within the sector (up 38% versus up 14% for the MSCI EAFE sector), especially Ovintiv, Suncor Energy, and Schlumberger, contributed to performance.
■ Strong stock selection in the Fund’s Materials sector (up 22% versus up 11% for the MSCI EAFE sector) led to relative outperformance. Glencore and Nutrien were particularly strong contributors.
■ Other strong contributors included Johnson Controls International, Grupo Televisa, Banco Santander, and BNP Paribas.
Key Detractors from Relative Results
■ The Fund’s Chinese internet-related holdings in the Consumer Discretionary and Communication Services sectors, namely Alibaba, Prosus, Naspers, Baidu, and JD.com, underperformed.
■ The Fund’s holdings in the Information Technology sector (flat versus up 10% for the MSCI EAFE sector) and its underweight position in Semiconductors led to relative underperformance. Samsung Electronics and Murata Manufacturing were notable detractors.
■ Other key detractors included Credit Suisse, Credicorp, Mit subishi Electric, and Novartis.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is a seven-member at Dodge & Cox of 22 years. committee with average tenure
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox International Stock Fund

Growth of $10,000 Over 10 Years
For An Investment Made On June 30, 2011

Average Annual Total Return
For Periods Ended June 30, 2021
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox International Stock Fund	40.39%	10.22%	5.52%	7.60%
MSCI EAFE Index	32.35	10.28	5.89	5.78
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI EAFE is a service mark of MSCI Barra.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2021	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,121.50	$3.31
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.67	3.16
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox International Stock Fund ■ PAGE 4

Portfolio Information (unaudited)	June 30, 2021
Sector Diversification (%)(a)	% of Net Assets
Financials	26.7
Health Care	17.1
Consumer Discretionary(b)	10.3
Materials	8.7
Energy	7.5
Industrials	7.4
Information Technology	7.2
Communication Services(b)	7.0
Consumer Staples	3.6
Real Estate	2.1
Utilities	0.5
Region Diversification (%)%(a)	% of Net Assets
Europe (excluding United Kingdom)	36.4
United Kingdom	18.1
Asia Pacific (excluding Japan)	14.5
Japan	11.7
United States	5.5
Canada	5.2
Latin America	5.0
Africa	1.7

(a)	Excludes derivatives.
(b)	Total sector exposure, including the notional exposure of equity total return swaps, is Consumer Discretionary at 11.8% and Communication Services at 5.3%.
PAGE 5 ■ Dodge & Cox International Stock Fund

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks: 92.5%
	Shares	Value
Communication Services: 7.0%
Media & Entertainment: 3.1%
Baidu, Inc. ADR(a) (Cayman Islands/China)	3,429,321	$699,238,552
Grupo Televisa SAB ADR (Mexico)	46,380,780	662,317,539
Television Broadcasts, Ltd.(a)(b) (Hong Kong)	38,464,400	36,659,655
		1,398,215,746
Telecommunication Services: 3.9%
America Movil SAB de CV, Series L (Mexico)	311,503,231	234,400,947
Liberty Global PLC, Class A(a) (United Kingdom)	7,748,451	210,447,929
Liberty Global PLC, Class C(a) (United Kingdom)	17,477,501	472,591,627
Millicom International Cellular SA SDR(a) (Luxembourg)	4,851,184	192,049,770
Vodafone Group PLC (United Kingdom)	372,947,147	625,990,364
		1,735,480,637
		3,133,696,383
Consumer Discretionary: 10.3%
Automobiles & Components: 3.5%
Bayerische Motoren Werke AG (Germany)	2,262,859	239,635,284
Honda Motor Co., Ltd. (Japan)	35,591,755	1,137,321,484
Yamaha Motor Co., Ltd. (Japan)	6,549,800	178,049,381
		1,555,006,149
Retailing: 6.8%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	4,375,500	992,275,890
Booking Holdings, Inc.(a) (United States)	176,200	385,541,458
JD.com, Inc. ADR(a) (Cayman Islands/China)	4,821,548	384,807,746
Naspers, Ltd., Class N (South Africa)	3,667,858	770,093,499
Prosus NV, Class N(a) (Netherlands)	4,889,458	478,134,295
		3,010,852,888
		4,565,859,037
Consumer Staples: 3.6%
Food & Staples Retailing: 0.5%
Magnit PJSC (Russia)	2,688,185	194,854,353
Food, Beverage & Tobacco: 2.6%
Anheuser-Busch InBev SA NV (Belgium)	6,571,700	473,855,487
Imperial Brands PLC (United Kingdom)	31,829,072	685,533,934
		1,159,389,421
Household & Personal Products: 0.5%
Beiersdorf AG (Germany)	1,900,000	229,235,144
		1,583,478,918
Energy: 7.5%
Equinor ASA (Norway)	18,113,934	383,268,177
Ovintiv, Inc.(b) (United States)	14,195,024	446,717,405
Schlumberger, Ltd. (Curacao/United States)	10,463,024	334,921,398
Suncor Energy, Inc. (Canada)	39,234,154	940,442,672
TC Energy Corp. (Canada)	9,688,000	479,749,760
TotalEnergies SE (France)	16,624,470	752,129,196
		3,337,228,608

	Shares	Value
Financials: 24.2%
Banks: 16.0%
Axis Bank, Ltd.(a) (India)	82,967,250	$835,476,747
Banco Santander SA(a) (Spain)	340,858,360	1,301,234,473
Barclays PLC (United Kingdom)	395,527,564	936,254,449
BNP Paribas SA (France)	20,506,392	1,285,558,210
Credicorp, Ltd. (Peru)	2,225,696	269,554,043
ICICI Bank, Ltd.(a) (India)	176,867,176	1,502,526,278
Mitsubishi UFJ Financial Group, Inc. (Japan)	123,741,900	668,414,548
Standard Chartered PLC (United Kingdom)	53,137,412	338,857,960
		7,137,876,708
Diversified Financials: 4.8%
Credit Suisse Group AG (Switzerland)	96,143,235	1,007,101,036
UBS Group AG (Switzerland)	74,678,142	1,142,872,187
		2,149,973,223
Insurance: 3.4%
Aegon NV (Netherlands)	62,715,344	260,202,180
Aviva PLC (United Kingdom)	130,908,227	735,025,423
Prudential PLC (United Kingdom)	26,663,147	506,589,798
		1,501,817,401
		10,789,667,332
Health Care: 17.1%
Health Care Equipment & Services: 0.7%
Olympus Corp. (Japan)	14,900,000	296,135,739
Pharmaceuticals, Biotechnology & Life Sciences: 16.4%
AstraZeneca PLC (United Kingdom)	2,543,700	305,528,733
Bayer AG (Germany)	11,836,326	718,728,514
GlaxoSmithKline PLC (United Kingdom)	85,691,900	1,682,522,736
Novartis AG (Switzerland)	16,009,470	1,458,977,045
Roche Holding AG (Switzerland)	3,834,600	1,444,528,322
Sanofi (France)	16,154,102	1,692,511,813
		7,302,797,163
		7,598,932,902
Industrials: 7.4%
Capital Goods: 7.4%
Johnson Controls International PLC (Ireland/United States)	13,493,101	926,031,521
Komatsu, Ltd. (Japan)	1,547,200	38,444,985
Mitsubishi Electric Corp. (Japan)	68,217,600	990,151,492
Nidec Corp. (Japan)	3,816,800	442,335,839
Schneider Electric SA (France)	3,213,946	505,635,106
Smiths Group PLC(b) (United Kingdom)	18,617,381	409,479,420
		3,312,078,363
Information Technology: 4.1%
Software & Services: 0.3%
Micro Focus International PLC(b) (United Kingdom)	18,874,983	142,820,406
Technology, Hardware & Equipment: 3.8%
Brother Industries, Ltd. (Japan)	9,270,900	185,009,094
Kyocera Corp. (Japan)	8,735,000	540,006,121
Murata Manufacturing Co., Ltd. (Japan)	5,215,800	398,221,483
TE Connectivity, Ltd. (Switzerland)	4,192,985	566,933,502
		1,690,170,200
		1,832,990,606
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 6

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks (continued)
	Shares	Value
Materials: 8.7%
Akzo Nobel NV (Netherlands)	5,937,160	$733,566,774
Glencore PLC (Jersey/United Kingdom)	231,899,300	992,673,191
Holcim, Ltd. (Switzerland)	15,166,441	909,740,584
Linde PLC (Ireland/United States)	1,277,735	368,693,365
Nutrien, Ltd. (Canada)	11,330,959	686,769,425
Teck Resources, Ltd., Class B (Canada)	8,427,940	194,179,738
		3,885,623,077
Real Estate: 2.1%
CK Asset Holdings, Ltd. (Cayman Islands/Hong Kong)	49,938,900	344,747,761
Daito Trust Construction Co., Ltd. (Japan)	3,058,200	334,462,667
Hang Lung Group, Ltd.(b) (Hong Kong)	98,236,200	250,515,405
		929,725,833
Utilities: 0.5%
Engie SA (France)	15,842,438	217,043,888
Total Common Stocks (Cost $32,577,464,234)		$41,186,324,947
Preferred Stocks: 5.5%
	Par Value/ Shares	Value
Financials: 2.4%
Banks: 2.4%
Itau Unibanco Holding SA, Pfd (Brazil)	180,246,451	$1,079,927,669
Information Technology: 3.1%
Technology, Hardware & Equipment: 3.1%
Samsung Electronics Co., Ltd., Pfd (South Korea)	21,204,500	1,387,711,806
Total Preferred Stocks (Cost $1,358,720,586)		$2,467,639,475
Convertible Debt Securities: 0.1%
	Par Value	Value
Corporate: 0.1%
Financials: 0.1%
Credit Suisse Group Guernsey VII Ltd(c) (Switzerland)	33,891,000	$41,028,164
Total Convertible Debt Securities (Cost $37,318,725)		$41,028,164
Short-Term Investments: 1.7%
	Par Value/ Shares	Value
Repurchase Agreements: 1.3%
Fixed Income Clearing Corporation(d) 0.000%, dated 6/30/21, due 7/1/21, maturity value $561,016,000	$561,016,000	$561,016,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	180,306,935	180,306,935
Total Short-Term Investments (Cost $741,322,935)		$741,322,935
Total Investments In Securities (Cost $34,714,826,480)	99.8%	$44,436,315,521
Other Assets Less Liabilities	0.2%	70,565,640
Net Assets	100.0%	$44,506,881,161
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)
Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%-2.125%,
6/30/22-10/31/22, U.S. Treasury Inflation Indexed Notes 0.125%, 4/15/22, Treasury
Bills 0.00%, 5/19/22, and U.S. Treasury Floating Rate Note 0.105%, 10/31/22. Total
collateral value is $572,236,425.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
SDR: Swedish Depository Receipt
Equity Total Return Swaps
Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Total Return on Prosus NV	0.566%	JPMorgan	10/13/21	$177,353,050	$13,534,024
Total Return on Naspers, Ltd.	0.866%	JPMorgan	10/13/21	380,551,150	64,177,891
Total Return on Naspers, Ltd.	0.484%	JPMorgan	5/16/22	115,400,551	(14,627,498)
(0.015)%	Total Return on Tencent Holdings, Ltd.	JPMorgan	10/13/21	756,414,176	(105,152,461)
					$(42,068,044)
The combination of the equity total return swaps is designed to hedge Naspers, Ltd.'s and Prosus NV’s exposure to Tencent Holdings, Ltd. The swaps pay at maturity; no upfront payments were made.
PAGE 7 ■  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	8,700	9/17/21	$418,366,440	$(8,178,589)
Yen Denominated Nikkei 225 Index— Long Position	2,146	9/9/21	277,823,889	(1,308,009)
				$(9,486,598)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
Bank of America	7/14/21	USD	41,977,792	CHF	38,645,532	$196,543
Bank of America	7/14/21	USD	42,002,969	CHF	38,639,737	227,985
Bank of America	7/14/21	USD	41,957,040	CHF	38,639,732	182,061
Citibank	7/14/21	USD	42,004,676	CHF	38,636,279	233,430
Citibank	7/14/21	USD	41,984,115	CHF	38,636,260	212,890
JPMorgan	7/14/21	USD	41,976,041	CHF	38,636,259	204,817
JPMorgan	7/14/21	USD	42,002,375	CHF	38,636,221	231,192
JPMorgan	7/14/21	USD	41,970,743	CHF	38,639,693	195,806
JPMorgan	7/14/21	USD	41,998,390	CHF	38,651,328	210,874
State Street	7/14/21	USD	42,017,596	CHF	38,636,280	246,349
Citibank	8/18/21	USD	45,704,012	CHF	41,096,773	1,232,434
Citibank	8/18/21	USD	45,711,105	CHF	41,096,752	1,239,550
Citibank	8/18/21	USD	45,691,658	CHF	41,096,905	1,219,938
Citibank	8/18/21	USD	45,694,701	CHF	41,096,900	1,222,986
Citibank	8/18/21	USD	45,711,316	CHF	41,096,850	1,239,655
JPMorgan	8/18/21	USD	45,711,516	CHF	41,096,710	1,240,007
JPMorgan	8/18/21	USD	45,687,847	CHF	41,096,858	1,216,177
JPMorgan	8/18/21	USD	45,727,330	CHF	41,096,752	1,255,775
JPMorgan	8/18/21	USD	45,689,321	CHF	41,097,727	1,216,711
JPMorgan	8/18/21	USD	45,700,962	CHF	41,096,773	1,229,385
Barclays	9/15/21	USD	37,546,698	CHF	33,689,008	1,064,586
Citibank	9/15/21	USD	37,559,898	CHF	33,687,322	1,079,611
Citibank	9/15/21	USD	37,606,068	CHF	33,727,980	1,081,752
Citibank	9/15/21	USD	37,551,118	CHF	33,683,954	1,074,479
Morgan Stanley	9/15/21	USD	37,574,459	CHF	33,695,407	1,085,417
Morgan Stanley	9/15/21	USD	37,552,661	CHF	33,689,007	1,070,550
Morgan Stanley	9/15/21	USD	37,554,567	CHF	33,687,322	1,074,280
CNH: Chinese Yuan Renminbi
Bank of America	7/21/21	USD	54,196,173	CNH	352,844,184	(295,594)
Bank of America	7/21/21	USD	53,407,783	CNH	347,577,852	(270,674)
JPMorgan	7/21/21	USD	54,204,499	CNH	352,844,183	(287,269)
UBS	8/18/21	USD	95,065,641	CNH	630,000,000	(2,041,754)
UBS	8/18/21	USD	95,061,337	CNH	630,000,000	(2,046,057)
JPMorgan	9/15/21	USD	62,275,860	CNH	412,745,720	(1,220,332)
UBS	9/15/21	USD	62,276,800	CNH	412,745,720	(1,219,392)
Goldman Sachs	10/27/21	USD	40,654,396	CNH	290,000,000	(3,825,726)
Goldman Sachs	10/27/21	USD	83,742,032	CNH	592,500,000	(7,135,458)
HSBC	10/27/21	CNH	72,500,000	USD	10,029,050	1,090,981
JPMorgan	10/27/21	USD	112,914,167	CNH	782,856,500	(7,160,153)
UBS	10/27/21	USD	49,467,104	CNH	342,856,500	(3,120,134)
Citibank	11/17/21	USD	63,150,457	CNH	429,000,000	(2,558,577)
Citibank	11/17/21	USD	96,736,127	CNH	647,600,000	(2,455,413)
JPMorgan	11/17/21	CNH	365,000,000	USD	55,378,546	527,741
Morgan Stanley	11/17/21	CNH	365,000,000	USD	55,318,955	587,332
State Street	11/17/21	USD	64,067,672	CNH	435,500,000	(2,636,954)
State Street	11/17/21	USD	64,140,328	CNH	435,500,000	(2,564,297)
JPMorgan	12/15/21	USD	165,922,506	CNH	1,096,250,000	(1,679,205)
Morgan Stanley	12/15/21	USD	165,897,397	CNH	1,096,250,000	(1,704,314)
HSBC	1/26/22	USD	83,239,651	CNH	588,204,670	(6,438,074)
JPMorgan	1/26/22	USD	83,439,203	CNH	588,204,660	(6,238,521)
JPMorgan	1/26/22	USD	83,062,158	CNH	588,204,670	(6,615,568)
Goldman Sachs	3/16/22	CNH	703,700,000	USD	105,950,194	982,690
HSBC	3/16/22	USD	90,432,266	CNH	600,000,000	(742,567)
HSBC	3/16/22	USD	90,361,446	CNH	600,000,000	(813,388)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 8

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
HSBC	3/16/22	USD	108,634,426	CNH	721,300,000	$(972,919)
Goldman Sachs	4/27/22	USD	24,906,715	CNH	173,325,830	(1,357,820)
HSBC	4/27/22	USD	59,399,651	CNH	425,450,000	(5,069,947)
HSBC	4/27/22	USD	58,496,755	CNH	419,100,000	(5,010,610)
HSBC	4/27/22	USD	59,354,074	CNH	425,450,000	(5,115,524)
HSBC	4/27/22	USD	66,646,344	CNH	464,025,170	(3,668,654)
JPMorgan	4/27/22	CNH	400,000,000	USD	55,719,619	4,893,471
HSBC	6/22/22	USD	83,925,750	CNH	552,500,000	513,495
HSBC	6/22/22	USD	83,924,476	CNH	552,500,000	512,220
Goldman Sachs	7/27/22	USD	34,396,709	CNH	255,000,000	(4,017,796)
UBS	7/27/22	USD	34,396,709	CNH	255,000,000	(4,017,796)
HSBC	10/26/22	USD	40,321,463	CNH	291,000,000	(3,280,939)
HSBC	10/26/22	USD	40,338,231	CNH	291,000,000	(3,264,171)
HSBC	1/11/23	USD	93,360,996	CNH	675,000,000	(7,321,271)
PEN: Peruvian Sol
Bank of America	8/4/21	PEN	19,967,926	USD	5,209,341	(9,129)
Barclays	8/4/21	USD	9,981,184	PEN	37,788,762	139,922
Barclays	8/4/21	USD	19,980,206	PEN	75,705,000	264,484
Barclays	8/4/21	USD	9,986,952	PEN	37,800,612	142,604
Citibank	8/4/21	PEN	17,208,105	USD	4,335,627	145,850
Citibank	8/4/21	PEN	17,209,675	USD	4,337,116	144,770
Citibank	8/4/21	PEN	17,183,692	USD	4,329,476	145,643
Citibank	8/4/21	PEN	17,220,464	USD	4,338,741	145,954
Citibank	8/4/21	PEN	17,237,100	USD	4,337,469	151,559
Citibank	8/4/21	PEN	17,250,366	USD	4,339,169	153,314
Citibank	8/4/21	PEN	17,258,810	USD	4,340,201	154,481
Citibank	8/4/21	PEN	17,241,974	USD	4,337,604	152,694
Citibank	8/4/21	PEN	13,697,165	USD	3,560,017	7,112
Citibank	8/4/21	PEN	13,697,164	USD	3,562,331	4,797
Goldman Sachs	8/4/21	PEN	82,768,353	USD	20,822,227	732,991
Goldman Sachs	8/4/21	PEN	17,256,807	USD	4,340,134	154,026
Goldman Sachs	8/4/21	PEN	20,018,958	USD	5,202,973	10,530
Morgan Stanley	8/4/21	USD	20,039,943	PEN	75,771,023	307,027
Morgan Stanley	8/4/21	USD	8,773,253	PEN	33,426,093	68,153
Morgan Stanley	8/4/21	USD	5,861,876	PEN	22,363,057	37,904
Morgan Stanley	8/4/21	USD	5,862,370	PEN	22,362,012	38,671
Bank of America	8/11/21	PEN	6,177,954	USD	1,609,639	(474)
Barclays	8/11/21	USD	6,256,055	PEN	23,979,460	10,153
Barclays	8/11/21	USD	6,261,313	PEN	23,980,827	15,054
Citibank	8/11/21	PEN	5,329,800	USD	1,344,212	44,035
Citibank	8/11/21	PEN	5,317,117	USD	1,339,324	45,619
Citibank	8/11/21	PEN	5,327,543	USD	1,340,094	47,565
Citibank	8/11/21	PEN	5,325,544	USD	1,339,760	47,379
Citibank	8/11/21	PEN	6,743,934	USD	1,753,721	2,864
Goldman Sachs	8/11/21	USD	6,258,023	PEN	23,952,583	19,121
Goldman Sachs	8/11/21	USD	9,384,777	PEN	35,914,604	30,142
Goldman Sachs	8/11/21	USD	12,517,571	PEN	47,898,487	41,507
Goldman Sachs	8/11/21	USD	6,257,945	PEN	23,958,544	17,491
Goldman Sachs	8/11/21	PEN	12,778,108	USD	3,215,023	113,276
Morgan Stanley	8/11/21	USD	6,256,871	PEN	23,979,460	10,969
Morgan Stanley	8/11/21	USD	6,259,399	PEN	23,998,534	8,528
Goldman Sachs	8/18/21	USD	6,258,779	PEN	23,908,534	30,379
Goldman Sachs	8/18/21	USD	6,259,746	PEN	23,914,735	29,732
Goldman Sachs	8/18/21	USD	6,265,379	PEN	23,914,951	35,308
Goldman Sachs	8/18/21	USD	10,017,014	PEN	38,198,382	65,975
Goldman Sachs	8/18/21	USD	6,261,583	PEN	23,916,115	31,209
Goldman Sachs	8/18/21	PEN	19,750,000	USD	5,038,265	106,796
Morgan Stanley	8/18/21	USD	6,291,425	PEN	23,993,608	40,863
Morgan Stanley	8/18/21	USD	6,261,596	PEN	23,900,511	35,287
Morgan Stanley	8/18/21	USD	6,258,802	PEN	23,886,719	36,086
Morgan Stanley	8/18/21	PEN	19,750,000	USD	5,083,655	61,407
Goldman Sachs	8/25/21	USD	13,286,176	PEN	50,175,244	213,013
Goldman Sachs	8/25/21	USD	4,427,099	PEN	16,725,137	69,363
Goldman Sachs	8/25/21	USD	6,644,824	PEN	25,087,534	108,266
Goldman Sachs	8/25/21	USD	15,714,934	PEN	59,732,466	151,636
PAGE 9 ■  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Goldman Sachs	8/25/21	USD	5,015,679	PEN	19,064,597	$48,397
Goldman Sachs	8/25/21	USD	5,654,982	PEN	21,494,587	54,566
Goldman Sachs	8/25/21	USD	3,770,691	PEN	14,309,774	42,279
Goldman Sachs	8/25/21	USD	6,186,366	PEN	23,406,115	87,901
Goldman Sachs	8/25/21	USD	6,226,034	PEN	23,590,444	79,542
Goldman Sachs	8/25/21	PEN	13,208,006	USD	3,397,995	43,352
Goldman Sachs	8/25/21	PEN	13,213,555	USD	3,407,312	35,481
Goldman Sachs	8/25/21	PEN	26,281,401	USD	6,789,305	58,316
Goldman Sachs	8/25/21	PEN	13,170,171	USD	3,396,125	35,364
Goldman Sachs	8/25/21	PEN	13,205,627	USD	3,412,307	28,420
Goldman Sachs	8/25/21	PEN	13,217,240	USD	3,400,370	43,382
Goldman Sachs	8/25/21	PEN	13,176,999	USD	3,404,909	28,359
Goldman Sachs	8/25/21	PEN	13,258,802	USD	3,411,941	42,641
Goldman Sachs	8/25/21	PEN	13,245,346	USD	3,404,973	46,103
Goldman Sachs	8/25/21	PEN	13,260,791	USD	3,421,257	33,843
Goldman Sachs	8/25/21	PEN	26,600,055	USD	6,785,728	144,918
Goldman Sachs	8/25/21	PEN	13,166,809	USD	3,358,880	71,733
Morgan Stanley	8/25/21	USD	6,325,979	PEN	23,893,221	100,598
Morgan Stanley	8/25/21	PEN	13,184,516	USD	3,402,456	32,771
Morgan Stanley	8/25/21	PEN	26,379,461	USD	6,803,214	69,957
Morgan Stanley	8/25/21	PEN	13,174,531	USD	3,397,687	34,938
Morgan Stanley	8/25/21	PEN	13,224,567	USD	3,419,852	25,810
Morgan Stanley	8/25/21	PEN	26,511,242	USD	6,815,229	92,277
Goldman Sachs	9/15/21	USD	3,500,776	PEN	13,126,508	80,325
Goldman Sachs	9/15/21	USD	5,869,056	PEN	22,119,886	105,149
Goldman Sachs	9/15/21	PEN	11,754,673	USD	3,029,945	33,038
Morgan Stanley	9/15/21	PEN	11,754,672	USD	3,014,018	48,965
Morgan Stanley	9/15/21	PEN	11,737,049	USD	3,009,500	48,891
Unrealized gain on currency forward contracts						37,261,995
Unrealized loss on currency forward contracts						(106,176,471)
Net unrealized loss on currency forward contracts						$(68,914,476)
The listed counterparty may be the parent company or one of its subsidiaries.
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2021. Further detail on these holdings and related activity during the period appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 2.0%
Communication Services 0.1%
Television Broadcasts, Ltd.(a)	$ 40,201,079	$—	$(569,597)	$(2,996,136)	$24,309	$36,659,655	$—
Energy 1.0%
Ovintiv, Inc.	339,176,365	—	(215,025,464)	8,388,177	314,178,327	446,717,405	3,238,036
Industrials 0.0%
Smiths Group PLC	427,644,661	—	(42,766,244)	4,399,309	20,201,694	—(b)	2,990,715
Information Technology 0.3%
Micro Focus International PLC	109,094,160	—	—	—	33,726,246	142,820,406	2,979,410
Real Estate 0.6%
Hang Lung Group, Ltd.	255,190,021	—	(11,046,690)	(12,453,440)	18,825,514	250,515,405	8,021,206
				$(2,662,090)	$386,956,090	$876,712,871	$17,229,367
(a)	Non-income producing
(b)	Company was not an affiliate at period end
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 10

Consolidated
Statement of Assets and Liabilities (unaudited)
June 30, 2021
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $32,986,618,204)	$43,559,602,650
Affiliated issuers (cost $1,728,208,276)	876,712,871
44,436,315,521
Unrealized appreciation on swaps	77,711,915
Unrealized appreciation on currency forward contracts	37,261,995
Cash pledged as collateral for over-the-counter derivatives	126,439,999
Cash	100
Cash denominated in foreign currency (cost $24,968,443)	24,883,406
Deposits with broker for futures contracts	46,139,883
Receivable for variation margin for futures contracts	6,793,765
Receivable for investments sold	82,817,368
Receivable for Fund shares sold	15,168,653
Dividends and interest receivable	105,692,966
Prepaid expenses and other assets	111,094
44,959,336,665
Liabilities:
Unrealized depreciation on swaps	119,779,959
Unrealized depreciation on currency forward contracts	106,176,471
Cash received as collateral for over-the-counter derivatives	8,520,000
Payable for investments purchased	36,967,922
Payable for Fund shares redeemed	35,126,871
Deferred foreign capital gains tax	120,205,234
Management fees payable	22,593,855
Accrued expenses	3,085,192
452,455,504
Net Assets	$44,506,881,161
Net Assets Consist of:
Paid in capital	$39,040,693,117
Distributable earnings	5,466,188,044
$44,506,881,161
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	908,185,777
Net asset value per share	$49.01
Consolidated
Statement of Operations (unaudited)
Six Months Ended June 30, 2021
Investment Income:
Dividends (net of foreign taxes of $73,826,700)
Unaffiliated issuers	$798,456,199
Affiliated issuers	17,229,367
Interest	1,798,220
817,483,786
Expenses:
Management fees	129,826,772
Custody and fund accounting fees	2,136,498
Transfer agent fees	2,491,359
Professional services	284,236
Shareholder reports	748,787
Registration fees	198,367
Trustees fees	202,393
Miscellaneous	435,603
136,324,015
Net Investment Income	681,159,771
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (net of foreign capital gains taxes of $7,420,627)	518,495,617
Investments in securities of affiliated issuers	(2,662,090)
Futures contracts	120,285,993
Swaps	1,037,063
Currency forward contracts	(73,703,709)
Foreign currency transactions	4,546,179
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers (net of change in deferred foreign capital gains tax of $33,462,164)	3,276,720,199
Investments in securities of affiliated issuers	386,956,090
Futures contracts	(26,536,080)
Swaps	(68,500,598)
Currency forward contracts	101,852,692
Foreign currency translation	(6,521,212)
Net realized and unrealized gain	4,231,970,144
Net Change in Net Assets From Operations	$4,913,129,915
PAGE 11 ■  Dodge & Cox International Stock FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2021	December 31, 2020
Operations:
Net investment income	$681,159,771	$934,997,155
Net realized gain (loss)	567,999,053	(2,990,862,323)
Net change in unrealized appreciation/depreciation	3,663,971,091	1,434,585,094
	4,913,129,915	(621,280,074)
Distributions to Shareholders:
Total distributions	—	(754,226,207)
Fund Share Transactions:
Proceeds from sale of shares	3,705,286,661	6,456,451,182
Reinvestment of distributions	—	672,621,578
Cost of shares redeemed	(4,900,182,759)	(15,192,871,371)
Net change from Fund share transactions	(1,194,896,098)	(8,063,798,611)
Total change in net assets	3,718,233,817	(9,439,304,892)
Net Assets:
Beginning of period	40,788,647,344	50,227,952,236
End of period	$44,506,881,161	$40,788,647,344
Share Information:
Shares sold	77,999,230	185,569,340
Distributions reinvested	—	15,473,236
Shares redeemed	(103,291,146)	(419,586,562)
Net change in shares outstanding	(25,291,916)	(218,543,986)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox International Stock Fund ■  PAGE 12

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Convertible debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment man ager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and
PAGE 13 ■ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements (unaudited)
are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. During the six months ended June 30, 2021, the Fund received $117,286,787 in reclaims and interest related to EU reclaims, which is reported in dividend income and interest income in the Consolidated Statement of Operations. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counter party, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2021, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$3,133,696,383	$—
Consumer Discretionary	4,565,859,037	—
Consumer Staples	1,583,478,918	—
Energy	3,337,228,608	—
Financials	10,789,667,332	—
Health Care	7,598,932,902	—
Industrials	3,312,078,363	—
Information Technology	1,832,990,606	—
Materials	3,885,623,077	—
Real Estate	929,725,833	—
Utilities	217,043,888	—
Dodge & Cox International Stock Fund ■ PAGE 14

Notes to Consolidated Financial Statements (unaudited)
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Preferred Stocks
Financials	$1,079,927,669	$—
Information Technology	1,387,711,806	—
Convertible Debt Securities
Corporate	—	41,028,164
Short-Term Investments
Repurchase Agreements	—	561,016,000
Money Market Fund	180,306,935	—
Total Securities	$43,834,271,357	$602,044,164
Other Investments
Futures Contracts
Depreciation	$(9,486,598)	$—
Equity Total Return Swaps
Appreciation	—	77,711,915
Depreciation	—	(119,779,959)
Currency Forward Contracts
Appreciation	—	37,261,995
Depreciation	—	(106,176,471)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for an upfront or periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or with other companies owned by such an issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
The Fund used equity total return swaps to create long economic exposure to particular equity securities and to hedge against risks created by investments made by one of the portfolio securities it owns.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and
PAGE 15 ■ Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements (unaudited)
values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$37,261,995	$37,261,995
Unrealized appreciation on swaps	77,711,915	—	77,711,915
	$77,711,915	$37,261,995	$114,973,910
Liabilities
Unrealized depreciation on currency forward contracts	$—	$106,176,471	$106,176,471
Unrealized depreciation on swaps	119,779,959	—	119,779,959
Futures contracts(a)	9,486,598	—	9,486,598
	$129,266,557	$106,176,471	$235,443,028
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Swaps	$1,037,063	$—	$1,037,063
Futures contracts	120,285,993	—	120,285,993
Currency forward contracts	—	(73,703,709)	(73,703,709)
	$121,323,056	$(73,703,709)	$47,619,347
Net change in unrealized appreciation/depreciation
Swaps	$(68,500,598)	$—	$(68,500,598)
Futures contracts	(26,536,080)	—	(26,536,080)
Currency forward contracts	—	101,852,692	101,852,692
	$(95,036,678)	$101,852,692	$6,816,014
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	2-3%
Swaps - long	USD notional value	2-2%
Swaps - short	USD notional value	2-3%
Currency forward contracts	USD total value	8-10%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2021.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$606,589	$(575,871)	$—	$30,718
Barclays	1,636,803	—	(1,636,803)	—
Citibank	11,230,361	(5,013,990)	(3,410,000)	2,806,371
Goldman Sachs	4,086,560	(16,336,800)	11,810,000	(440,240)
HSBC	2,116,696	(41,698,064)	39,581,368	—
JPMorgan	90,133,871	(142,981,007)	52,847,136	—
Morgan Stanley	4,916,681	(1,704,314)	(3,212,367)	—
UBS	—	(12,445,133)	12,445,133	—
State Street	246,349	(5,201,251)	4,954,902	—
	$114,973,910	$(225,956,430)	$113,379,369	$2,396,849

(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial report
Dodge & Cox International Stock Fund ■ PAGE 16

Notes to Consolidated Financial Statements (unaudited)
ing purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, expenses, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes.
	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Ordinary income	$—	$754,226,207
	($— per share)	($0.810 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2020, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$58,196,586
Capital loss carryforward[1]	(4,960,086,687)
Net unrealized appreciation	5,454,948,229
Total distributable earnings	$553,058,128
[1]	Represents accumulated long-term capital loss as of December 31, 2020, which may be carried forward to offset future capital gains.
At June 30, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$35,142,590,273
Unrealized appreciation	11,376,976,144
Unrealized depreciation	(2,203,720,014)
Net unrealized appreciation	9,173,256,130
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
For U.S. income tax purposes, EU reclaims received by the Fund reduce the amounts of foreign taxes that the Fund passes through to shareholders. In the event that EU reclaims received by the Fund during the year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund's shareholders.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2021, the Fund’s commitment fee amounted to $129,870 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2021, purchases and sales of securities, other than short-term securities, aggregated $4,226,576,838 and $4,899,726,540, respectively.
PAGE 17 ■ Dodge & Cox International Stock Fund

Consolidated Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of period	$43.70	$43.60	$36.91	$46.32	$38.10	$36.48
Income from investment operations:
Net investment income	0.75	(a)0.95	1.25	1.01	0.70	0.82
Net realized and unrealized gain (loss)	4.56	(0.04)	7.15	(9.34)	8.41	2.19
Total from investment operations	5.31	0.91	8.40	(8.33)	9.11	3.01
Distributions to shareholders from:
Net investment income	—	(0.81)	(1.71)	(1.08)	(0.89)	(0.85)
Net realized gain	—	—	—	—	—	(0.54)
Total distributions	—	(0.81)	(1.71)	(1.08)	(0.89)	(1.39)
Net asset value, end of period	$49.01	$43.70	$43.60	$36.91	$46.32	$38.10
Total return	12.15%	(a)2.10%	22.78%	(17.98)%	23.94%	8.26%
Ratios/supplemental data:
Net assets, end of period (millions)	$44,507	$40,789	$50,228	$48,108	$65,670	$54,187
Ratio of expenses to average net assets	(b)0.63%	0.63%	0.63%	0.63%	0.63%	0.64%
Ratio of net investment income to average net assets	(b)3.15%	(a)2.39%	2.85%	2.17%	1.57%	2.12%
Portfolio turnover rate	10%	20%	15%	17%	17%	17%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.28 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.73% and total return would have been approximately 1.55%.

(b)	Annualized
See accompanying Notes to Consolidated Financial Statements
Dodge & Cox International Stock Fund ■ PAGE 18

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, or visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov.Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 19 ■ Dodge & Cox International Stock Fund

International Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2021

Semi-Annual Report
June 30, 2021
Emerging Markets Stock Fund
ESTABLISHED 2021
TICKER: DODEX

06/21 EM SAR      Printed on recycled paper

Welcome to the Dodge & Cox Emerging Markets Stock Fund
On May 11, 2021, we launched the Dodge & Cox Emerging Markets Stock Fund, the seventh mutual fund in our firm’s 91-year history. At Dodge & Cox, we only launch new funds when we see compelling investment opportunities and believe we have the ability to generate attractive returns for our shareholders.
Emerging markets are growing rapidly and account for nearly 80% of global economic growth, roughly double their share from two decades ago. Once dependent on trade with the developed world, many emerging market countries have burgeoning middle class populations and rapidly expanding domestic markets. Collectively, emerging markets comprise more than 80% of the world’s population, with China and India alone representing a third. The emerging markets labor force is young and growing. Moreover, the political and social dynamics of many emerging market countries continue to mature, and their financial markets are increasingly characterized by more sophisticated and transparent operations and regulations. Total equity market capitalization in the emerging markets stands at $38 trilliona, representing 31% of global market capitalization. In short, much of the world’s future economic growth will likely come from Asia, Latin America, Central Europe, the Middle East, and Africa.
We have watched this process unfold for a number of years, and several of the Dodge & Cox Funds have regularly invested in select emerging market companies. Over the past several decades, we have expanded the scope of our research coverage and analytical skill set in response to the growing global universe of investment opportunities. In the late 1980s, we began to broaden and deepen our knowledge of a growing roster of individual companies across many countries, carefully assessing their competitive dynamics and return prospects. We also added expertise in quantitative, macroeconomic, and currency analysis to help us navigate emerging markets investing. As our investment horizons widened, we globalized every aspect of our investment capabilities, from research and trading to operations. As a result, we have expanded significantly the range of opportunities available to our clients through the International Stock Fund (launched in 2001), Global Stock Fund (launched in 2008), Global Bond Fund (launched in 2014), and this newly launched Emerging Markets Stock Fund.
After many years of tracking global economic and financial progress, we launched an internal emerging markets equity portfolio in 2019, funded solely with Dodge & Cox’s own assets. We created this portfolio to test the effectiveness of bringing our investment philosophy to bear on this rapidly expanding segment of the global equities marketplace. We also sought to develop the systems and processes needed to implement an emerging markets strategy and master the daily management and operational aspects associated with investing in dozens of new markets. This work affirmed our belief that emerging markets offer some of the world’s most compelling equity investment opportunities, and that we are well suited to pursue them.
We believe the Fund will benefit from the central attributes of our approach to investing: our investment independence, unique team structure, disciplined analysis of the relationship of fundamentals to valuation, and long-term orientation. Our focus on individual companies around the globe and across the entire market cap spectrum significantly differentiates our emerging markets strategy.
Emerging Markets Offer Compelling Opportunities
Over the past 20 years, emerging markets have experienced strong economic growth. The substantial increase in the number of successful businesses in these markets has created an abundance of attractive investment opportunities. The growth of these companies is closely intertwined with their home countries’ pursuit of market economics and technological innovation, as well as advancements in education and political stability.
China is at the forefront of the emerging market universe, and we have a long history of successfully investing in some of China’s largest companies through the Dodge & Cox International Stock Fund and the Global Stock Fund. China accounts for 37.5% of the value of the MSCI Emerging Markets Index, or over half of the number of companies represented in the Index. Many economists predict that over the next two decades, China will emerge as the largest economy in the world. Recognizing China’s economic importance, we have augmented our global research team with Global Industry Analysts and Research Associates who are Chinese nationals, bringing important language skills and cultural understanding to our firm. We are also establishing a research office in Shanghai to capitalize on these opportunities and further deepen our China expertise. Having a local presence should provide even more direct access to company management teams, and enable us to foster relationships with Chinese regulators.
However, emerging market opportunities extend far beyond just China. Dozens of countries are posting dramatic records of economic achievement, propelled by hundreds of dynamic companies. Numerous emerging market companies stand to see their businesses flourish because of both rising standards of living in their domestic markets and burgeoning demand from developed nations for their products and services. The Fund has exposure to various growth drivers, including increased dairy consumption in Vietnam, growing consumer disposable income in India, real estate development in the Philippines, telecommunication services in Latin America, natural resource companies in Russia, and the whole supply chain for the technology and digital world that underpins our lives—from large companies like Taiwan Semiconductor Manufacturing and Samsung Electronics, all the way to smaller companies like Yageo, which manufactures and distributes electronic resistors, capacitors, and related components.b The Fund has a diversified portfolio, currently holding nearly 200 companies across 36 countries, and we continue to search for new opportunities.
Furthermore, many emerging markets companies are not household names in the United States. While dozens of Wall Street analysts follow every Fortune 500 company, few analysts cover more than the largest of these emerging market companies. We think this creates a compelling opportunity for an active investment firm like Dodge & Cox—intensively focused on fundamental analysis—to find undervalued companies and generate substantial returns.
PAGE 1 ■ Dodge & Cox Emerging Markets Stock Fund

As the COVID-19 pandemic has shown, progress in emerging markets will likely not be linear, and we will have to navigate political and economic volatility. We believe our focus on individual companies and our time horizon will allow us to take advantage of both the anticipated near term recovery and those companies’ long-term potential.
The Fund Has Access to a Broad Investment Universe Across the Market Cap Spectrum
The Emerging Markets Stock Fund invests selectively in a diversified portfolio of companies across a variety of countries, industries, and market capitalizations—in both emerging and frontier markets (i.e., markets at an even earlier stage of development than those included in the Index). The Fund may also invest in companies that are based in developed markets but have significant economic exposure to emerging market countries. Our investment universe covers more than 70 countries and includes many companies not in the Fund’s MSCI Emerging Markets Index benchmark, presenting a vast opportunity set.
We Employ Our Team-Based Process to Select Undervalued Investments
The Dodge & Cox Emerging Markets Equity Investment Committee, which manages the Fund, is comprised of six experienced investment team members with an average tenure of 20 years at Dodge & Cox. The Committee selects companies that, in our opinion, are currently undervalued by the market but have attractive prospects for long-term growth. The portfolio is constructed security by security from the bottom up, consistent with our investment approach. We aim to maintain a diverse set of holdings by region and sector because we think that allows our relative returns to be driven more by individual stock picking than large macroeconomic exposures. The Committee carefully monitors risk concentration across countries, regions, and sectors in an effort to modulate volatility and provide positive investor outcomes over the long term.
Our portfolio construction process encourages analysts to advocate for starting positions in a range of sizes, including small positions that we may add to as our views evolve. Our analysts use a variety of inputs and tools to identify opportunities, including our proprietary screening model. These screens help us narrow the potential list of investments to identify companies with certain attractive characteristics for further research and consideration by our analysts. Our proprietary model incorporates more than 100 different measures, including a heavy emphasis on valuation, strength of the business franchise, growth potential, and management quality.
Our team of global research analysts is organized by industry and conducts detailed primary research, which provides us the necessary perspective about industry dynamics to assess company fundamentals and compare valuations. We identify investment opportunities by analyzing the long-term fundamentals of a business, including prospective earnings, cash flow, and dividends over our three- to five-year investment horizon.
We carefully evaluate ESG factors to determine whether they are likely to have a material impact on the company’s prospects. More specifically, we consider the underlying financial condition and outlook for each company, as well as governance structures, history of capital allocation, shareholder protections, treatment of minority investors, economic and political stability in the issuer’s location, and environmental and social factors.
Consistent with other Dodge & Cox Funds, we sell positions when we believe a company’s valuation reflects more optimistic expectations about the company’s future prospects than our own expectations, there is a clear deterioration of fundamentals, or when we identify other, more attractive opportunities elsewhere.
In Closing
As an active manager, we have the flexibility to pursue the opportunities we see as most compelling across emerging markets around the world. Investors who share Dodge & Cox’s long-term investment horizon and are seeking active, value-oriented exposure to developing economies and companies in markets that are difficult to access should benefit from this Fund. We look forward to discussing this new investment opportunity with you. Thank you for your continued confidence in Dodge & Cox.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 30, 2021

(a)	Unless otherwise specified, weightings and characteristics are as of June 30, 2021.
(b)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox Emerging Markets Stock Fund ■ PAGE 2

Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Emerging Markets Equity Investment Committee, which is the decision-making body for the Emerging Markets Stock Fund, is a six-member committee with an average tenure at Dodge & Cox of 20 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■ Dodge & Cox Emerging Markets Stock Fund

Average Annual Total Return
For Periods Ended June 30, 2021
Since
Inception
(5/11/21)
Dodge & Cox Emerging Markets Stock Fund	0.90%
MSCI Emerging Markets Index	3.86
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI Emerging Markets Index is an equity market index that captures large- and mid-cap representation across 27 emerging market countries. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI Emerging Markets is a service mark of MSCI Barra.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the period indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Period Ended June 30, 2021	Beginning Account Value 5/11/2021	Ending Account Value 6/30/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,009.00	$3.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.32	3.51
* Expenses are equal to the Fund's annualized expense ration of 0.70%, multiplied by the average account value over the period, multiplied by 50/365 (to reflect the days in the period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Emerging Markets Stock Fund ■ PAGE 4

Portfolio Information (unaudited)	June 30, 2021
Sector Diversification (%)(a)	% of Net Assets
Consumer Discretionary	20.2
Financials	18.6
Information Technology	14.7
Communication Services	8.6
Materials	6.2
Consumer Staples	5.4
Energy	5.1
Industrials	4.7
Health Care	3.9
Utilities	2.1
Real Estate	1.8
Top 10 Largest Countries(a)	% of Net Assets
China	23.9
South Korea	9.9
India	7.3
Taiwan	6.6
Mexico	5.3
South Africa	4.8
Brazil	4.2
Hong Kong	4.2
United Kingdom	3.7
Russia	3.0
(a)	Excludes derivatives.
PAGE 5 ■ Dodge & Cox Emerging Markets Stock Fund

Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks: 81.5%
	Shares	Value
Communication Services: 8.6%
Media & Entertainment: 6.4%
Astro Malaysia Holdings BHD (Malaysia)	168,914	$46,791
Baidu, Inc. ADR(a) (Cayman Islands/China)	19,244	3,923,852
Grupo Televisa SAB (Mexico)	903,714	2,582,299
IGG, Inc. (Hong Kong)	209,600	276,972
JOYY, Inc. ADR (China)	2,900	191,313
Megacable Holdings SAB de CV, Unit (Mexico)	12,014	42,676
NetEase, Inc. ADR (China)	2,714	312,788
NEXON Co., Ltd. (Japan)	11,500	256,303
Sun TV Network, Ltd. (India)	29,217	207,935
		7,840,929
Telecommunication Services: 2.2%
America Movil SAB de CV, Series L (Mexico)	1,344,200	1,011,488
China Tower Corp., Ltd., Class H(b) (China)	2,760,800	380,467
Millicom International Cellular SA SDR(a) (Luxembourg)	14,775	584,916
Safaricom PLC (Kenya)	1,540,314	599,566
Turkcell Iletisim Hizmetleri AS (Turkey)	23,976	44,335
		2,620,772
		10,461,701
Consumer Discretionary: 20.2%
Automobiles & Components: 0.7%
Fuyao Glass Industry Group Co., Ltd., Class H(b) (China)	11,929	84,041
Hyundai Mobis Co., Ltd. (South Korea)	1,300	337,078
PT Astra International Tbk (Indonesia)	1,076,100	366,616
Tofas Turk Otomobil Fabrikasi AS (Turkey)	12,560	42,613
		830,348
Consumer Durables & Apparel: 2.0%
Feng Tay Enterprise Co., Ltd. (Taiwan, Province of China/Taiwan)	56,286	493,923
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	151,514	1,221,689
Midea Group Co., Ltd., Class A (China)	18,071	199,603
Pou Chen Corp. (Taiwan, Province of China/Taiwan)	332,143	468,487
		2,383,702
Consumer Services: 1.7%
Afya, Ltd., Class A(a) (United States)	1,843	47,512
Fu Shou Yuan International Group, Ltd. (Hong Kong)	206,457	201,556
Galaxy Entertainment Group, Ltd.(a) (Hong Kong)	49,243	394,170
Haidilao International Holding, Ltd.(b) (China)	42,400	223,350
Huazhu Group, Ltd.(a) (Hong Kong)	16,640	89,262
Leejam Sports Co. JSC (Saudi Arabia)	9,549	198,078
New Oriental Education & Technology Group, Inc.(a) (Hong Kong)	69,943	576,530
Sands China, Ltd.(a) (Hong Kong)	21,243	89,467

	Shares	Value
Ser Educacional SA(b) (Brazil)	16,900	$63,675
Yum China Holdings, Inc. (United States)	3,543	234,724
		2,118,324
Retailing: 15.8%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	34,141	7,742,496
China Tourism Group Duty Free Corp., Ltd., Class A (China)	1,557	72,314
China Yongda Automobiles Services Holdings, Ltd. (Hong Kong)	45,200	80,919
Cuckoo Homesys Co., Ltd. (South Korea)	6,892	276,929
JD.com, Inc., Class A(a) (China)	64,221	2,526,061
Naspers, Ltd., Class N (South Africa)	20,998	4,408,683
Petrobras Distribuidora SA (Brazil)	10,029	53,797
Prosus NV, Class N(a) (Netherlands)	32,970	3,224,097
PTG Energy PCL NVDR (Thailand)	684,186	394,928
Trip.com Group, Ltd. ADR (China)	8,300	294,318
Vipshop Holdings, Ltd. ADR(a) (China)	6,930	139,154
Zhongsheng Group Holdings, Ltd. (China)	9,300	77,377
		19,291,073
		24,623,447
Consumer Staples: 5.3%
Food & Staples Retailing: 1.9%
BIM Birlesik Magazalar AS (Turkey)	6,269	44,749
Grupo Comercial Chedraui SAB de CV, Class B (Mexico)	28,100	44,996
Magnit PJSC (Russia)	22,913	1,660,859
Wal-Mart de Mexico SAB de CV (Mexico)	22,757	74,331
X5 Retail Group NV GDR (Netherlands)	1,500	52,595
Yonghui Superstores Co., Ltd., Class A (China)	537,500	393,468
		2,270,998
Food, Beverage & Tobacco: 3.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Turkey)	18,423	47,101
Anheuser-Busch InBev SA NV (Belgium)	18,377	1,325,082
Arca Continental SAB de CV (Mexico)	7,871	45,550
Century Pacific Food, Inc. (Philippines)	572,443	274,407
China Feihe, Ltd.(b) (China)	161,557	348,737
Fomento Economico Mexicano SAB de CV (Mexico)	6,343	53,652
GFPT PCL NVDR (Thailand)	599,629	215,155
Grupo Nutresa SA (Colombia)	7,354	42,874
PT Indofood CBP Sukses Makmur Tbk (Indonesia)	469,814	264,068
Saudia Dairy & Foodstuff Co. (Saudi Arabia)	3,459	166,374
Vietnam Dairy Products JSC (Vietnam)	79,300	311,467
WH Group, Ltd.(b) (Hong Kong)	1,149,543	1,033,423
		4,127,890
Household & Personal Products: 0.0%
Grape King Bio, Ltd. (Taiwan, Province of China/Taiwan)	10,714	66,332
		6,465,220
Energy: 5.1%
Ecopetrol SA (Colombia)	67,032	48,617
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ■  PAGE 6

Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks (continued)
	Shares	Value
Geopark, Ltd. (Bermuda/United States)	3,414	$43,187
INPEX Corp. (Japan)	70,200	523,838
Lukoil PJSC (Russia)	6,722	622,744
MOL Hungarian Oil & Gas PLC, Class A(a) (Hungary)	67,011	533,159
Motor Oil (Hellas) Corinth Refineries SA (Greece)	32,564	552,163
National Energy Services Reunited Corp.(a) (British Virgin/United States)	44,943	640,438
Novatek PJSC (Russia)	28,958	635,987
Petroleo Brasileiro SA(a) (Brazil)	170,743	1,039,810
PT Indo Tambangraya Megah Tbk (Indonesia)	614,486	601,772
PT United Tractors Tbk (Indonesia)	345,486	482,489
PTT Exploration & Production PCL NVDR (Thailand)	68,900	251,523
Semirara Mining & Power Corp. (Philippines)	629,314	190,025
Transportadora de Gas del Sur SA ADR, Class B(a) (Argentina)	11,600	53,708
		6,219,460
Financials: 15.2%
Banks: 10.7%
Axis Bank, Ltd.(a) (India)	168,171	1,693,475
Banca Transilvania SA (Romania)	75,000	49,766
Bank Polska Kasa Opieki SA(a) (Poland)	1,740	42,439
BDO Unibank, Inc. (Philippines)	208,361	483,181
Brac Bank, Ltd. (Bangladesh)	421,913	246,412
China Merchants Bank Co., Ltd., Class H (China)	60,300	514,518
Commercial International Bank (Egypt) SAE(a) (Egypt)	110,604	369,972
Credicorp, Ltd. (Peru)	8,943	1,083,087
Equity Group Holdings PLC(a) (Kenya)	609,229	255,210
Grupo Financiero Banorte SAB de CV, Class O (Mexico)	9,536	61,405
ICICI Bank, Ltd.(a) (India)	536,765	4,559,939
IndusInd Bank, Ltd.(a) (India)	19,580	267,371
Intercorp Financial Services (Panama)	1,357	34,088
JB Financial Group Co., Ltd. (South Korea)	50,549	337,996
Kasikornbank PCL NVDR (Thailand)	72,443	266,717
Military Commercial Joint Stock Bank (Vietnam)	296,700	558,826
OTP Bank Nyrt.(a) (Hungary)	807	43,445
PT Bank Rakyat Indonesia (Persero) Tbk, Class B (Indonesia)	1,919,914	521,687
PT Bank Tabungan Negara (Persero) Tbk (Indonesia)	4,897,314	462,712
Shinhan Financial Group Co., Ltd. (South Korea)	14,588	525,927
TCS Group Holding PLC GDR, Class A (Cyprus)	1,944	170,439
Tisco Financial Group PCL NVDR (Thailand)	117,400	324,178
Vietnam Technological & Commercial Joint Stock Bank(a) (Vietnam)	76,400	174,934
		13,047,724
Diversified Financials: 1.1%
AEON Credit Service (M) BHD (Malaysia)	57,200	160,102

	Shares	Value
Chailease Holding Co., Ltd. (Taiwan, Province of China/Taiwan)	72,286	$525,363
Grupo de Inversiones Suramericana SA (Colombia)	8,063	39,746
Noah Holdings, Ltd. ADR, Class A(a) (China)	13,471	635,831
		1,361,042
Insurance: 3.4%
BB Seguridade Participacoes SA (Brazil)	13,700	63,627
Korean Reinsurance Co. (South Korea)	44,701	390,982
Old Mutual, Ltd. (South Africa)	620,031	586,164
Ping An Insurance (Group) Co. of China Ltd., Class H (China)	95,157	932,047
Prudential PLC (United Kingdom)	79,414	1,508,836
Sanlam, Ltd. (South Africa)	137,474	590,811
		4,072,467
		18,481,233
Health Care: 3.9%
Health Care Equipment & Services: 1.7%
China Isotope & Radiation Corp. (China)	38,000	155,635
Shandong Pharmaceutical Glass Co., Ltd., Class A (China)	69,900	367,271
Sinocare, Inc., Class A (China)	84,657	410,350
Sinopharm Group Co., Ltd. (China)	385,014	1,145,477
		2,078,733
Pharmaceuticals, Biotechnology & Life Sciences: 2.2%
Adcock Ingram Holdings, Ltd. (South Africa)	103,091	319,813
Beijing Tong Ren Tang Chinese Medicine Co., Ltd. (Hong Kong)	217,700	359,455
Dr. Reddy's Laboratories, Ltd. (India)	7,353	534,856
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H (China)	114,786	362,943
Jiangsu Hengrui Medicine Co., Ltd., Class A (China)	30,794	323,932
YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H(b) (China)	410,143	452,703
Zhejiang NHU Co., Ltd., Class A (China)	80,163	355,814
		2,709,516
		4,788,249
Industrials: 4.2%
Capital Goods: 1.3%
BizLink Holding, Inc. (Taiwan, Province of China/Taiwan)	27,000	250,983
Chicony Power Technology Co., Ltd. (Taiwan, Province of China/Taiwan)	90,000	233,863
Dare Power Dekor Home Co., Ltd., Class A (China)	104,186	191,556
Doosan Bobcat, Inc.(a) (South Korea)	2,898	123,522
Ferreycorp SA (Peru)	77,175	32,272
Fosun International, Ltd. (Hong Kong)	156,314	225,080
HEG, Ltd. (India)	7,073	208,489
KOC Holding AS (Turkey)	20,473	43,101
Larsen & Toubro, Ltd. (India)	15,953	321,839
		1,630,705
PAGE 7 ■  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks (continued)
	Shares	Value
Commercial & Professional Services: 1.2%
A-Living Smart City Services Co., Ltd., Class H(b) (China)	85,421	$425,218
Greentown Service Group Co., Ltd. (China)	631,871	981,462
		1,406,680
Transportation: 1.7%
Aramex PJSC (United Arab Emirates)	417,770	443,571
Cebu Air, Inc.(a) (Philippines)	192,846	214,120
Copa Holdings SA, Class A(a) (Panama)	586	44,143
Globaltrans Investment PLC GDR (Cyprus)	6,510	46,609
Grupo Aeroportuario del Centro Norte, SAB de CV, Class B(a) (Mexico)	7,200	47,165
Gulf Warehousing Co. (Qatar)	13,519	19,196
Hyundai Glovis Co., Ltd. (South Korea)	2,736	507,769
International Container Terminal Services, Inc. (Philippines)	73,730	247,252
Movida Participacoes SA (Brazil)	11,900	47,109
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	5,458	43,581
Zhejiang Expressway Co., Ltd., Class H (China)	487,700	434,039
		2,094,554
		5,131,939
Information Technology: 8.9%
Semiconductors & Semiconductor Equipment: 4.9%
Nanya Technology Corp. (Taiwan, Province of China/Taiwan)	193,286	552,890
Novatek Microelectronics Corp. (Taiwan, Province of China/Taiwan)	29,857	534,720
Powertech Technology, Inc. (Taiwan, Province of China/Taiwan)	152,714	589,206
SK hynix, Inc. (South Korea)	5,366	607,526
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan, Province of China/Taiwan)	173,143	3,697,446
		5,981,788
Software & Services: 2.1%
Asseco Poland SA (Poland)	14,389	291,139
Chinasoft International, Ltd. (Hong Kong)	483,100	881,045
Cielo SA (Brazil)	80,329	58,787
Hancom, Inc.(a) (South Korea)	33,675	722,152
TravelSky Technology, Ltd., Class H (China)	270,000	582,821
		2,535,944
Technology, Hardware & Equipment: 1.9%
Legend Holdings Corp., Class H(b) (China)	358,786	589,636
Lenovo Group, Ltd. (Hong Kong)	449,271	516,723
Sterlite Technologies, Ltd. (India)	165,802	591,114
Yageo Corp. (Taiwan, Province of China/Taiwan)	31,857	636,824
		2,334,297
		10,852,029
Materials: 6.2%
Alpek SAB de CV, Class A(a) (Mexico)	42,114	51,803
Alrosa PJSC (Russia)	176,680	324,173

	Shares	Value
Anhui Conch Cement Co., Ltd., Class H (China)	45,700	$242,499
Cemex SAB de CV ADR(a) (Mexico)	262,214	2,202,597
Glencore PLC (Jersey/United Kingdom)	694,856	2,974,416
Loma Negra Cia Industrial Argentina SA ADR (Argentina)	14,686	100,012
Lomon Billions Group Co., Ltd., Class A (China)	56,729	303,599
Mondi PLC (United Kingdom)	1,740	45,756
Nine Dragons Paper Holdings, Ltd. (China)	242,600	311,206
PhosAgro PJSC (Russia)	2,925	190,360
PTT Global Chemical PCL NVDR (Thailand)	181,043	333,277
Severstal PJSC (Russia)	12,496	268,017
UPL, Ltd. (India)	24,719	264,051
		7,611,766
Real Estate: 1.8%
China Resources Land, Ltd. (China)	117,129	474,442
Concentradora Fibra Danhos SA de CV REIT (Mexico)	36,743	40,957
Corporacion Inmobiliaria Vesta SAB de CV (Mexico)	21,757	42,392
Emaar Development PJSC(a) (United Arab Emirates)	614,021	618,509
Hang Lung Group, Ltd. (Hong Kong)	138,129	352,247
Macquarie Mexico Real Estate Management SA de CV(b) (Mexico)	39,100	48,370
Megaworld Corp. (Philippines)	8,539,943	565,072
Prologis Property Mexico SA de CV REIT (Mexico)	18,900	42,268
		2,184,257
Utilities: 2.1%
Aboitiz Power Corp. (Philippines)	486,614	243,731
AES Gener SA (Chile)	327,333	44,492
China Gas Holdings, Ltd. (China)	119,357	364,329
China Longyuan Power Group Corp., Ltd., Class H (China)	293,829	506,347
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	5,943	43,708
Cia de Saneamento do Parana (Brazil)	11,200	46,770
Enel Americas SA (Chile)	333,638	48,974
Enerjisa Enerji AS(b) (Turkey)	52,900	62,884
Engie Energia Chile SA (Chile)	57,670	43,193
Interconexion Electrica SA ESP (Colombia)	7,568	44,666
Mahanagar Gas, Ltd. (India)	18,562	284,186
Tenaga Nasional Bhd (Malaysia)	208,243	491,075
TPI Polene Power Public PCL NVDR (Thailand)	2,400,671	331,075
		2,555,430
Total Common Stocks (Cost $99,435,027)		$99,374,731
Preferred Stocks: 9.8%
	Par Value/ Shares	Value
Consumer Staples: 0.1%
Food, Beverage & Tobacco: 0.1%
Embotelladora Andina SA, Pfd, Class B (Chile)	36,500	$84,507
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ■  PAGE 8

Portfolio of Investments (unaudited)	June 30, 2021
Preferred Stocks (continued)
	Par Value/ Shares	Value
Amorepacific Corp., Pfd (South Korea)	526	$41,149
LG Household & Health Care, Ltd., Pfd (South Korea)	32	21,738
		62,887
		147,394
Financials: 3.4%
Banks: 3.0%
Itau Unibanco Holding SA, Pfd (Brazil)	620,100	3,715,264
Diversified Financials: 0.4%
Korea Investment Holdings Co., Ltd., Pfd (South Korea)	6,354	482,411
		4,197,675
Industrials: 0.5%
Capital Goods: 0.5%
DL E&C Co., Ltd., Pfd(a) (South Korea)	3,997	283,586
DL Holdings Co., Ltd., Pfd (South Korea)	6,295	261,325
		544,911
Information Technology: 5.8%
Technology, Hardware & Equipment: 5.8%
Samsung Electro-Mechanics Co., Ltd., Pfd (South Korea)	5,361	506,990
Samsung Electronics Co., Ltd., Pfd (South Korea)	100,790	6,596,122
		7,103,112
Total Preferred Stocks (Cost $11,995,911)		$11,993,092
Short-Term Investments: 12.2%
	Par Value/ Shares	Value
Repurchase Agreements: 11.8%
Fixed Income Clearing Corporation(c) 0.000%, dated 6/30/21, due 7/1/21, maturity value $14,429,000	$14,429,000	$14,429,000

	Par Value/ Shares	Value
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	447,934	$447,934
Total Short-Term Investments (Cost $14,876,934)		$14,876,934
Total Investments In Securities (Cost $126,307,872)	103.5%	$126,244,757
Other Assets Less Liabilities	(3.5)%	(4,325,163)
Net Assets	100.0%	$121,919,594
(a)	Non-income producing
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%, 10/31/22. Total collateral value is $14,717,594.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
SDR: Swedish Depository Receipt
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
ICE US MSCI Emerging Markets Index Futures— Long Position	129	9/17/21	$8,802,960	$28,219
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
KRW: South Korean Won
Goldman Sachs	2/16/22	USD	1,038,475	KRW	1,166,000,000	$4,230
Goldman Sachs	2/16/22	USD	465,121	KRW	516,540,000	6,948
Goldman Sachs	2/16/22	USD	512,201	KRW	573,000,000	3,949
THB: Thai Baht
HSBC	2/9/22	USD	612,391	THB	19,275,000	11,449
HSBC	2/9/22	USD	195,496	THB	6,120,000	4,691
HSBC	2/9/22	USD	316,699	THB	9,900,000	8,044
HSBC	2/9/22	THB	9,550,000	USD	298,704	(961)
Unrealized gain on currency forward contracts						39,311
Unrealized loss on currency forward contracts						(961)
Net unrealized gain on currency forward contracts						$38,350
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 9 ■  Dodge & Cox Emerging Markets Stock FundSee accompanying Notes to Financial Statements

Statement of Assets and Liabilities (unaudited)

June 30, 2021
Assets:
Investments in securities, at value
Investments in securities (cost $111,878,872)	$111,815,757
Repurchase agreements (cost $14,429,000)	14,429,000
126,244,757
Unrealized appreciation on currency forward contracts	39,311
Cash denominated in foreign currency (cost $3,760)	3,757
Deposits with broker for futures contracts	553,797
Receivable for Fund shares sold	395,172
Dividends and interest receivable	220,132
Expense reimbursement receivable	118,404
Prepaid expenses and other assets	414,881
127,990,211
Liabilities:
Unrealized depreciation on currency forward contracts	961
Payable for variation margin for futures contracts	63,210
Payable for investments purchased	5,888,079
Deferred foreign capital gains tax	16,123
Management fees payable	45,640
Accrued expenses	56,604
6,070,617
Net Assets	$121,919,594
Net Assets Consist of:
Paid in capital	$121,993,065
Accumulated loss	(73,471)
$121,919,594
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	12,087,723
Net asset value per share	$10.09

Statement of Operations (unaudited)
From May 11, 2021 (Inception) to June 30, 2021
Investment Income:
Dividends (net of foreign taxes of $30,085)	$270,136
270,136
Expenses:
Management fees	58,339
Custody and fund accounting fees	15,423
Transfer agent fees	3,179
Professional services	35,944
Shareholder reports	5,867
Registration fees	16,607
Trustees fees	50,640
Miscellaneous	467
Total expenses	186,466
Expenses reimbursed by investment manager	(118,404)
Net expenses	68,062
Net Investment Income	202,074
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Futures contracts	(208,597)
Currency forward contracts	266
Foreign currency transactions	(54,778)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $16,123)	(79,238)
Futures contracts	28,219
Currency forward contracts	38,350
Foreign currency translation	233
Net realized and unrealized loss	(275,545)
Net Change in Net Assets From Operations	$(73,471)

Statement of Changes in Net Assets (unaudited)
From May 11, 2021 (Inception) to
June 30, 2021
Operations:
Net investment income	$202,074
Net realized gain (loss)	(263,109)
Net change in unrealized appreciation/depreciation	(12,436)
(73,471)
Distributions to Shareholders:
Total distributions	—
Fund Share Transactions:
Proceeds from sale of shares	122,414,555
Cost of shares redeemed	(421,490)
Net change from Fund share transactions	121,993,065
Total change in net assets	121,919,594
Net Assets:
Beginning of period	—
End of period	$121,919,594
Share Information:
Shares sold	12,129,591
Shares redeemed	(41,868)
Net change in shares outstanding	12,087,723
See accompanying Notes to Financial StatementsDodge & Cox Emerging Markets Stock Fund ■  PAGE 10

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Emerging Markets Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 11, 2021, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of emerging markets equity securities issued by companies from at least three different countries. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pric ing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.
PAGE 11 ■ Dodge & Cox Emerging Markets Stock Fund

Notes to Financial Statements (unaudited)
Foreign currency translation  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$10,461,701	$—
Consumer Discretionary	24,623,447	—
Consumer Staples	6,465,220	—
Energy	6,219,460	—
Financials	18,481,233	—
Health Care	4,788,249	—
Industrials	5,131,939	—
Information Technology	10,215,205	636,824
Materials	7,611,766	—
Real Estate	2,184,257	—
Utilities	2,555,430	—
Preferred Stocks
Consumer Staples	147,394	—
Financials	4,197,675	—
Industrials	544,911	—
Information Technology	7,103,112	—
Short-Term Investments
Repurchase Agreements	—	14,429,000
Money Market Fund	447,934	—
Total Securities	$111,178,933	$15,065,824
Other Investments
Futures Contracts
Appreciation	$28,219	$—
Currency Forward Contracts
Appreciation	—	39,311
Depreciation	—	(961)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing
Dodge & Cox Emerging Markets Stock Fund ■ PAGE 12

Notes to Financial Statements (unaudited)
or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct foreign currency exposure.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$39,311	$39,311
Futures contracts(a)	28,219	—	28,219
	$28,219	$39,311	$67,530
Liabilities
Unrealized depreciation on currency forward contracts	$—	$961	$961
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$(208,597)	$—	$(208,597)
Currency forward contracts	—	266	266
	$(208,597)	$266	$(208,331)
Net change in unrealized appreciation/depreciation
Futures contracts	$28,219	$—	$28,219
Currency forward contracts	—	38,350	38,350
	$28,219	$38,350	$66,569
The following summarizes the range of volume in the Fund's derivative instruments during the period ended June 30, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	8-8%
Currency forward contracts	USD total value	0-3%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2021.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)	Net Amount(a)
Goldman Sachs	$15,127	$—	$—	$15,127
HSBC	24,184	(961)	—	23,223
	$39,311	$(961)	$—	$38,350
(a)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
PAGE 13 ■ Dodge & Cox Emerging Markets Stock Fund

Notes to Financial Statements (unaudited)
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.70% through April 30, 2022. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Share ownership At June 30, 2021, Dodge & Cox and its executive officers owned 68% of the Fund’s outstanding shares.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, and derivatives.
No distributions were declared since the Fund's inception.
At June 30, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$126,351,218
Unrealized appreciation	2,793,163
Unrealized depreciation	(2,833,055)
Net unrealized appreciation	(39,892)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Purchases and Sales of Investments
For the period ended June 30, 2021, purchases and sales of securities, other than short-term securities, aggregated $111,430,938 and $0, respectively.
Note 7: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.
Dodge & Cox Emerging Markets Stock Fund ■ PAGE 14

Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Period Ended June 30,
2021
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain (loss)	0.07
Total from investment operations	0.09
Distributions to shareholders from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of period	$10.09
Total return	0.90%
Ratios/supplemental data:
Net assets, end of period (millions)	$122
Ratio of expenses to average net assets	(a)0.70%
Ratio of expenses to average net assets, before reimbursement by investment manager	(a)1.92%
Ratio of net investment income to average net assets	(a)2.08%
Portfolio turnover rate	—%
(a)	Annualized
See accompanying Notes to Financial Statements
PAGE 15 ■ Dodge & Cox Emerging Markets Stock Fund

Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to approve the Investment Management Agreements between the Funds and Dodge & Cox each year. At a meeting of the Board of Trustees of the Trust held on September 17, 2020 (the “Meeting”), the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the Investment Management Agreement between the Dodge & Cox Emerging Markets Stock Fund (the “EM Fund”) and Dodge & Cox (the “Agreement”) for an initial term of two years. The Board previously voted unanimously to approve the renewal of the Investment Management Agreements for each of the Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund (the “Existing Funds”, and together with the EM Fund, the “Funds”) at a meeting held on December 12, 2019 (the “December 2019 Meeting”).
Information Received
The Board noted management’s representation that, with the exception of the fee, the terms of the Agreement for the EM Fund were largely identical to the terms of the Investment Management Agreements for the Existing Funds. The Board considered that at the December 2019 Meeting and in the months preceding the December 2019 Meeting, the Board had requested, received, and reviewed extensive materials relevant to the approval of the Investment Management Agreements with the Existing Funds, including, but not limited to, materials relating to the nature, extent, and quality of services provided to the Existing Funds by Dodge & Cox, the investment performance of each Existing Fund, the costs of services provided to the Existing Funds, profits to be realized by Dodge & Cox from its relationship with the Existing Funds and any associated fall out benefits, and the fees charged to the Existing Funds as well as any economies of scale to be realized as the Existing Funds grow.
In advance of the Meeting, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreement, and the EM Fund’s management fee, including a Broadridge report regarding the diversified emerging markets category of mutual funds with detailed advisory fee rates and expense ratios of comparable funds managed by other advisers identified by Broadridge. The Board received copies of the Agreement and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory agreements. The Board, including the Independent Trustees, subsequently concluded that the proposed Agreement was fair and reasonable and voted to approve the Agreement.
In considering the Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreement, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.
Nature, Quality, and Extent of the Service
The Board considered that, similar to the services that Dodge & Cox provides to the Existing Funds, Dodge & Cox is expected to provide a range of services to the EM Fund in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, oversight of the Fund’s transfer agent, custodian, and other service providers, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering, and Dodge & Cox has consistently delivered a high level of service for the Existing Funds. The nature of services provided by Dodge & Cox to the Existing Funds has been documented in materials provided to the Board and in presentations made to the Board in previous years. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Existing Funds; its consistency and depth of investment approach; the background and experience of the members of the Dodge & Cox Emerging Markets Equity Investment Committee, which would be responsible for managing the EM Fund; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Existing Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox at the time managed approximately $191 billion in Existing Funds assets (as of August 31, 2020), with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Existing Funds (other than the Balanced Fund, which had a “Silver” rating as of the Meeting). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services to be provided to the EM Fund by Dodge & Cox.
Investment Performance
The Board did not review specific EM Fund performance information because the EM Fund had not yet commenced operations. The Board noted that the performance of the Existing Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also noted Dodge & Cox’s success in managing international mandates. The Board concluded that the proposed strategy for the EM Fund is consistent with Dodge & Cox’s long-term investment approach.
Dodge & Cox Emerging Markets Stock Fund ■ PAGE 16

Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses The Board considered the EM Fund’s proposed management fee rate and anticipated net expense ratio relative to (1) a broad category of other actively managed, diversified emerging markets equity mutual funds with similar share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered that Dodge & Cox has agreed to reimburse the EM Fund for all ordinary expenses to the extent necessary to maintain a total expense ratio of 0.70% until at least April 30, 2022. The Board also evaluated the operating structures of the EM Fund and Dodge & Cox, noting that the EM Fund would not charge front-end sales commissions or distribution fees, and Dodge & Cox would bear, among other things, the cost of most third-party research, and administrative and office overhead. The Board noted the EM Fund’s unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) of other funds with similar emerging markets equity mandates and noted that the EM Fund will be below the peer group median with respect to net expense ratios and management fee rates. The Board noted the additional costs that Dodge & Cox would incur as a result of investing in an emerging markets equity mandate. The Board concluded that the EM Fund’s expected costs for the services it will receive (including the management fee to be paid to Dodge & Cox) are reasonable.
Profitability and Costs of Services to Dodge & Cox; "Fall-out" Benefits The Board noted that at the December 2019 meeting, it reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided to the Existing Funds. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Existing Funds to new investors to proactively manage growth in those Existing Funds. While these actions were intended to benefit existing shareholders of the affected Funds, the effect was to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the EM Fund and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, many of which would benefit the EM Fund. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the EM Fund (including fall-out benefits) would be fair and reasonable when the EM Fund commences operations.
Economies of Scale
The Board considered that, because the EM Fund had not commenced operations, there were no economies of scale to share with shareholders. However, the Board noted the extent to which economies of scale would be realized as the EM Fund grows and whether the proposed fee levels reflect these economies of scale for the benefit of the EM Fund’s investors. The Board considered the time and resources that Dodge & Cox invested prior to the EM Fund’s launch; in addition, in the early periods of operations, Dodge & Cox has agreed to cap the EM Fund’s expenses, which means that Dodge & Cox will subsidize the EM Fund’s operations for a period of time, at least until April 30, 2022. The Board considered whether the management fee rate is reasonable in relation to the EM Fund’s anticipated assets and noted that the contractual management fee upon inception was set as if the Fund had already reached its anticipated scale. The Board noted that, from inception, EM Fund shareholders would have access to high quality investment management at a relatively low cost. The Board considered that Dodge & Cox has shared the benefits of economies of scale with the Existing Funds by adding services to those Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Existing Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Existing Fund shareholders and to address the increased complexity of investing globally. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Existing Funds’ growth rate during the same period. The EM Fund will benefit from many of the service enhancements made by Dodge & Cox for the Existing Funds. The Board also noted that because Dodge & Cox has agreed to a voluntary fee reimbursement arrangement, the EM Fund’s net total expenses will be considerably less than its actual expenses. The Board concluded that the proposed Dodge & Cox fee structure for the EM Fund is fair and reasonable and adequately reflects the potential for economies of scale.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the proposed management fee structure for the EM Fund was fair and reasonable, that the EM Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services are anticipated to provide substantial value for EM Fund shareholders over the long
PAGE 17 ■ Dodge & Cox Emerging Markets Stock Fund

term, and that approval of the Agreement is in the best interests of the EM Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Emerging Markets Stock Fund ■ PAGE 18

Emerging Markets Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2021

Semi-Annual Report
June 30, 2021
Balanced Fund
ESTABLISHED 1931
TICKER: DODBX

06/21 BF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Balanced Fund had a total return of 16.7% for the six months ended June 30, 2021, compared to 8.3% for the Combined Index (a 60/40 blend of stocks and fixed income securities).
Market Commentary
The U.S. equity market returned 15.3% for the first half of 2021, extending gains that began in March 2020 (when the World Health Organization declared COVID-19 a pandemic). In November, Pfizer and BioNTech announced they had successfully developed a COVID-19 vaccine, which boosted markets. During the first half of 2021, the successful rollout of COVID-19 vaccines, unprecedented fiscal and monetary stimulus, healthy consumer balance sheets, and tightening labor markets created optimism about U.S. economic growth and helped propel stock market returns. Cyclical sectors of the market that lagged in early 2020 (e.g., Energy, Financials, Industrials) have recently outperformed significantly. Since the end of 2020, long-term interest rates and commodity prices have risen, boosting the Financials and Energy sectors. Stock prices now reflect the market’s expectations for a sustained, strong economic recovery.
Value stocks have outperformed growth stocks by 12 percentage points since last November, but they continue to trade at a large discount to growth stocks.a The Russell 1000 Growth Index trades at a lofty 31.5 times forward earnings compared to 17.9 times for the Russell 1000 Value Index, a historically wide valuation disparity. Many growth stocks are high-valuation technology companies with extreme valuations that reflect high expectations. We believe a number of these companies face significant challenges, including mounting competitive, technological, and regulatory threats. In addition, their valuations have benefited from lower interest rates and their perceived durability amid COVID-19, both of which could change going forward.
The U.S. investment-grade fixed income market returned -1.6% for the first six months of 2021,b largely due to price declines associated with rising Treasury yields. The Corporate sector performed well, driven by strong fundamentals and ongoing demand for yield from investors. Federal Reserve officials updated their forecast in June indicating plans for two rate hikes in 2023, a change from previous guidance of no increases that year. Policymakers have reiterated that the Fed will keep the federal funds rate near zero until the economy returns to full employment and inflation rises and stays above its 2% target for some time.
Investment Strategy
We regularly assess the appropriate asset allocation for the Fund, which we set based on our long-term outlook for the Fund’s equity, fixed income, and hybrid securities (e.g., preferred stock). While we build the portfolio on a bottom-up basis, we also determine the optimal allocation by modeling expected return and risk (or variability of return) for each broad asset class and Fund holding. Reflecting our more positive outlook for equities than fixed income, the Fund holds 66.2% in unhedged equities, 4.1% in hedged equities, 25.9% in fixed income securities, and 1.6% in hybrid securities (e.g., preferred stock).c
We also regularly estimate the Fund’s “effective equity exposure” because common stock allocation is not always the best guide for measuring how the Fund’s portfolio risk compares to its 60/40 benchmark. The Fund’s equity positions, for example, are more pro-cyclical than the S&P 500 benchmark. The Fund also has equity risk from its preferred stock holdings and credit tilt within the bond portfolio. In an attempt to hedge unwanted equity risk, the Fund holds a short S&P 500 futures position with a notional value of approximately 4.1% of the Fund’s total net assets. We are excited about the prospects for the equity portfolio, but less excited by the return prospects of the overall market (e.g., the S&P 500). In shorting equity index futures, we have been able to manage the overall equity exposure of the Fund while still maintaining idiosyncratic exposure to the companies we favor.
Equity Strategy
The equity portfolio’s composition is very different from the overall market, and trades at a meaningful discount to both the broad-based market and value universe: 13.9 times forward earnings compared to 22.3 times for the S&P 500 and 17.9 times for the R1000V. Stocks that benefit from rising interest rates are currently trading at particularly low relative valuations, and represent an area of emphasis for the portfolio. Even if interest rates do not rise, the portfolio is well positioned to benefit from valuation spreads returning to more historically normal levels. Moreover, the portfolio remains highly geared to an economic recovery, and we believe the U.S. economy is primed to grow. While concerns about COVID-19 variants could influence the trajectory of the recovery, we believe this is a manageable risk over our three- to five-year investment horizon.
Our disciplined, value-oriented approach—grounded in our extensive research, long-term investment horizon, and organizational independence—has led us to invest in out-of-favor companies with strong fundamentals during periods of uncertainty. During the first nine months of 2020, we shifted 11% of the portfolio into more depressed cyclical sectors, including Energy, Financials, and Information Technology Hardware. We largely funded those additions with trims from more defensive sectors, including Media, Pharmaceuticals, and Biotechnology.
Since November, however, we've taken largely reciprocal actions. We have trimmed more cyclical stocks as relative tradeoffs and value have recovered, and we have added to more defensive sectors based on company-specific opportunities. As the portfolio’s holdings in the Energy and Financials sectors outperformed, we sold JPMorgan Chase and trimmed APA, Baker Hughes, Bank of America, Capital One Financial, Halliburton, and Truist Financial based on their increased valuations.d Despite these trims, the equity portfolio remains overweight Financials (25.5% compared to 11.3% of the S&P 500 and 20.8% of the R1000V). Many financial services companies have low relative valuations that stand to benefit from accelerating economic growth and higher interest rates. Meanwhile, the portfolio’s Energy holdings (8.1% compared to 2.9% of the S&P 500 and 5.1% of the R1000V) trade at attractive valuations, generate high free cash flow relative to the market, are focused on returning capital to
PAGE 1 ■ Dodge & Cox Balanced Fund

shareholders, and should benefit from recovering demand for oil as economies reopen.
We recently added significantly to the portfolio’s holdings in Health Care based on low relative valuations, attractive business models, and several company-specific opportunities. In the first half of 2021, our largest increases included Sanofi and Incyte within the Pharmaceuticals and Biotechnology industries, respectively.
Sanofi
Based in France, Sanofi is a global pharmaceuticals company with leading positions in rare diseases, vaccines, over-the-counter consumer health products, and emerging markets. Faced with a variety of operational issues and low research and development (R&D) productivity, Sanofi’s new management team has stopped funding R&D in the highly competitive primary care drug market, prioritized the more lucrative specialty pharma market, and launched an aggressive cost-cutting program to raise profit margins closer to peer levels. Recent results are encouraging, and we believe Dupixent—a blockbuster anti-inflammatory drug with multiple use cases—should drive substantial growth going forward. Longer term, we are encouraged by an expanding late-stage drug development pipeline with a number of compounds showing signs of initial clinical success. These positive changes do not yet seem to be appreciated by many investors, as evidenced by the company’s below average valuation of 13.4 times forward earnings. On June 30, Sanofi was a 2.9% position in the equity portfolio.
Incyte
Incyte is a U.S.-based biopharmaceutical company that discovers, develops, and commercializes proprietary therapeutics, largely focused on oncology. Since the equity portfolio invested in the company two years ago, Incyte has improved its R&D pipeline and launched three new products, which could collectively generate $1 billion in sales annually. We believe Incyte offers an attractive investment opportunity. The company’s reasonable valuation is supported by its main drug, Jakafi, which represents 83% of total revenues. And management continues to reinvest profits from the legacy product portfolio into the R&D pipeline. The team seeks to extend the Jakafi franchise beyond its patent expiry in 2027, and discover the next big drug to transform the company. Finally, Incyte could be an attractive acquisition candidate, given its growth prospects over the next decade, strong Jakafi franchise, and productive R&D organization. In addition, the company’s strong corporate governance and representation of long-term investors on the board align its interests with those of other long-term shareholders like the Fund. Incyte was a 0.8% position in the equity portfolio at quarter end.
Fixed Income Strategy
Fixed Income portfolio changes over the past six months were much less dramatic than during the “opportunity rich” climate of the first half of 2020. However, we made a number of incremental changes to fine tune and prune the portfolio.
The Corporate Sector: Unique Opportunities Amid Compressed Spreads
As we assessed the risk/reward dynamic within the portfolio in the face of a significant narrowing of credit spreads,e we reduced the portfolio’s credit exposure modestly. We made these reductions on an individual issuer basis, after careful consideration of fundamentals and valuations.
Despite reducing the portfolio’s credit exposure generally, we have found unique opportunities in the tight overall spread environment. One set of corporate purchases includes what we refer to as “down in the capital structure” positions. Due to our stringent underwriting criteria and deep understanding of companies, we are comfortable purchasing bonds that are positioned at a subordinated level in the issuer’s capital structure when fundamentals and valuations are appropriate. For example, we recently purchased senior unsecured bonds issued by T-Mobile U.S. and Charter Communications which have higher spreads than senior secured debt of the same companies.
The Securitized Sector: Adding Liquidity and Incremental Yield
The portfolio’s holdings in the Securitized sector consist predominantly of Agency MBS,f with a small weighting in primarily AAA-rated asset-backed securities (ABS). As a group, these securities offer the potential for attractive total-return cash flows in the front and intermediate parts of the yield curve. They can also play an important role in the fixed income portfolio because of their dependable liquidity and high credit quality.
In light of high valuations during the first half of the year, we reduced the portfolio’s Agency MBS weighting primarily via outright sales of TBA (to-be-announced) securities, which are traded in a highly liquid market.
We continue to favor low coupon, low loan balance Agency MBS, which we believe offer attractive prepayment protection for two main reasons. First, given the low initial note rates of the mortgages underlying these MBS, attractive refinancing options for borrowers will likely be muted. Second, low loan balance borrowers may lack sufficient financial incentives needed to offset the upfront fixed costs of refinancing, adding additional prepayment protection to the portfolio’s position.
Defensive Duration: Mitigating the Risk of Rising Rates over Time
We extended the fixed income portfolio’s durationg slightly during the first half of the year but maintained its below-benchmark duration position (5.3 years versus 6.6 years for the Bloomberg Barclays U.S. Agg as of June 30). This positioning reflects our view that long-term interest rates are more likely to overshoot current market expectations over our multi-year investment horizon than undershoot.
Although our expectations for interest rates are broadly similar to those expressed in the market, we believe there is a risk of both inflation and long-term rates moving higher than generally expected. This represents an asymmetric and unfavorable tradeoff for investors because of the meaningful duration risk and lack of yield cushion in the broad fixed income market. Given this view, we have positioned the portfolio with less exposure to the long end of the curve in order to
Dodge & Cox Balanced Fund ■ PAGE 2

mitigate the effect of price declines that would stem from even a small rise in interest rates.
In Closing
We remain optimistic about the long-term outlook for our value-oriented Fund. The equity portfolio is comprised mostly of companies with strong businesses that we believe would benefit from sustained economic growth. We believe the current wide valuation disparities between value and growth stocks could close significantly in coming years. Within the fixed income portfolio, we continue to seek opportunities to build yield through our bottom-up, research-driven investment approach. In addition, the Fund is broadly diversified with exposure to many different investment drivers. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 30, 2021
(a)	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
(b)	Sector returns as calculated and reported by Bloomberg.
(c)	Unless otherwise specified, weightings for debt securities and hybrid securities include accrued interest and all weightings and characteristics are as of June 30, 2021.
(d)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(e)
Credit securities refer to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.

(f)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(g)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
PAGE 3 ■ Dodge & Cox Balanced Fund

Year-to-Date Performance Review
The Fund outperformed the Combined Index by 8.4 percentage points year to date largely due to strong performance of the equity portfolio versus the S&P 500 Index. The Fund’s lower allocation to fixed income and higher allocation to equities also had a positive impact on relative results.
Equity Investments*
■ The portfolio's average overweight position and holdings in Financials (up 38% versus up 26% for the S&P 500 sector) added significantly to results. Capital One Financial, Wells Fargo, Charles Schwab, and MetLife were top contributors.
■ A higher average weighting and strong returns from holdings in Energy (up 48% versus up 46% for the S&P 500 sector) contributed. Occidental Petroleum was a standout performer.
■ Stock selection in the Information Technology sector was positive (holdings up 18% versus up 14% for the S&P 500 sector). Dell Technologies and HP Inc. were strong.
Fixed Income Investments
■ Security selection within credit was positive, led by energy-related issuers including Petrobras, Pemex, Occidental Petroleum, and Rio Oil Finance Trust.
■ The portfolio’s below-benchmark to U.S. Treasuries contributed to relative return.
■ The portfolio’s below-benchmark duration position (81%** of the Bloomberg Barclays U.S. Agg’s duration) contributed to relative returns.
* Excludes the Fund’s hybrid securities.
** Denotes Fund positioning at the beginning of the period
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is responsible for determining the asset allocation of the Balanced Fund and managing the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 23 years. The U.S. Fixed Income Investment Committee, which is responsible for managing the debt portion of the Balanced Fund, is an eight-member committee with an average tenure of 22 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Dodge & Cox Balanced Fund ■ PAGE 4

Growth of $10,000 Over 10 Years
For An Investment Made On June 30, 2011

Average Annual Total Return
For Periods Ended June 30, 2021
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund	37.90%	12.98%	10.92%	8.31%
S&P 500 Index	40.79	17.65	14.84	8.61
Bloomberg Barclays U.S. Aggregate Bond Index	-0.33	3.03	3.39	4.56
Combined Index(a)	23.02	11.90	10.40	7.29
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.
Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.
(a) The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example For Comparison With Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund's actual return). The amount under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2021	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,166.80	$2.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.17	2.66
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■ Dodge & Cox Balanced Fund

Portfolio Information (unaudited)	June 30, 2021
Asset Allocation	% of Net Assets
Common Stocks(a)	69.2
Debt Securities	25.8
Preferred Stocks	1.6
Equity-Linked Notes	1.1
Net Cash & Other(b)	2.3
Equity Sector Diversification (%)(c)	% of Net Assets
Financials	18.3
Health Care	14.3
Information Technology	13.5
Communication Services	11.2
Energy	5.8
Industrials	5.1
Consumer Discretionary	2.4
Consumer Staples	0.8
Materials	0.5
Fixed Income Sector Diversification (%)	% of Net Assets
Securitized	11.0
Corporate	8.6
U.S. Treasury	5.1
Government-Related	1.1
(a)
The Fund holds a short S&P 500 futures position with a notional value of approximately -4.1% of the Fund’s total net assets. This position is intended to reduce the exposure of the
Fund’s equity allocation to a general downturn in the equity markets, but if the S&P 500 index increases in value, the position will cause a loss for the Fund, which could be in addition to losses suffered in respect to its stock holdings.

(b)	Net Cash & Other includes cash, short-term investments, unrealized gain (loss) on derivatives, receivables, and payables.
(c)	Includes direct and synthetic equity investments.
Dodge & Cox Balanced Fund ■ PAGE 6

Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks: 69.2%
	Shares	Value
Communication Services: 10.5%
Media & Entertainment: 9.1%
Alphabet, Inc., Class A(a)	9,700	$23,685,363
Alphabet, Inc., Class C(a)	140,395	351,874,797
Charter Communications, Inc., Class A(a)	436,407	314,845,830
Comcast Corp., Class A	6,391,248	364,428,961
DISH Network Corp., Class A(a)	3,274,134	136,858,801
Fox Corp., Class A	3,707,533	137,660,700
Fox Corp., Class B	1,554,880	54,731,776
News Corp., Class A	949,504	24,468,718
		1,408,554,946
Telecommunication Services: 1.4%
T-Mobile U.S., Inc.(a)	1,471,761	213,155,146
		1,621,710,092
Consumer Discretionary: 2.4%
Automobiles & Components: 1.1%
Honda Motor Co., Ltd. ADR (Japan)	5,374,000	172,935,320
Retailing: 1.3%
Booking Holdings, Inc.(a)	50,000	109,404,500
Qurate Retail, Inc., Series A(a)	3,204,750	41,950,177
The Gap, Inc.	1,314,678	44,238,915
		195,593,592
		368,528,912
Consumer Staples: 0.8%
Food, Beverage & Tobacco: 0.8%
Molson Coors Beverage Company, Class B(a)	2,398,314	128,765,478
Energy: 5.8%
APA Corp.	1,882,237	40,712,786
Baker Hughes Co., Class A	4,660,200	106,578,774
ConocoPhillips	1,577,324	96,059,032
Halliburton Co.	1,054,334	24,376,202
Hess Corp.	826,225	72,145,967
Occidental Petroleum Corp.	8,369,714	261,720,957
Occidental Petroleum Corp., Warrant(a)	1,381,001	19,209,724
Schlumberger, Ltd. (Curacao/United States)	3,527,121	112,903,143
The Williams Companies, Inc.	6,484,500	172,163,475
		905,870,060
Financials: 16.7%
Banks: 4.8%
Bank of America Corp.	5,186,100	213,822,903
Truist Financial Corp.	1,249,684	69,357,462
Wells Fargo & Co.	10,413,206	471,614,100
		754,794,465
Diversified Financials: 9.8%
American Express Co.	576,300	95,222,049
Bank of New York Mellon Corp.	5,023,300	257,343,659
Capital One Financial Corp.	2,447,626	378,623,266
Charles Schwab Corp.	5,557,200	404,619,732
Goldman Sachs Group, Inc.	605,900	229,957,227
State Street Corp.	1,814,900	149,329,972
		1,515,095,905
Insurance: 2.1%
Aegon NV, NY Shs (Netherlands)	8,331,451	34,408,892
Brighthouse Financial, Inc.(a)	834,318	37,994,842

	Shares	Value
Lincoln National Corp.	562,577	$35,352,339
MetLife, Inc.	3,668,400	219,553,740
		327,309,813
		2,597,200,183
Health Care: 14.3%
Health Care Equipment & Services: 3.0%
Cigna Corp.	996,265	236,184,543
CVS Health Corp.	906,600	75,646,704
Medtronic PLC (Ireland/United States)	302,300	37,524,499
UnitedHealth Group, Inc.	300,472	120,321,008
		469,676,754
Pharmaceuticals, Biotechnology & Life Sciences: 11.3%
Alnylam Pharmaceuticals, Inc.(a)	393,700	66,740,024
BioMarin Pharmaceutical, Inc.(a)	1,199,700	100,102,968
Bristol-Myers Squibb Co.	3,235,900	216,222,838
Gilead Sciences, Inc.	2,465,480	169,772,953
GlaxoSmithKline PLC ADR (United Kingdom)	8,033,350	319,887,997
Incyte Corp.(a)	1,082,800	91,095,964
Novartis AG ADR (Switzerland)	2,337,331	213,258,080
Roche Holding AG ADR (Switzerland)	5,064,600	237,985,554
Sanofi ADR (France)	6,241,365	328,670,281
		1,743,736,659
		2,213,413,413
Industrials: 5.1%
Capital Goods: 3.6%
Carrier Global Corp.	1,605,500	78,027,300
Johnson Controls International PLC (Ireland/United States)	2,964,314	203,440,870
Otis Worldwide Corp.	448,800	36,698,376
Raytheon Technologies Corp.	2,753,700	234,918,147
		553,084,693
Transportation: 1.5%
FedEx Corp.	782,034	233,304,203
		786,388,896
Information Technology: 13.1%
Semiconductors & Semiconductor Equipment: 0.9%
Microchip Technology, Inc.	954,205	142,882,657
Software & Services: 4.7%
Cognizant Technology Solutions Corp., Class A	2,385,500	165,219,730
Fiserv, Inc.(a)	2,469,600	263,975,544
Micro Focus International PLC ADR (United Kingdom)	3,451,871	25,992,589
Microsoft Corp.	639,200	173,159,280
VMware, Inc., Class A(a)	637,700	102,012,869
		730,360,012
Technology, Hardware & Equipment: 7.5%
Cisco Systems, Inc.	4,048,700	214,581,100
Dell Technologies, Inc., Class C(a)	2,634,068	262,537,557
Hewlett Packard Enterprise Co.	10,363,170	151,095,019
HP Inc.	9,345,530	282,141,551
Juniper Networks, Inc.	4,118,229	112,633,563
TE Connectivity, Ltd. (Switzerland)	986,236	133,348,969
		1,156,337,759
		2,029,580,428
PAGE 7 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2021
Common Stocks (continued)
	Shares	Value
Materials: 0.5%
Celanese Corp.	456,332	$69,179,931
LyondellBasell Industries NV, Class A (Netherlands)	119,900	12,334,113
		81,514,044
Total Common Stocks (Cost $6,269,227,195)		$10,732,971,506
Preferred Stocks: 1.6%
	Par Value/ Shares	Value
Financials: 1.6%
Banks: 1.6%
Bank of America Corp. 6.10%(b)(c)	16,008,000	$17,974,903
Bank of America Corp. 6.25%(b)(c)	8,170,000	9,038,063
Citigroup, Inc. 5.95%(b)(c)	5,175,000	5,440,762
Citigroup, Inc. 5.95%(b)(c)	48,477,000	53,055,653
Citigroup, Inc. 6.25%(b)(c)	45,886,000	53,616,414
JPMorgan Chase & Co. 6.10%(b)(c)	73,080,000	79,931,250
Wells Fargo & Co. 5.875%(b)(c)	27,987,000	31,342,921
		250,399,966
Total Preferred Stocks (Cost $225,806,223)		$250,399,966
Debt Securities: 25.8%
	Par Value	Value
U.S. Treasury: 5.1%
U.S. Treasury Note/Bond
0.625%, 8/15/30	$90,886,000	$84,673,089
1.375%, 8/15/50	22,000,000	18,546,172
1.125%, 8/15/40	13,000,000	11,184,063
1.625%, 11/15/50	23,625,000	21,218,203
0.875%, 11/15/30	154,670,000	147,081,503
0.375%, 12/31/25	31,210,000	30,618,717
0.375%, 1/31/26	3,775,000	3,699,353
1.125%, 2/15/31	55,725,000	54,096,785
0.50%, 2/28/26	152,600,000	150,287,156
0.25%, 3/15/24	117,630,000	117,161,317
0.75%, 4/30/26	151,000,000	150,233,204
0.75%, 5/31/26	4,505,000	4,479,308
0.875%, 6/30/26	1,625,000	1,624,238
		794,903,108
Government-Related: 1.1%
Agency: 0.6%
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30	6,011,000	6,561,067
5.60%, 1/3/31	1,925,000	2,156,000
7.25%, 3/17/44	4,300,000	5,258,943
Petroleos Mexicanos (Mexico)
6.875%, 8/4/26	8,775,000	9,590,197
6.50%, 3/13/27	18,400,000	19,421,200
6.625%, 6/15/35	9,425,000	9,102,194
6.375%, 1/23/45	20,125,000	17,307,500
6.75%, 9/21/47	11,625,000	10,288,125
6.35%, 2/12/48	12,058,000	10,275,828
6.95%, 1/28/60	3,367,000	2,979,458
		92,940,512
Local Authority: 0.5%
L.A. Unified School District GO
5.75%, 7/1/34	3,000,000	4,051,053
New Jersey Turnpike Authority RB
7.102%, 1/1/41	12,436,000	19,897,992

	Par Value	Value
State of California GO
7.30%, 10/1/39	$15,730,000	$25,174,416
State of Illinois GO
5.10%, 6/1/33	22,615,000	26,591,676
		75,715,137
		168,655,649
Securitized: 11.0%
Asset-Backed: 1.8%
Federal Agency: 0.0%
Small Business Admin. - 504 Program
Series 2001-20G 1, 6.625%, 7/1/21	33,553	33,556
Series 2003-20J 1, 4.92%, 10/1/23	394,259	409,035
Series 2007-20F 1, 5.71%, 6/1/27	671,924	721,468
		1,164,059
Other: 0.4%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(d)	15,266,462	16,869,441
9.75%, 1/6/27(d)	25,145,888	29,640,966
8.20%, 4/6/28(d)	4,584,000	5,285,352
		51,795,759
Student Loan: 1.4%
Navient Student Loan Trust
USD LIBOR 1-Month
+0.55%, 0.70%, 2/25/70(d)	20,719,075	20,741,854
+1.30%, 1.392%, 3/25/66(d)	24,832,000	25,694,341
+0.80%, 0.892%, 7/26/66(d)	6,704,570	6,759,636
+1.15%, 1.242%, 7/26/66(d)	6,902,000	7,071,239
+1.05%, 1.142%, 12/27/66(d)	5,548,953	5,640,861
+0.75%, 0.842%, 3/25/67(d)	86,422,000	87,341,409
+1.00%, 1.092%, 2/27/68(d)	4,337,000	4,443,788
+0.70%, 0.792%, 2/25/70(d)	9,542,903	9,595,355
SLM Student Loan Trust
USD LIBOR 3-Month
+0.17%, 0.346%, 1/25/41	11,843,930	11,593,411
+0.55%, 0.726%, 10/25/64(d)	26,802,194	26,736,992
SMB Private Education Loan Trust (Private Loans)
Series 2018-B A2A, 3.60%, 1/15/37(d)	14,504,861	15,354,540
		220,973,426
		273,933,244
CMBS: 0.1%
Agency CMBS: 0.1%
Fannie Mae Multifamily DUS
Pool AL8144, 2.63%, 10/1/22(e)	450,519	450,778
Pool AL9086, 2.30%, 7/1/23(e)	353,266	363,631
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.493%, 3/25/26(e)	10,296,543	573,399
Series K056 X1, 1.395%, 5/25/26(e)	4,516,784	235,534
Series K064 X1, 0.74%, 3/25/27(e)	9,397,164	294,890
Series K065 X1, 0.811%, 4/25/27(e)	43,693,955	1,543,231
Series K066 X1, 0.887%, 6/25/27(e)	37,462,312	1,488,640
Series K069 X1, 0.49%, 9/25/27(e)	233,029,894	5,022,843
Series K090 X1, 0.852%, 2/25/29(e)	180,515,549	9,157,499
		19,130,445
		19,130,445
Mortgage-Related: 9.1%
Federal Agency CMO & REMIC: 1.9%
Dept. of Veterans Affairs
Series 1995-1 1, 6.122%, 2/15/25(e)	113,622	122,566
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ■  PAGE 8

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
	Par Value	Value
Series 1995-2C 3A, 8.793%, 6/15/25	$40,014	$45,073
Series 2002-1 2J, 6.50%, 8/15/31	3,880,716	4,352,244
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	1,018,939	1,186,032
Trust 2009-30 AG, 6.50%, 5/25/39	862,273	1,015,831
Trust 2009-66 ET, 6.00%, 5/25/39	327,473	343,941
Trust 2001-T7 A1, 7.50%, 2/25/41	744,929	884,427
Trust 2001-T5 A3, 7.50%, 6/19/41(e)	366,943	432,123
Trust 2001-T4 A1, 7.50%, 7/25/41	776,718	929,408
Trust 2001-T8 A1, 7.50%, 7/25/41	725,813	861,575
Trust 2001-W3 A, 7.00%, 9/25/41(e)	467,785	514,721
Trust 2001-T10 A2, 7.50%, 12/25/41	495,886	570,434
Trust 2013-106 MA, 4.00%, 2/25/42	5,518,213	5,961,354
Trust 2002-W6 2A1, 7.00%, 6/25/42(e)	790,707	872,915
Trust 2002-W8 A2, 7.00%, 6/25/42	1,090,379	1,307,513
Trust 2003-W2 1A2, 7.00%, 7/25/42	715,735	857,285
Trust 2003-W2 1A1, 6.50%, 7/25/42	1,754,162	2,046,235
Trust 2003-W4 4A, 6.082%, 10/25/42(e)	839,057	962,764
Trust 2012-121 NB, 7.00%, 11/25/42	1,011,465	1,222,282
Trust 2004-T1 1A2, 6.50%, 1/25/44	736,161	859,797
Trust 2004-W2 5A, 7.50%, 3/25/44	1,263,773	1,472,053
Trust 2004-W8 3A, 7.50%, 6/25/44	212,401	253,208
Trust 2005-W4 1A2, 6.50%, 8/25/45	2,286,149	2,666,354
Trust 2009-11 MP, 7.00%, 3/25/49	2,173,762	2,642,884
USD LIBOR 1-Month
+0.55%, 0.642%, 9/25/43	3,691,029	3,746,796
Freddie Mac
Series 16 PK, 7.00%, 8/25/23	273,931	286,290
Series T-48 1A4, 5.538%, 7/25/33	17,406,819	20,147,870
Series T-51 1A, 6.50%, 9/25/43(e)	125,282	154,432
Series T-59 1A1, 6.50%, 10/25/43	5,980,515	6,980,785
Series 4281 BC, 4.50%, 12/15/43(e)	20,737,049	23,309,636
USD LIBOR 1-Month
+0.61%, 0.683%, 9/15/43	8,387,574	8,489,137
Ginnie Mae
USD LIBOR 1-Month
+0.62%, 0.727%, 9/20/64	2,827,483	2,858,313
+0.70%, 0.807%, 1/20/70	25,768,041	26,404,602
+0.65%, 0.757%, 1/20/70	30,509,113	31,184,008
USD LIBOR 12-Month
+0.30%, 0.634%, 1/20/67	19,595,136	19,567,119
+0.23%, 0.663%, 10/20/67	18,430,033	18,349,860
+0.23%, 0.663%, 10/20/67	10,850,722	10,805,269
+0.06%, 0.402%, 12/20/67	26,633,887	26,332,309
+0.08%, 0.361%, 5/20/68	6,404,209	6,323,560
+0.25%, 0.789%, 6/20/68	21,654,011	21,570,898
+0.28%, 0.591%, 11/20/68	27,453,558	27,396,174
+0.25%, 0.584%, 12/20/68	2,953,373	2,942,749
		289,232,826
Federal Agency Mortgage Pass-Through: 7.2%
Fannie Mae, 15 Year
6.00%, 3/1/22	7,004	7,035
4.50%, 1/1/25 - 1/1/27	2,595,308	2,726,195
3.50%, 1/1/27 - 12/1/29	4,396,448	4,723,782
Fannie Mae, 20 Year
4.00%, 11/1/30 - 2/1/37	21,325,254	23,164,525
4.50%, 1/1/31 - 12/1/34	32,502,563	35,386,761
3.50%, 4/1/36 - 4/1/37	13,488,566	14,329,846
Fannie Mae, 30 Year

	Par Value	Value
6.50%, 12/1/28 - 8/1/39	$8,772,641	$10,226,644
5.50%, 7/1/33 - 8/1/37	5,470,255	6,334,368
6.00%, 9/1/36 - 8/1/37	7,913,425	9,351,038
7.00%, 8/1/37	222,321	266,317
4.50%, 3/1/40	881,197	983,052
3.50%, 4/1/48	4,862,114	5,139,901
5.00%, 12/1/48 - 3/1/49	7,731,547	8,500,501
2.50%, 6/1/50 - 10/1/50	178,236,029	185,620,731
2.00%, 9/1/50 - 12/1/50	114,456,271	115,996,171
Fannie Mae, 40 Year
4.50%, 6/1/56	22,124,056	24,775,449
Fannie Mae, Hybrid ARM
2.316%, 9/1/34(e)	307,216	311,153
1.697%, 12/1/34(e)	404,222	407,436
1.95%, 1/1/35(e)	438,694	453,366
1.781%, 1/1/35(e)	573,325	595,299
2.047%, 8/1/35(e)	278,887	280,824
2.009%, 5/1/37(e)	549,481	551,841
2.795%, 7/1/39(e)	176,228	176,178
2.28%, 11/1/40(e)	189,296	191,888
2.23%, 12/1/40(e)	1,584,304	1,670,568
2.017%, 11/1/43(e)	1,418,781	1,478,771
1.915%, 4/1/44(e)	3,073,023	3,195,168
2.703%, 11/1/44(e)	4,471,660	4,656,044
2.822%, 12/1/44(e)	3,369,230	3,509,841
2.859%, 9/1/45(e)	874,201	916,627
2.744%, 12/1/45(e)	3,062,459	3,198,645
2.671%, 1/1/46 - 8/1/47(e)	12,248,169	12,810,334
2.956%, 4/1/46(e)	3,178,084	3,323,718
2.532%, 12/1/46(e)	5,545,016	5,786,086
3.142%, 6/1/47(e)	3,113,638	3,248,568
3.039%, 7/1/47(e)	5,353,301	5,577,727
3.31%, 1/1/49(e)	3,004,957	3,140,299
Freddie Mac, Hybrid ARM
2.211%, 5/1/34(e)	449,745	458,984
2.375%, 10/1/35(e)	1,034,543	1,102,961
1.766%, 4/1/37(e)	837,403	878,983
2.325%, 9/1/37(e)	684,295	724,180
2.339%, 1/1/38(e)	152,079	152,248
2.44%, 2/1/38(e)	960,459	1,024,729
2.676%, 7/1/38(e)	89,248	94,926
2.169%, 10/1/38(e)	315,190	317,575
3.036%, 10/1/41(e)	381,545	402,642
2.38%, 8/1/42(e)	914,709	965,555
1.896%, 5/1/44(e)	3,292,181	3,421,891
1.86%, 5/1/44(e)	703,795	731,152
1.865%, 6/1/44(e)	958,305	995,449
2.905%, 6/1/44(e)	1,132,691	1,177,693
2.791%, 1/1/45(e)	4,225,805	4,403,629
2.71%, 10/1/45(e)	2,697,097	2,800,590
2.833%, 10/1/45(e)	2,706,929	2,832,697
3.27%, 7/1/47(e)	3,842,264	4,017,760
3.249%, 1/1/49(e)	11,212,540	11,709,708
3.738%, 3/1/49(e)	2,531,770	2,645,760
Freddie Mac Gold, 15 Year
4.50%, 9/1/24 - 9/1/26	1,736,312	1,827,094
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	1,334,979	1,495,143
4.50%, 4/1/31 - 6/1/31	4,275,123	4,663,821
Freddie Mac Gold, 30 Year
7.47%, 3/17/23	13,237	13,297
6.50%, 12/1/32 - 4/1/33	2,677,926	3,110,264
7.00%, 11/1/37 - 9/1/38	2,333,026	2,746,781
5.50%, 12/1/37	219,626	254,058
PAGE 9 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
	Par Value	Value
6.00%, 2/1/39	$688,794	$799,609
4.50%, 9/1/41 - 6/1/42	17,955,783	19,971,287
Freddie Mac Pool, 30 Year
2.50%, 6/1/50 - 2/1/51	170,540,479	177,946,397
2.00%, 9/1/50	101,737,648	103,098,328
Ginnie Mae, 30 Year
7.50%, 11/15/24 - 10/15/25	157,589	167,320
UMBS TBA, 30 Year
2.50%, 9/1/50	252,707,000	260,445,899
		1,120,411,107
		1,409,643,933
		1,702,707,622
Corporate: 8.6%
Financials: 2.7%
Bank of America Corp.
3.004%, 12/20/23(c)	15,589,000	16,155,631
4.20%, 8/26/24	5,825,000	6,385,570
4.45%, 3/3/26	3,970,000	4,509,105
4.25%, 10/22/26	2,970,000	3,353,616
4.183%, 11/25/27	7,925,000	8,879,149
Barclays PLC (United Kingdom)
4.375%, 9/11/24	18,275,000	19,945,059
4.836%, 5/9/28	4,525,000	5,086,935
BNP Paribas SA (France)
4.25%, 10/15/24	25,200,000	27,899,863
4.375%, 9/28/25(d)	8,223,000	9,099,004
4.625%, 3/13/27(d)	9,775,000	11,030,766
Boston Properties, Inc.
3.80%, 2/1/24	5,000,000	5,350,842
3.65%, 2/1/26	4,450,000	4,903,396
3.25%, 1/30/31	5,850,000	6,264,434
Capital One Financial Corp.
3.50%, 6/15/23	3,449,000	3,646,723
4.20%, 10/29/25	10,175,000	11,362,257
Citigroup, Inc.
USD LIBOR 3-Month
+6.37%, 6.556%, 10/30/40(b)	37,080,925	41,426,809
HSBC Holdings PLC (United Kingdom)
3.95%, 5/18/24(c)	8,000,000	8,498,267
4.30%, 3/8/26	11,462,000	12,928,412
6.50%, 5/2/36	23,805,000	32,844,149
6.50%, 9/15/37	3,265,000	4,541,704
JPMorgan Chase & Co.
8.75%, 9/1/30(b)	25,692,000	38,588,747
2.956%, 5/13/31(c)	3,300,000	3,466,672
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	12,750,000	14,104,388
4.65%, 3/24/26	10,875,000	12,311,198
NatWest Group PLC (United Kingdom)
6.125%, 12/15/22	16,850,000	18,129,232
1.642%, 6/14/27(c)	6,125,000	6,124,234
UniCredit SPA (Italy)
7.296%, 4/2/34(c)(d)	23,425,000	28,164,346
Unum Group
6.75%, 12/15/28	8,417,000	10,741,268
Wells Fargo & Co.
4.10%, 6/3/26	3,376,000	3,791,215
4.30%, 7/22/27	16,645,000	18,976,801
2.572%, 2/11/31(c)	12,005,000	12,423,534
		410,933,326
Industrials: 5.4%
AbbVie, Inc.

	Par Value	Value
4.05%, 11/21/39	$10,550,000	$12,253,040
Anheuser-Busch InBev SA/NV (Belgium)
5.55%, 1/23/49	7,950,000	10,929,986
AT&T, Inc.
3.50%, 9/15/53(d)	39,285,000	39,468,482
3.65%, 9/15/59(d)	6,687,000	6,781,277
Bayer AG (Germany)
4.25%, 12/15/25(d)	6,600,000	7,354,687
4.375%, 12/15/28(d)	10,100,000	11,571,148
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	2,725,000	2,704,559
2.726%, 3/25/31	5,415,000	5,346,106
3.734%, 9/25/40	1,100,000	1,074,823
3.984%, 9/25/50	3,525,000	3,433,135
Burlington Northern Santa Fe LLC(f)
5.72%, 1/15/24	1,490,802	1,586,410
5.629%, 4/1/24	4,059,319	4,318,030
5.342%, 4/1/24	2,327,561	2,466,350
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(d)	5,000,000	5,644,000
5.20%, 9/17/30(d)	6,400,000	7,037,440
3.875%, 7/11/31(d)	7,050,000	7,166,325
Charter Communications, Inc.
4.50%, 6/1/33(d)	4,000,000	4,093,040
6.55%, 5/1/37	11,000,000	14,984,538
6.75%, 6/15/39	6,160,000	8,575,434
6.484%, 10/23/45	29,977,000	41,283,774
5.75%, 4/1/48	3,700,000	4,709,141
Cigna Corp.
7.875%, 5/15/27	17,587,000	23,588,690
Coca-Cola Co.
3.45%, 3/25/30	6,400,000	7,206,854
Cox Enterprises, Inc.
3.85%, 2/1/25(d)	14,626,000	15,916,897
3.35%, 9/15/26(d)	3,400,000	3,692,083
CVS Health Corp.
4.30%, 3/25/28	2,538,000	2,915,925
4.78%, 3/25/38	4,600,000	5,659,133
5.05%, 3/25/48	4,725,000	6,137,188
Dillard's, Inc.
7.875%, 1/1/23	8,660,000	9,524,979
7.75%, 7/15/26	50,000	60,594
7.75%, 5/15/27	540,000	652,684
7.00%, 12/1/28	15,135,000	18,100,081
Dow, Inc.
7.375%, 11/1/29	12,725,000	17,697,711
9.40%, 5/15/39	5,677,000	10,011,476
Elanco Animal Health, Inc.
4.912%, 8/27/21	2,500,000	2,509,688
5.272%, 8/28/23	2,500,000	2,688,975
5.90%, 8/28/28	6,175,000	7,226,417
Exxon Mobil Corp.
4.227%, 3/19/40	5,545,000	6,620,701
4.327%, 3/19/50	4,532,000	5,625,191
FedEx Corp.
4.25%, 5/15/30	3,575,000	4,162,399
5.25%, 5/15/50	4,100,000	5,562,406
Ford Motor Credit Co. LLC(f)
5.875%, 8/2/21	12,945,000	13,011,019
3.813%, 10/12/21	14,270,000	14,377,025
5.596%, 1/7/22	9,425,000	9,618,401
4.25%, 9/20/22	4,243,000	4,381,195
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ■  PAGE 10

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
	Par Value	Value
4.14%, 2/15/23	$5,166,000	$5,353,268
4.375%, 8/6/23	3,405,000	3,595,680
3.81%, 1/9/24	9,000,000	9,410,670
3.375%, 11/13/25	7,350,000	7,621,583
HCA Healthcare, Inc.
4.125%, 6/15/29	2,700,000	3,040,406
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(d)	19,225,000	21,179,178
3.875%, 7/26/29(d)	21,150,000	22,912,151
Kinder Morgan, Inc.
5.50%, 3/1/44	20,643,000	25,867,023
5.40%, 9/1/44	15,719,000	19,735,949
Macy's, Inc.
6.70%, 7/15/34(d)	5,890,000	6,361,200
Microchip Technology, Inc.
.983%, 9/1/24(d)	10,300,000	10,250,062
Occidental Petroleum Corp.
2.90%, 8/15/24	7,900,000	8,077,750
3.20%, 8/15/26	15,450,000	15,565,875
Oracle Corp.
3.60%, 4/1/50	8,288,000	8,510,553
Prosus NV(f) (Netherlands)
5.50%, 7/21/25(d)	25,825,000	29,476,655
4.85%, 7/6/27(d)	14,200,000	16,160,452
RELX PLC (United Kingdom)
4.00%, 3/18/29	5,400,000	6,133,489
TC Energy Corp. (Canada)
5.625%, 5/20/75(b)(c)	20,570,000	22,267,025
5.30%, 3/15/77(b)(c)	28,160,000	29,894,656
5.50%, 9/15/79(b)(c)	6,850,000	7,466,500
Telecom Italia SPA (Italy)
5.303%, 5/30/24(d)	14,663,000	16,051,586
7.20%, 7/18/36	11,596,000	14,958,840
7.721%, 6/4/38	8,212,000	11,195,173
The Kraft Heinz Co.
5.50%, 6/1/50	3,874,000	5,027,494
The Williams Companies, Inc.
3.50%, 11/15/30	6,400,000	6,985,186
T-Mobile U.S., Inc.
2.25%, 2/15/26(d)	6,800,000	6,851,000
3.375%, 4/15/29(d)	6,500,000	6,707,958
3.875%, 4/15/30	7,975,000	8,914,614
3.50%, 4/15/31(d)	6,525,000	6,750,439
4.375%, 4/15/40	2,675,000	3,135,903
4.50%, 4/15/50	1,775,000	2,113,551
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(d)	12,050,000	13,255,000
5.25%, 6/6/29(d)	11,350,000	12,201,250
Union Pacific Corp.
6.176%, 1/2/31	4,494,010	5,436,589
Verizon Communications, Inc.
4.272%, 1/15/36	11,847,000	14,095,858
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(b)(c)	16,900,000	20,478,240
Zoetis, Inc.
4.50%, 11/13/25	4,095,000	4,640,493
		837,408,736
Utilities: 0.5%
Dominion Energy, Inc.
5.75%, 10/1/54(b)(c)	22,950,000	25,059,371
Enel SPA (Italy)
4.625%, 9/14/25(d)	5,000,000	5,670,728

	Par Value	Value
6.80%, 9/15/37(d)	$13,700,000	$19,986,313
6.00%, 10/7/39(d)	4,447,000	6,219,406
The Southern Co.
4.00%, 1/15/51(b)(c)	14,800,000	15,651,000
3.75%, 9/15/51(b)(c)	7,500,000	7,548,000
		80,134,818
		1,328,476,880
Total Debt Securities (Cost $3,815,817,409)		$3,994,743,259
Equity-Linked Notes: 1.1%
	Shares	Value
Communication Services: 0.7%
Media & Entertainment: 0.7%
Facebook, Inc., 1/25/2022(a)(d)(g)	325,000	$101,500,349
Information Technology: 0.4%
Software & Services: 0.4%
Microsoft Corp., 1/25/2022(a)(d)(g)	280,000	67,049,828
Total Equity-Linked Notes (Cost $141,851,545)		$168,550,177
Short-Term Investments: 3.7%
	Par Value/ Shares	Value
Repurchase Agreements: 3.3%
Fixed Income Clearing Corporation(h) 0.000%, dated 6/30/21, due 7/1/21, maturity value $512,969,000	$512,969,000	$512,969,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	61,957,522	61,957,522
Total Short-Term Investments (Cost $574,926,522)		$574,926,522
Total Investments In Securities (Cost $11,027,628,894)	101.4%	$15,721,591,430
Other Assets Less Liabilities	(1.4)%	(211,720,006)
Net Assets	100.0%	$15,509,871,424
PAGE 11 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2021
(a)	Non-income producing
(b)	Hybrid security: characteristics of both a debt and equity security.
(c)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(f)	Subsidiary (see below)
(g)
Equity-linked notes issued by Goldman Sachs. The Facebook, Inc. and Microsoft Corp.
equity-linked notes provide exposure to the price of their underlying common stock, subject to a cap of $340.00 and $250.00 respectively.

(h)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%, 9/30/22- 10/31/22. Total collateral value is $523,228,461.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.
ADR: American Depositary Receipt
ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
DUS: Delegated Underwriting and Servicing
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Index— Short Position	(2,965)	9/17/21	$(635,784,950)	$(7,707,429)
Written Call Options Contracts
Common Stocks	Counterparty	Number of Shares	Notional Amount	Exercise Price	Expiration Date	Value
Bank of America Corp.	Goldman Sachs	(4,400,000)	$(181,412,000)	$50.00	1/20/23	$(9,743,294)
Booking Holdings, Inc.	Barclays	(33,000)	(72,206,970)	3,000.00	1/20/23	(3,178,968)
ConocoPhillips	Barclays	(1,400,000)	(85,260,000)	70.00	1/20/23	(7,448,165)
Goldman Sachs Group, Inc.	Barclays	(250,000)	(94,882,500)	440.00	6/17/22	(4,011,607)
Occidental Petroleum Corp.	JPMorgan	(4,000,000)	(125,200,000)	37.00	1/20/23	(22,363,724)
Schlumberger, Ltd.	Barclays	(2,800,000)	(89,628,000)	37.50	1/20/23	(10,815,333)
						$(57,561,091)
See accompanying Notes to Financial StatementsDodge & Cox Balanced Fund ■  PAGE 12

Statement of Assets and Liabilities (unaudited)
June 30, 2021
Assets:
Investments in securities, at value (cost $11,027,628,894)	$15,721,591,430
Deposits with broker for options contracts	57,990,000
Deposits with broker for futures contracts	32,615,000
Receivable for investments sold	406,132,165
Receivable for Fund shares sold	4,542,584
Dividends and interest receivable	38,574,908
Prepaid expenses and other assets	42,784
16,261,488,871
Liabilities:
Cash received as collateral for TBA securities	260,000
Options written, at value (premiums received $55,475,251)	57,561,091
Payable for variation margin for futures contracts	978,450
Payable for investments purchased	677,937,910
Payable for Fund shares redeemed	7,611,698
Management fees payable	6,392,536
Accrued expenses	875,762
751,617,447
Net Assets	$15,509,871,424
Net Assets Consist of:
Paid in capital	$9,892,544,355
Distributable earnings	5,617,327,069
$15,509,871,424
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	133,381,551
Net asset value per share	$116.28

Statement of Operations (unaudited)
Six Months Ended June 30, 2021
Investment Income:
Dividends (net of foreign taxes of $3,812,875)	$100,474,079
Interest	66,148,836
166,622,915
Expenses:
Management fees	37,462,426
Custody and fund accounting fees	123,043
Transfer agent fees	1,225,113
Professional services	120,459
Shareholder reports	55,193
Registration fees	101,120
Trustees fees	202,394
Miscellaneous	327,473
39,617,221
Net Investment Income	127,005,694
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities	1,041,656,238
Futures contracts	(135,474,036)
Foreign currency transactions	30,747
Net change in unrealized appreciation/depreciation
Investments in securities	1,258,307,107
Futures contracts	18,170,883
Options written	(2,085,840)
Net realized and unrealized gain	2,180,605,099
Net Change in Net Assets From Operations	$2,307,610,793

Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2021	December 31, 2020
Operations:
Net investment income	$127,005,694	$310,171,962
Net realized gain (loss)	906,212,949	823,188,896
Net change in unrealized appreciation/depreciation	1,274,392,150	(310,826,238)
	2,307,610,793	822,534,620
Distributions to Shareholders:
Total distributions	(322,369,232)	(975,104,073)
Fund Share Transactions:
Proceeds from sale of shares	600,119,992	782,441,953
Reinvestment of distributions	304,290,016	919,867,584
Cost of shares redeemed	(1,490,007,316)	(3,186,075,999)
Net change from Fund share transactions	(585,597,308)	(1,483,766,462)
Total change in net assets	1,399,644,253	(1,636,335,915)
Net Assets:
Beginning of period	14,110,227,171	15,746,563,086
End of period	$15,509,871,424	$14,110,227,171
Share Information:
Shares sold	5,399,132	8,410,405
Distributions reinvested	2,723,748	9,827,469
Shares redeemed	(13,376,479)	(34,586,852)
Net change in shares outstanding	(5,253,599)	(16,348,978)
PAGE 13 ■  Dodge & Cox Balanced FundSee accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio securities for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.
Debt securities, certain preferred stocks, equity-linked notes and derivatives traded over-the-counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European
Dodge & Cox Balanced Fund ■ PAGE 14

Notes to Financial Statements (unaudited)
courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Equity-linked note An equity-linked note is a structured security with a return linked to one or more underlying reference equity securities. Changes in the market value of equity-linked notes are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded upon the sale or maturity of the notes in the Statement of Operations within investments in securities. The risks of investing in equity-linked notes include unfavorable price movements in the underlying securities and the credit risk of the issuing financial institution. Equity-linked notes may be more volatile and less liquid than other investments held by the Fund.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,621,710,092	$—
Consumer Discretionary	368,528,912	—
Consumer Staples	128,765,478	—
Energy	905,870,060	—
Financials	2,597,200,183	—
Health Care	2,213,413,413	—
Industrials	786,388,896	—
Information Technology	2,029,580,428	—
Materials	81,514,044	—
Preferred Stocks
Financials	—	250,399,966
Equity-Linked Notes
Communication Services	—	101,500,349
Information Technology	—	67,049,828
Debt Securities
U.S. Treasury	—	794,903,108
Government-Related	—	168,655,649
Securitized	—	1,702,707,622
Corporate	—	1,328,476,880
Short-Term Investments
Repurchase Agreements	—	512,969,000
Money Market Fund	61,957,522	—
Total Securities	$10,794,929,028	$4,926,662,402
Other Investments
Futures Contracts
Depreciation	$(7,707,429)	$—
Written Call Option Contracts	—	(57,561,091)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or
PAGE 15 ■ Dodge & Cox Balanced Fund

Notes to Financial Statements (unaudited)
to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Covered equity call options written  In return for the payment of an upfront premium, the buyer of a an equity call option has the right (but not the obligation) to buy a referenced stock at a predetermined strike price or to receive a payment equal to the profit from buying at the strike price or selling at the market price. If the Fund writes an equity call option, it records the premium it receives as a liability in the Statement of Assets and Liabilities. The liability is adjusted daily to reflect the current market value of the option. If an option is exercised, the premium is added to the proceeds from the sale of the underlying reference stock in determining realized gain or loss. If an option expires unexercised, the premium received is treated as a realized gain. If an option is closed, the difference between the premium received and the cost of the closing transaction is treated as realized gain or loss. Changes in the value of an open equity call option written are recorded as unrealized appreciation or depreciation and any realized gains or losses are recorded at the closing or expiration of the option in the Statement of Operations.
If the Fund writes a covered equity call option, it foregoes the opportunity to gain from increases in the price of the underlying stock above the sum of the premium and the strike price, but retains the risk of loss should the price of the underlying stock decline.
The Fund wrote over-the-counter covered equity call options referencing single stocks in order to express its opinion about the future value of the stock.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used short equity index futures contracts to reduce the exposure of the Fund’s equity allocation to a general downturn in the equity markets.
Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
Equity Derivatives
Liabilities
Futures contracts(a)	$7,707,429
Options written	57,561,091
$65,268,520
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Equity Derivatives
Net realized gain (loss)
Futures contracts	$(135,474,036)
Net change in unrealized appreciation/depreciation
Futures contracts	$18,170,883
Options written	(2,085,840)
$16,085,043
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	5-7%
Options written	USD delta adjusted notional value	0-2%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the
Dodge & Cox Balanced Fund ■ PAGE 16

Notes to Financial Statements (unaudited)
Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2021.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Barclays	$—	$(25,454,073)	$25,454,073	$—
Goldman Sachs	—	(9,743,294)	9,540,000	(203,294)
JPMorgan	—	(22,363,724)	22,260,000	(103,724)
	$—	$(57,561,091)	$57,254,073	$(307,018)
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), U.S. Treasury inflation-protected securities, certain corporate action transactions, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Ordinary income	$154,453,317	$363,084,389
	($1.143 per share)	($2.559 per share)
Long-term capital gain	$167,915,915	$612,019,684
	($1.231 per share)	($4.482 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2020, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$29,264,576
Undistributed long-term capital gain	167,801,392
Net unrealized appreciation	3,435,019,540
Total distributable earnings	$3,632,085,508
At June 30, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$10,966,714,599
Unrealized appreciation	4,933,111,843
Unrealized depreciation	(188,028,281)
Net unrealized appreciation	4,745,083,562
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2021, the Fund’s commitment fee amounted to $44,516 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2021, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,653,232,959 and $3,255,009,530, respectively. For the six months ended June 30, 2021, purchases and sales of U.S. government securities aggregated $2,513,892,185 and $2,052,862,280, respectively.
PAGE 17 ■ Dodge & Cox Balanced Fund

Notes to Financial Statements (unaudited)
Note 8: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of period	$101.78	$101.60	$93.27	$107.00	$103.35	$94.42
Income from investment operations:
Net investment income	0.94	(a)2.19	2.48	2.20	2.28	2.34
Net realized and unrealized gain (loss)	15.93	5.03	15.35	(7.00)	10.45	12.89
Total from investment operations	16.87	7.22	17.83	(4.80)	12.73	15.23
Distributions to shareholders from:
Net investment income	(0.96)	(2.22)	(2.46)	(2.01)	(2.29)	(2.34)
Net realized gain	(1.41)	(4.82)	(7.04)	(6.92)	(6.79)	(3.96)
Total distributions	(2.37)	(7.04)	(9.50)	(8.93)	(9.08)	(6.30)
Net asset value, end of period	$116.28	$101.78	$101.60	$93.27	$107.00	$103.35
Total return	16.68%	7.85%	19.62%	(4.61)%	12.59%	16.55%
Ratios/supplemental data:
Net assets, end of period (millions)	$15,510	$14,110	$15,747	$14,181	$16,387	$15,382
Ratio of expenses to average net assets	(b)0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	(b)1.69%	(a)2.29%	2.46%	2.06%	2.12%	2.41%
Portfolio turnover rate	29%	54%	35%	24%	19%	24%
(a)
Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.11 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 2.17%.

(b)	Annualized
See accompanying Notes to Financial Statements
Dodge & Cox Balanced Fund ■ PAGE 18

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 19 ■ Dodge & Cox Balanced Fund

Balanced Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2021

Semi-Annual Report
June 30, 2021
Income Fund
ESTABLISHED 1989
TICKER: DODIX

06/21 IF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Income Fund had a total return of -0.6% for the six months ended June 30, 2021, compared to a total return of -1.6% for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg).
Market Commentary
The U.S. investment-grade fixed income market returned -1.6% for the first six months of 2021, largely due to price declines associated with rising Treasury yields.
Long-term Treasury yields were higher at the end of June, but the year thus far has been a tale of two markets. Yields surged in the first quarter, driven by expectations of higher fiscal spending and stronger economic growth as well as progress on COVID-19 vaccinations. In March, Congress passed another round of fiscal stimulus totaling $1.9 trillion, providing an additional tailwind for the economy.
However, long-term yields reversed course in the second quarter after Federal Reserve officials delivered a hawkish surprise in June that many market participants believe could result in more modest economic growth and lower long-term interest rates in the future. In addition, slow progress on a bipartisan infrastructure bill and uneven economic data, particularly weaker-than-expected job growth in April and May, have tempered some of the exuberance from the first quarter and weighed on long-term yields. Nevertheless, the U.S. economic picture has improved substantially from a year ago, and 2021 real GDP growth is projected to be the strongest in 30 years.
Inflation jumped in the first half of the year due to the strong economic rebound, supply bottlenecks, and low base effects from depressed 2020 prices. The most recent inflation readings indicated year-over-year headline personal consumption expenditures (PCE) inflation of 3.9%, the highest level since 2008. This was partly fueled by a significant increase in energy prices. While some commentators have argued that higher inflation will persist, Fed officials and Treasury Secretary Janet Yellen view the rise in prices as transitory and have suggested inflation is likely to revert to more normal levels by the end of the year as supply constraints unwind. Indeed, market expectations for surging inflation (as measured by the 10-year breakeven inflation rate) abated in late June.
Fed officials updated their forecast in June indicating plans for two rate hikes in 2023, a change from previous guidance of no increases that year. The Fed also started discussions about tapering its $120 billion monthly bond purchase program. Fed Chair Jerome Powell conveyed policymakers’ expectations that the labor market will recover quickly, but he reiterated that the Fed would keep its benchmark rate near zero until the economy returns to full employment and inflation rises above its 2% target and stays there for some time.
The investment-grade Corporate sector returned -1.3%,a but outperformed comparable-durationb Treasuries by two percentage points. Spreads on corporate bonds ended June at their narrowest level since 2005. Corporate issuance was robust and met with strong demand from investors. Meanwhile, Agencyc MBS returned -0.8% and underperformed comparable-duration Treasuries by half of a percentage point. Several factors weighed on the MBS sector, including large swings in interest rates, elevated prepayment levels, and the timeline for the Fed beginning to taper its purchases of mortgage bonds.
Investment Strategy
After two calendar years of high single-digit positive returns for fixed income, the first half of 2021 was a challenging period for fixed income investors. Despite generating a negative absolute return, we are pleased with the Fund’s strong relative performance over the past six months, as well as longer periods. As always, we encourage shareholders to maintain a long-term view.
Portfolio changes over the past six months were much less dramatic than during the “opportunity rich” climate of the first half of 2020. However, we made a number of incremental changes to fine tune and prune the portfolio. Continuing a process we started in the middle of last year, we trimmed certain credit holdings that performed well and had reached full valuation in our opinion. With Agency MBS valuations also relatively full, we reduced the weighting of that sector in the portfolio. We invested the proceeds in U.S. Treasuries as we await more compelling opportunities. We also extended the Fund’s duration slightly during the first half of 2021 but remain positioned shorter than the benchmark, reflecting our view that long-term interest rates are likely to rise over our multi-year investment horizon.
The Corporate Sector: Continued Reductions, but Still Finding Unique Opportunities
As we assessed the risk/reward dynamic within the portfolio in the face of a significant narrowing of credit spreads, we reduced the Fund’s creditd exposure by five percentage points to 40%e as of June 30. This represents a significant reduction from the Fund’s recent peak credit weighting of 53% in the middle of last year, a time when valuation opportunities within Credit were plentiful. We made these reductions on an individual issuer basis, after careful consideration of the risk/reward tradeoff.
Despite reducing the Fund’s credit exposure generally, we have found unique opportunities for the Fund in the tight overall spread environment. One set of corporate purchases includes what we refer to as “down in the capital structure” positions. Due to our stringent underwriting criteria and deep understanding of companies, we are comfortable purchasing bonds that are positioned at a subordinated level in the issuer’s capital structure when fundamentals and valuations are appropriate. For example, we recently purchased senior unsecured bonds issued by T-Mobile U.S. and Charter Communications which have higher spreads than senior secured debt of the same companies. A second set of recent purchases includes shorter-dated credit securities that offer a meaningful yield advantage over comparable-duration alternatives in an environment with limited yield. For example, we added to six-year senior bonds issued by NatWest Group (formerly known as Royal Bank of Scotland), and we initiated a small position in three-year Microchip Technology senior debt.f
Though we are less enthusiastic about the Corporate sector generally, we maintain a substantial allocation to the sector,
PAGE 1 ■ Dodge & Cox Income Fund

representing an overweight relative to the Bloomberg Barclays U.S. Agg. This positioning is underpinned by our belief that the long-term total return prospects for a thoroughly researched and stress-tested portfolio of credit issuers are attractive, particularly relative to other investment-grade fixed income sectors. Current valuation levels make careful issuer selection and an acute focus on downside risk all the more critical in the Corporate sector. The Fund’s curated portfolio of credit holdings, grounded in the in-depth research of our investment team, is substantially differentiated from the market as a whole and features a yield premium of 156 basis pointsg versus 77 basis points for the broad investment-grade Credit Index.h
The Securitized Sector: Adding Yield through an Attractive Opportunity
The Fund’s holdings in the Securitized sector consist predominantly of Agency MBS, with a small weighting in primarily AAA-rated asset-backed securities (ABS). As a group, these securities can provide attractive total-return cash flows in the front and intermediate parts of the yield curve. They can also play an important role in the overall portfolio because of their dependable liquidity and high credit quality.
In light of high valuations during the first half of the year, we reduced the portfolio’s Agency MBS weighting by five percentage points to 34% as of June 30 primarily via outright sales of TBA (to-be-announced) securities, which are traded in a highly liquid market.
We continue to favor low coupon, low loan balance Agency MBS, which we believe offer attractive prepayment protection for two main reasons. First, given the low initial note rates of the mortgages underlying these MBS, attractive refinancing options for borrowers will likely be muted. Second, low loan balance borrowers may lack sufficient financial incentives needed to offset the upfront fixed costs of refinancing, adding additional prepayment protection to the portfolio’s position.
While we reduced the portfolio’s TBA dollar roll exposure modestly, it remains an attractive opportunity in our view, reflected by its 5% weighting in the Fund. Ongoing demand for these securities from the Fed’s asset purchase program has contributed to a supply/demand imbalance so that purchasing these MBS for settlement in the forward month offers significantly more yield than the previous month. To take advantage of this mispricing, starting last year we established a position in forward settle, TBA Agency 30-year 2% and 2.5% coupon mortgage pass-through securities that were priced at a generous yield premium to equivalent pass-through securities.
We did not make any significant changes to the portfolio’s 5% position in ABS. The portfolio continues to hold floating rate ABS backed by 97% federally guaranteed student loans. These short-duration securities trade at attractive levels relative to ABS and MBS alternatives, and their floating rate coupon adds a defensive duration element to the portfolio.
Defensive Duration: Mitigating the Risk of Rising Rates over Time
We extended the Fund’s duration slightly during the first half of the year but maintained its below-benchmark duration position (5.2 years versus 6.6 years for the Bloomberg Barclays U.S. Agg as of June 30). This positioning reflects our view that long-term interest rates are more likely to overshoot current market expectations over our multi-year investment horizon than undershoot.
The Treasury markets are pricing in a future rate outlook that is roughly in line with our base case expectations. In this scenario, we anticipate strong economic growth this year (6-7%) and well above trend growth (4-5%) in 2022, driven by continued progress on vaccinations and re-opening segments of the economy, ongoing fiscal and monetary stimulus, and a consumer sector characterized by high savings and pent-up demand. While inflation has surprised to the upside this year, we think core PCE inflation will ultimately settle back into a range of 2.0% to 2.5% over our investment horizon.
Although our expectations for interest rates are broadly similar to those expressed in the market, we believe there is a risk of both inflation and long-term rates moving higher than generally expected. This represents an asymmetric and unfavorable tradeoff for investors because of the meaningful duration risk and lack of yield cushion in the broad fixed income market. Given this view, we have positioned the portfolio with less exposure to the long end of the curve in order to mitigate the effect of price declines that would stem from even a small rise in interest rates.
In Closing
With Treasury yields low by historical standards and credit spreads near all-time tights, we expect intermediate-term returns from fixed income to be modest. That said, we believe bonds continue to serve a vital defensive role in a diversified portfolio, providing liquidity, income, downside protection, and low correlation to riskier asset classes.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 30, 2021
(a)	Sector returns as calculated and reported by Bloomberg.
(b)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)
Credit securities refer to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.

(e)	Unless otherwise specified, weightings include accrued interest and all weightings and characteristics are as of June 30, 2021.
(f)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
(g)	One basis point is equal to 1/100th of 1%.
(h)	Credit Index refers to the Bloomberg Barclays U.S. Credit Index.
Dodge & Cox Income Fund ■ PAGE 2

Year-to-Date Performance Review
The Fund outperformed the Bloomberg Barclays U.S. Agg by one percentage point year to date.
Key Contributors to Relative Results
■ Security selection within credit was strongly positive as several issuers performed well, most notably Kinder Morgan, Pemex, Macy’s, Occidental Petroleum, and State of Illinois.
■ The Fund’s underweight to U.S. Treasuries contributed to relative returns.
■ The Fund’s below-benchmark duration position (79%* of the Bloomberg Barclays U.S. Agg’s duration) contributed to relative returns.
■ The Fund’s nominal yield advantage benefited returns.
Key Detractors from Relative Results
■ While the Fund’s below-benchmark duration position contributed, the Fund’s key rate duration positioning (e.g., underweight to the 2-year key rate and overweight to the 10-year key rate) detracted from relative returns.
* Figures in this section denote Fund positioning at the beginning of the period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is a eight-member committee with an average tenure at Dodge & Cox of 22 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.
PAGE 3 ■ Dodge & Cox Income Fund

Growth of $10,000 Over 10 Years
For An Investment Made On June 30, 2011

Average Annual Total Return
For Periods Ended June 30, 2021
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund	3.39%	4.54%	4.26%	5.25%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.33	3.03	3.39	4.56
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2021	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$994.10	$2.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.71	2.11
*	Expenses are equal to the Fund’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Income Fund ■ PAGE 4

Portfolio Information (unaudited)	June 30, 2021
Sector Diversification (%)	% of Net Assets
Securitized	40.2
Corporate	34.1
U.S. Treasury	23.6
Government-Related	4.8
Net Cash & Other(a)	(2.7)
(a)
Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables. Assets to cover payables for forward settle TBA mortgage security purchases are invested in short-maturity U.S. Treasuries.

PAGE 5 ■ Dodge & Cox Income Fund

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities: 102.7%
	Par Value	Value
U.S. Treasury: 23.6%
U.S. Treasury Note/Bond
0.125%, 7/31/22	$2,208,460,000	$2,208,632,525
0.625%, 8/15/30	707,297,000	658,946,616
0.25%, 8/31/25	500,000,000	489,960,940
1.625%, 11/15/50	560,000,000	502,950,000
1.375%, 11/15/40	250,000,000	224,570,312
0.875%, 11/15/30	2,300,000,000	2,187,156,250
0.625%, 11/30/27	500,000,000	483,984,375
0.375%, 11/30/25	200,000,000	196,398,438
0.125%, 12/31/22	500,000,000	499,570,310
0.375%, 12/31/25	900,000,000	882,949,221
0.50%, 2/28/26	500,000,000	492,421,875
0.25%, 3/15/24	800,000,000	796,812,496
0.75%, 3/31/26	300,000,000	298,652,343
0.375%, 4/15/24	1,000,000,000	998,828,120
0.75%, 4/30/26	1,000,000,000	994,921,880
0.125%, 4/30/23	2,060,000,000	2,056,137,500
0.25%, 5/15/24	1,200,000,000	1,193,437,500
0.125%, 5/31/23	500,000,000	498,925,780
0.75%, 5/31/26	300,000,000	298,289,064
0.875%, 6/30/26	700,000,000	700,218,400
		16,663,763,945
Government-Related: 4.8%
Agency: 2.8%
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30	274,213,000	299,306,232
7.25%, 3/17/44	18,890,000	23,102,659
6.90%, 3/19/49	149,524,000	178,269,989
6.75%, 6/3/50	78,270,000	91,380,225
Petroleos Mexicanos (Mexico)
6.875%, 8/4/26	54,675,000	59,754,308
6.49%, 1/23/27	67,000,000	70,768,750
6.50%, 3/13/27	239,631,000	252,930,520
6.84%, 1/23/30	172,605,000	177,869,452
6.625%, 6/15/35	189,761,000	183,261,686
6.50%, 6/2/41	53,502,000	47,926,557
6.375%, 1/23/45	135,151,000	116,229,860
6.75%, 9/21/47	66,966,000	59,264,910
6.35%, 2/12/48	96,464,000	82,206,621
7.69%, 1/23/50	246,317,000	237,080,112
6.95%, 1/28/60	80,170,000	70,942,433
		1,950,294,314
Local Authority: 2.0%
L.A. Unified School District GO
5.75%, 7/1/34	6,030,000	8,142,618
6.758%, 7/1/34	183,745,000	263,754,684
New Jersey Turnpike Authority RB
7.414%, 1/1/40	40,655,000	66,753,587
7.102%, 1/1/41	146,837,000	234,943,825
State of California GO
7.50%, 4/1/34	80,146,000	126,295,029
7.30%, 10/1/39	183,965,000	294,419,039
State of Illinois GO
5.10%, 6/1/33	356,525,000	419,217,212
		1,413,525,994
		3,363,820,308
Securitized: 40.2%
Asset-Backed: 5.9%
Federal Agency: 0.0%
Small Business Admin. - 504 Program
Series 2001-20G 1, 6.625%, 7/1/21	40,459	40,463
Series 2001-20L 1, 5.78%, 12/1/21	106,208	107,071

	Par Value	Value
Series 2002-20A 1, 6.14%, 1/1/22	$1,186	$1,197
Series 2002-20L 1, 5.10%, 12/1/22	56,728	57,985
Series 2003-20G 1, 4.35%, 7/1/23	7,554	7,762
Series 2004-20L 1, 4.87%, 12/1/24	181,236	189,594
Series 2005-20B 1, 4.625%, 2/1/25	473,825	495,278
Series 2005-20D 1, 5.11%, 4/1/25	14,608	15,404
Series 2005-20E 1, 4.84%, 5/1/25	605,768	638,235
Series 2005-20G 1, 4.75%, 7/1/25	809,191	848,493
Series 2005-20H 1, 5.11%, 8/1/25	8,855	9,375
Series 2005-20I 1, 4.76%, 9/1/25	974,322	1,019,947
Series 2006-20A 1, 5.21%, 1/1/26	835,323	888,172
Series 2006-20B 1, 5.35%, 2/1/26	249,921	267,987
Series 2006-20C 1, 5.57%, 3/1/26	1,150,401	1,227,757
Series 2006-20G 1, 6.07%, 7/1/26	1,962,637	2,136,688
Series 2006-20H 1, 5.70%, 8/1/26	18,617	20,327
Series 2006-20I 1, 5.54%, 9/1/26	31,165	33,305
Series 2006-20J 1, 5.37%, 10/1/26	767,097	823,207
Series 2006-20L 1, 5.12%, 12/1/26	770,065	820,357
Series 2007-20A 1, 5.32%, 1/1/27	1,764,429	1,884,222
Series 2007-20C 1, 5.23%, 3/1/27	2,795,688	2,978,964
Series 2007-20D 1, 5.32%, 4/1/27	2,327,376	2,485,021
Series 2007-20G 1, 5.82%, 7/1/27	1,889,935	2,024,017
		19,020,828
Other: 0.9%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(a)	279,254,213	308,575,906
9.75%, 1/6/27(a)	186,850,493	220,251,886
8.20%, 4/6/28(a)	69,024,000	79,584,672
		608,412,464
Student Loan: 5.0%
Navient Student Loan Trust
USD LIBOR 1-Month
+0.90%, 1.04%, 8/26/69(a)	73,067,714	74,333,458
+0.60%, 0.692%, 12/26/69(a)	56,514,172	56,825,390
+0.55%, 0.70%, 2/25/70(a)	94,505,719	94,609,619
+1.25%, 1.342%, 6/25/65(a)	252,575,610	257,656,320
+1.15%, 1.242%, 3/25/66(a)	208,826,879	214,509,831
+1.30%, 1.392%, 3/25/66(a)	150,828,000	156,065,804
+0.80%, 0.892%, 7/26/66(a)	257,766,342	259,883,429
+1.05%, 1.142%, 7/26/66(a)	369,329,000	376,031,878
+1.15%, 1.242%, 7/26/66(a)	246,707,000	252,756,305
+1.00%, 1.092%, 9/27/66(a)	113,429,000	114,478,411
+1.05%, 1.142%, 12/27/66(a)	170,168,853	172,987,376
+0.72%, 0.812%, 3/25/67(a)	96,785,000	97,781,740
+0.80%, 0.892%, 3/25/67(a)	181,973,000	183,947,898
+0.68%, 0.772%, 6/27/67(a)	207,669,361	209,050,197
+1.00%, 1.092%, 2/27/68(a)	61,463,000	62,976,379
+0.83%, 0.922%, 7/25/68(a)	65,886,785	66,114,141
+0.81%, 0.902%, 7/25/68(a)	63,945,000	64,316,725
+0.70%, 0.792%, 2/25/70(a)	245,562,440	246,912,174
Navient Student Loan Trust (Private Loans)
Series 2014-AA A2A, 2.74%, 2/15/29(a)	7,045,088	7,161,372
Series 2017-A A2A, 2.88%, 12/16/58(a)	15,556,061	15,780,864
Navient Student Loan Trust 2020-1
USD LIBOR 1-Month
+1.05%, 1.142%, 6/25/69(a)	46,423,455	47,563,555
SLM Student Loan Trust
USD LIBOR 1-Month
+1.20%, 1.292%, 10/25/34	27,526,000	27,948,075
USD LIBOR 3-Month
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 6

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
	Par Value	Value
+0.63%, 0.806%, 1/25/40(a)	$120,449,289	$120,368,022
+0.17%, 0.346%, 7/25/40	13,626,000	13,166,101
+0.55%, 0.726%, 10/25/64(a)	62,101,494	62,414,374
+0.55%, 0.726%, 10/25/64(a)	27,827,574	27,759,878
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(a)	14,319,065	14,733,874
Series 2017-B A2A, 2.82%, 10/15/35(a)	15,974,857	16,532,467
Series 2018-A A2A, 3.50%, 2/15/36(a)	67,912,950	71,497,558
Series 2018-B A2A, 3.60%, 1/15/37(a)	49,486,828	52,385,712
Series 2021-A APT2, 1.07%, 1/15/53(a)	54,759,895	53,935,966
		3,492,484,893
		4,119,918,185
CMBS: 0.6%
Agency CMBS: 0.6%
Fannie Mae Multifamily DUS
Pool AL6455, 2.765%, 11/1/21(b)	8,632,291	8,631,288
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.493%, 3/25/26(b)	114,960,980	6,402,005
Series K056 X1, 1.395%, 5/25/26(b)	39,893,171	2,080,285
Series K062 X1, 0.432%, 12/25/26(b)	316,462,054	5,080,735
Series K064 X1, 0.74%, 3/25/27(b)	403,745,344	12,669,852
Series K065 X1, 0.811%, 4/25/27(b)	468,588,413	16,550,121
Series K066 X1, 0.887%, 6/25/27(b)	374,466,707	14,880,184
Series K067 X1, 0.711%, 7/25/27(b)	472,150,254	15,158,526
Series K069 X1, 0.49%, 9/25/27(b)	97,726,903	2,106,455
Series K070 X1, 0.456%, 11/25/27(b)	197,736,361	3,975,035
Series K071 X1, 0.418%, 11/25/27(b)	254,267,910	4,357,008
Series K089 X1, 0.686%, 1/25/29(b)	516,673,549	19,958,944
Series K091 X1, 0.704%, 3/25/29(b)	259,993,728	10,556,005
Series K092 X1, 0.851%, 4/25/29(b)	484,914,412	24,640,732
Series K093 X1, 1.092%, 5/25/29(b)	231,908,676	15,409,613
Series K094 X1, 1.016%, 6/25/29(b)	321,246,682	20,230,381
Series K095 X1, 1.082%, 6/25/29(b)	223,795,832	14,998,528
Series K096 X1, 1.256%, 7/25/29(b)	543,770,125	43,938,638
Series K097 X1, 1.218%, 7/25/29(b)	244,005,618	19,232,425
Series K098 X1, 1.269%, 8/25/29(b)	471,682,831	39,024,868
Series K099 X1, 1.005%, 9/25/29(b)	513,953,473	33,261,835
Series K101 X1, 0.948%, 10/25/29(b)	197,457,606	12,300,977
Series K102 X1, 0.945%, 10/25/29(b)	550,284,287	33,869,778
Series K152 X1, 1.101%, 1/25/31(b)	125,673,703	9,120,844
Series K154 X1, 0.443%, 11/25/32(b)	376,139,206	10,474,762
Series K1511 X1, 0.929%, 3/25/34(b)	175,260,531	13,376,041
		412,285,865
		412,285,865
Mortgage-Related: 33.7%
Federal Agency CMO & REMIC: 3.9%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	32,261	35,648
Series 1997-2 Z, 7.50%, 6/15/27	3,337,607	3,767,677
Series 1998-2 2A, 8.613%, 8/15/27(b)	4,974	5,432
Series 1998-1 1A, 8.293%, 3/15/28(b)	40,370	43,812
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	119,198	134,566

	Par Value	Value
Trust 1998-58 PC, 6.50%, 10/25/28	$724,770	$820,494
Trust 2001-69 PQ, 6.00%, 12/25/31	846,719	983,278
Trust 2002-33 A1, 7.00%, 6/25/32	1,220,190	1,420,284
Trust 2002-69 Z, 5.50%, 10/25/32	122,484	138,262
Trust 2008-24 GD, 6.50%, 3/25/37	471,762	555,679
Trust 2007-47 PE, 5.00%, 5/25/37	1,076,923	1,213,812
Trust 2009-53 QM, 5.50%, 5/25/39	357,238	374,208
Trust 2009-30 AG, 6.50%, 5/25/39	3,673,224	4,327,371
Trust 2009-40 TB, 6.00%, 6/25/39	1,634,738	1,890,005
Trust 2001-T3 A1, 7.50%, 11/25/40	59,630	66,897
Trust 2010-123 WT, 7.00%, 11/25/40	15,904,175	19,042,447
Trust 2001-T7 A1, 7.50%, 2/25/41	71,088	84,400
Trust 2001-T5 A2, 6.976%, 6/19/41(b)	28,144	32,828
Trust 2001-T5 A3, 7.50%, 6/19/41(b)	140,234	165,144
Trust 2001-T4 A1, 7.50%, 7/25/41	1,089,233	1,303,358
Trust 2011-58 AT, 4.00%, 7/25/41	4,612,253	5,128,022
Trust 2001-T10 A1, 7.00%, 12/25/41	1,139,967	1,320,674
Trust 2013-106 MA, 4.00%, 2/25/42	12,393,452	13,388,710
Trust 2002-W6 2A1, 7.00%, 6/25/42(b)	1,448,480	1,599,076
Trust 2002-W8 A2, 7.00%, 6/25/42	898,761	1,077,737
Trust 2002-90 A1, 6.50%, 6/25/42	2,812,861	3,290,580
Trust 2002-T16 A3, 7.50%, 7/25/42	2,209,067	2,702,602
Trust 2003-W2 1A2, 7.00%, 7/25/42	4,486,539	5,373,836
Trust 2003-W4 3A, 5.416%, 10/25/42(b)	1,288,695	1,488,519
Trust 2012-121 NB, 7.00%, 11/25/42	539,505	651,952
Trust 2003-W1 2A, 5.585%, 12/25/42(b)	1,644,303	1,820,755
Trust 2003-7 A1, 6.50%, 12/25/42	2,419,806	2,782,629
Trust 2004-T1 1A2, 6.50%, 1/25/44	956,469	1,117,104
Trust 2004-W2 2A2, 7.00%, 2/25/44	68,568	80,521
Trust 2004-W2 5A, 7.50%, 3/25/44	1,994,518	2,323,231
Trust 2004-W8 3A, 7.50%, 6/25/44	1,509,329	1,799,301
Trust 2004-W15 1A2, 6.50%, 8/25/44	439,198	512,545
Trust 2005-W1 1A3, 7.00%, 10/25/44	3,905,043	4,686,890
Trust 2001-79 BA, 7.00%, 3/25/45	332,533	385,762
Trust 2006-W1 1A1, 6.50%, 12/25/45	187,681	219,488
Trust 2006-W1 1A2, 7.00%, 12/25/45	1,418,178	1,683,485
Trust 2006-W1 1A3, 7.50%, 12/25/45	24,557	28,874
Trust 2006-W1 1A4, 8.00%, 12/25/45	1,582,247	1,871,494
Trust 2007-W10 1A, 6.194%, 8/25/47(b)	4,837,352	5,536,283
Trust 2007-W10 2A, 6.304%, 8/25/47(b)	1,377,588	1,569,028
USD LIBOR 1-Month
+0.55%, 0.642%, 9/25/43	16,746,647	16,999,667
+0.40%, 0.492%, 7/25/44	1,011,816	1,001,521
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	82,098	96,349
Series 3312 AB, 6.50%, 6/15/32	1,502,539	1,757,823
Series T-41 2A, 5.057%, 7/25/32(b)	148,268	161,648
Series 2587 ZU, 5.50%, 3/15/33	1,840,316	2,095,234
Series 2610 UA, 4.00%, 5/15/33	915,079	1,000,400
PAGE 7 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
	Par Value	Value
Series T-48 1A, 4.698%, 7/25/33(b)	$1,772,176	$1,957,737
Series 2708 ZD, 5.50%, 11/15/33	7,236,846	8,238,749
Series 3204 ZM, 5.00%, 8/15/34	3,428,689	3,885,548
Series 3330 GZ, 5.50%, 6/15/37	395,594	443,551
Series 3427 Z, 5.00%, 3/15/38	1,546,222	1,756,860
Series T-51 1A, 6.50%, 9/25/43(b)	42,596	52,507
Series 4283 DW, 4.50%, 12/15/43(b)	33,147,755	37,612,658
Series 4283 EW, 4.50%, 12/15/43(b)	20,573,004	22,468,290
Series 4281 BC, 4.50%, 12/15/43(b)	56,015,520	62,964,665
Series 4319 MA, 4.50%, 3/15/44(b)	11,141,195	12,490,978
Ginnie Mae
USD LIBOR 1-Month
+0.50%, 0.607%, 6/20/68	32,588,963	32,866,856
+0.50%, 0.607%, 11/20/68	29,124,736	29,377,658
+0.65%, 0.757%, 10/20/64	6,138,973	6,213,180
+0.63%, 0.737%, 4/20/65	9,047,919	9,146,313
+0.60%, 0.707%, 7/20/65	6,212,459	6,273,579
+0.60%, 0.707%, 8/20/65	5,978,985	6,038,110
+0.62%, 0.727%, 9/20/65	1,237,796	1,251,895
+0.75%, 0.857%, 11/20/65	24,601,437	24,964,554
+0.90%, 1.007%, 3/20/66	14,393,817	14,681,456
+0.90%, 1.007%, 4/20/66	17,457,904	17,802,623
+0.78%, 0.887%, 9/20/66	8,871,990	9,010,899
+0.75%, 0.857%, 10/20/66	42,094,039	42,761,259
+0.80%, 0.907%, 11/20/66	18,836,871	19,174,392
+0.81%, 0.917%, 12/20/66	11,028,182	11,226,984
+0.57%, 0.677%, 9/20/67	23,767,019	24,029,379
+0.60%, 0.707%, 9/20/69	32,039,613	32,614,202
+0.60%, 0.707%, 11/20/69	26,465,345	26,963,499
+0.65%, 0.757%, 11/20/69	32,432,916	33,141,173
+0.65%, 0.757%, 11/20/69	104,740,104	107,034,163
+0.65%, 0.757%, 11/20/69	20,865,252	21,310,174
+0.55%, 0.643%, 3/20/70	107,579,590	109,456,617
USD LIBOR 12-Month
+0.30%, 0.749%, 9/20/66	14,473,654	14,450,585
+0.28%, 0.61%, 12/20/66	27,695,054	27,634,272
+0.30%, 0.634%, 1/20/67	76,015,438	75,904,516
+0.31%, 0.644%, 1/20/67	29,818,903	29,786,994
+0.30%, 0.634%, 1/20/67	82,804,620	82,686,226
+0.25%, 0.561%, 2/20/67	14,350,864	14,302,163
+0.20%, 0.511%, 3/20/67	2,700,180	2,686,040
+0.30%, 0.579%, 4/20/67	19,641,109	19,606,095
+0.20%, 0.481%, 5/20/67	35,867,369	35,676,411
+0.30%, 0.581%, 5/20/67	16,052,319	16,024,359
+0.20%, 0.481%, 6/20/67	79,665,323	79,218,671
+0.30%, 0.581%, 6/20/67	19,077,846	19,038,366
+0.20%, 0.739%, 8/20/67	19,265,079	19,159,998
+0.27%, 0.719%, 9/20/67	55,199,064	55,045,202
+0.25%, 0.699%, 9/20/67	18,782,950	18,720,621
+0.25%, 0.683%, 10/20/67	39,262,864	39,126,740
+0.23%, 0.663%, 10/20/67	131,504,637	130,932,578
+0.23%, 0.663%, 10/20/67	60,183,262	59,931,161
+0.22%, 0.653%, 10/20/67	26,080,302	25,971,764
+0.20%, 0.558%, 11/20/67	13,808,663	13,736,575
+0.22%, 0.578%, 11/20/67	19,073,231	18,987,507
+0.22%, 0.578%, 11/20/67	108,125,515	107,599,668
+0.06%, 0.402%, 12/20/67	43,572,575	43,079,199
+0.18%, 0.51%, 12/20/67	29,392,881	29,203,476
+0.15%, 0.484%, 1/20/68	13,747,472	13,640,422
+0.08%, 0.422%, 1/20/68	36,971,281	36,628,757
+0.06%, 0.402%, 1/20/68	80,909,287	80,006,380
+0.10%, 0.442%, 2/20/68	63,920,797	63,224,316
+0.15%, 0.492%, 2/20/68	28,259,003	28,036,625
+0.10%, 0.442%, 2/20/68	36,555,411	36,177,922

	Par Value	Value
+0.04%, 0.351%, 2/20/68	$43,660,360	$43,129,123
+0.07%, 0.381%, 2/20/68	38,535,332	38,113,921
+0.05%, 0.688%, 2/20/68	20,217,280	19,997,573
+0.05%, 0.361%, 2/20/68	3,098,399	3,062,168
+0.06%, 0.371%, 3/20/68	10,564,162	10,424,330
+0.05%, 0.329%, 3/20/68	47,072,958	46,556,012
+0.03%, 0.309%, 3/20/68	14,138,142	13,952,149
+0.04%, 0.351%, 3/20/68	66,366,617	65,590,446
+0.04%, 0.351%, 3/20/68	25,403,285	25,046,016
+0.02%, 0.299%, 4/20/68	17,973,952	17,695,122
+0.05%, 0.329%, 4/20/68	31,381,996	30,946,624
+0.05%, 0.329%, 4/20/68	31,100,493	30,668,035
+0.04%, 0.321%, 5/20/68	31,551,123	31,091,338
+0.15%, 0.431%, 6/20/68	30,515,032	30,240,022
+0.25%, 0.888%, 7/20/68	30,521,384	30,395,041
+0.12%, 0.569%, 8/20/68	27,185,821	26,950,438
+0.10%, 0.533%, 10/20/68	48,799,438	48,286,473
+0.22%, 0.578%, 11/20/68	24,552,416	24,422,409
+0.30%, 0.658%, 11/20/68	28,676,542	28,632,555
+0.40%, 0.711%, 2/20/69	24,541,750	24,600,473
+0.40%, 0.833%, 10/20/69	15,295,323	15,398,033
+0.40%, 0.758%, 10/20/69	23,236,352	23,393,930
+0.50%, 0.858%, 11/20/69	51,918,191	52,422,561
		2,776,406,251
Federal Agency Mortgage Pass-Through: 29.8%
Fannie Mae, 15 Year
6.00%, 9/1/21 - 3/1/23	867,325	881,392
5.50%, 1/1/22 - 7/1/25	12,795,447	13,193,770
5.00%, 9/1/25	6,913,148	7,203,422
4.00%, 9/1/25 - 11/1/33	222,760,503	240,539,503
3.50%, 9/1/28 - 2/1/31	119,038,339	128,363,414
4.50%, 3/1/29	6,243,348	6,589,917
Fannie Mae, 20 Year
4.50%, 3/1/29 - 1/1/34	189,172,254	205,426,239
4.00%, 9/1/30 - 3/1/37	888,001,452	963,768,242
3.50%, 11/1/35 - 4/1/37	135,089,597	143,486,885
Fannie Mae, 30 Year
6.00%, 11/1/28 - 2/1/39	54,554,071	64,158,158
7.00%, 4/1/32 - 2/1/39	4,859,759	5,732,354
6.50%, 12/1/32 - 8/1/39	22,385,150	26,004,422
5.50%, 2/1/33 - 11/1/39	80,449,511	92,481,926
4.50%, 11/1/35 - 11/1/48	963,231,636	1,060,422,663
5.00%, 7/1/37 - 3/1/49	71,004,889	78,330,369
4.00%, 10/1/40 - 2/1/47	226,645,401	245,903,005
3.50%, 8/1/49 - 3/1/50	24,889,219	25,742,037
2.50%, 6/1/50 - 1/1/51	2,740,721,607	2,854,606,824
2.00%, 6/1/50 - 2/1/51	2,879,691,791	2,916,024,878
Fannie Mae, 40 Year
4.50%, 1/1/52 - 6/1/56	90,464,004	101,112,725
Fannie Mae, Hybrid ARM
2.343%, 10/1/33(b)	729,476	773,833
2.102%, 7/1/34(b)	681,544	705,148
1.663%, 8/1/34(b)	981,834	1,014,260
2.518%, 8/1/34 - 9/1/44(b)	2,919,371	3,031,076
2.143%, 9/1/34(b)	725,673	772,021
1.874%, 10/1/34(b)	531,009	554,206
2.317%, 1/1/35(b)	526,437	539,361
1.745%, 1/1/35(b)	355,684	358,150
1.728%, 4/1/35(b)	875,438	902,677
2.00%, 6/1/35(b)	211,054	212,841
2.457%, 7/1/35(b)	670,177	707,733
2.194%, 7/1/35(b)	295,647	305,527
2.42%, 7/1/35(b)	120,349	121,453
2.104%, 7/1/35(b)	245,272	248,206
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 8

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
	Par Value	Value
2.433%, 8/1/35(b)	$626,986	$662,953
2.029%, 8/1/35(b)	1,528,559	1,600,419
1.974%, 8/1/35(b)	491,458	501,408
2.384%, 9/1/35(b)	385,842	391,407
1.996%, 10/1/35(b)	643,563	666,080
2.248%, 10/1/35 - 12/1/36(b)	640,296	649,471
1.82%, 11/1/35(b)	494,522	514,570
1.999%, 12/1/35(b)	111,667	112,325
2.172%, 1/1/36(b)	1,071,045	1,128,690
2.016%, 1/1/36(b)	1,026,653	1,082,167
2.444%, 1/1/36(b)	4,801,042	5,086,278
2.053%, 11/1/36(b)	643,697	667,762
2.35%, 12/1/36(b)	670,361	702,568
1.932%, 1/1/37(b)	810,140	853,291
2.376%, 2/1/37(b)	784,777	819,233
2.178%, 4/1/37(b)	313,059	337,348
2.281%, 8/1/37(b)	521,303	539,153
1.886%, 11/1/37(b)	256,156	259,676
2.189%, 5/1/38 - 10/1/43(b)	9,615,148	10,106,933
2.259%, 5/1/38 - 4/1/45(b)	60,306,474	63,498,650
2.558%, 9/1/38(b)	105,967	107,297
2.296%, 10/1/38(b)	237,505	239,520
2.193%, 10/1/38(b)	245,214	254,501
2.22%, 6/1/39(b)	188,987	199,595
2.26%, 12/1/39(b)	436,974	441,535
1.972%, 4/1/42(b)	1,934,404	2,035,163
2.295%, 9/1/42(b)	1,218,008	1,280,021
2.146%, 11/1/42(b)	1,550,483	1,629,389
2.253%, 12/1/42(b)	6,813,700	7,169,337
2.169%, 2/1/43(b)	4,015,599	4,208,211
2.41%, 2/1/43(b)	938,171	990,570
2.335%, 5/1/43(b)	1,524,058	1,579,522
1.837%, 6/1/43(b)	191,955	193,167
2.171%, 9/1/43(b)	355,232	363,149
2.126%, 9/1/43(b)	1,766,768	1,843,966
3.265%, 9/1/43(b)	983,615	1,030,538
2.078%, 11/1/43(b)	4,924,374	5,130,802
2.81%, 11/1/43(b)	6,422,194	6,709,101
1.948%, 12/1/43(b)	2,062,409	2,149,103
1.925%, 2/1/44(b)	468,241	470,827
1.965%, 2/1/44 - 4/1/44(b)	5,331,813	5,549,474
1.922%, 4/1/44(b)	2,444,691	2,543,780
1.892%, 4/1/44(b)	1,975,651	2,056,516
3.156%, 4/1/44(b)	6,964,256	7,281,307
2.202%, 4/1/44(b)	7,215,994	7,591,789
1.877%, 5/1/44(b)	2,303,143	2,396,255
1.92%, 5/1/44(b)	7,718,743	8,029,137
2.881%, 7/1/44(b)	1,115,004	1,156,207
2.348%, 7/1/44(b)	3,401,793	3,535,763
2.246%, 7/1/44(b)	4,848,391	5,033,025
2.852%, 7/1/44(b)	4,605,475	4,787,883
3.324%, 7/1/44 - 10/1/48(b)	8,035,264	8,377,900
3.072%, 7/1/44(b)	1,696,672	1,765,959
2.784%, 8/1/44(b)	3,005,802	3,123,695
2.744%, 8/1/44(b)	6,913,200	7,187,981
2.872%, 8/1/44 - 12/1/44(b)	4,143,238	4,310,857
2.768%, 8/1/44 - 11/1/44(b)	4,024,211	4,183,170
2.929%, 9/1/44(b)	4,271,629	4,448,178
2.581%, 9/1/44(b)	9,227,156	9,628,365
2.877%, 9/1/44(b)	1,434,362	1,492,413
2.781%, 9/1/44(b)	2,555,881	2,653,218
3.10%, 9/1/44(b)	1,123,224	1,167,443
2.635%, 10/1/44(b)	4,796,164	4,985,480
2.86%, 10/1/44(b)	1,821,620	1,891,884

	Par Value	Value
2.736%, 10/1/44(b)	$2,919,456	$3,036,035
2.791%, 10/1/44(b)	8,019,736	8,334,505
2.988%, 10/1/44(b)	2,548,128	2,647,188
2.818%, 10/1/44(b)	6,510,720	6,772,625
3.013%, 10/1/44(b)	1,280,432	1,330,488
2.568%, 10/1/44(b)	1,831,784	1,907,256
2.876%, 10/1/44(b)	2,955,435	3,077,502
2.793%, 10/1/44(b)	3,104,147	3,230,788
2.85%, 10/1/44(b)	4,628,283	4,817,831
2.48%, 10/1/44(b)	2,181,655	2,267,199
2.803%, 11/1/44(b)	4,812,077	5,006,519
2.945%, 11/1/44(b)	4,876,257	5,073,682
2.981%, 11/1/44(b)	5,335,178	5,552,077
2.837%, 11/1/44(b)	1,525,060	1,586,748
2.801%, 11/1/44(b)	3,313,304	3,449,227
2.74%, 12/1/44 - 2/1/45(b)	12,300,691	12,800,446
2.691%, 12/1/44(b)	1,398,948	1,456,623
2.654%, 12/1/44(b)	1,120,136	1,165,586
2.70%, 12/1/44(b)	3,854,451	4,013,559
2.886%, 12/1/44(b)	1,252,628	1,303,193
3.006%, 1/1/45(b)	2,400,812	2,503,540
3.018%, 3/1/45(b)	43,452,455	45,248,200
3.154%, 3/1/45(b)	1,745,207	1,824,189
2.645%, 4/1/45(b)	1,521,502	1,588,118
2.61%, 8/1/45(b)	4,311,578	4,503,219
2.535%, 8/1/45(b)	2,808,501	2,927,615
2.815%, 10/1/45(b)	9,125,812	9,558,976
2.537%, 11/1/45(b)	6,638,493	6,933,715
2.563%, 3/1/46(b)	618,712	640,708
2.03%, 4/1/46(b)	10,906,122	11,329,390
2.796%, 4/1/46(b)	6,554,003	6,888,949
2.839%, 4/1/46(b)	2,606,149	2,739,331
2.88%, 4/1/46(b)	2,046,005	2,153,713
2.747%, 4/1/46(b)	2,541,399	2,671,926
1.937%, 5/1/46(b)	3,055,063	3,174,180
2.713%, 6/1/46(b)	1,227,689	1,288,654
2.681%, 6/1/46(b)	2,065,202	2,148,566
2.656%, 7/1/46(b)	1,015,255	1,065,288
2.252%, 12/1/46(b)	3,415,531	3,535,466
2.998%, 6/1/47(b)	5,665,489	5,896,726
3.142%, 6/1/47(b)	7,286,664	7,602,433
3.143%, 7/1/47(b)	8,430,703	8,801,757
3.124%, 7/1/47(b)	3,314,665	3,457,793
2.841%, 8/1/47(b)	1,144,985	1,199,595
3.005%, 8/1/47(b)	2,041,096	2,126,029
3.286%, 8/1/47(b)	2,663,064	2,788,549
2.671%, 8/1/47(b)	9,069,650	9,476,832
2.936%, 10/1/47(b)	2,223,233	2,317,841
2.885%, 10/1/47(b)	2,087,503	2,179,307
2.827%, 11/1/47(b)	1,670,096	1,743,326
3.089%, 11/1/47(b)	5,362,278	5,601,554
3.205%, 1/1/48(b)	2,407,473	2,517,973
3.119%, 1/1/48(b)	1,815,599	1,900,922
3.059%, 3/1/48(b)	4,414,168	4,616,667
3.157%, 4/1/48(b)	2,478,176	2,590,545
3.129%, 5/1/48(b)	28,661,386	29,950,410
3.47%, 8/1/48(b)	2,085,949	2,176,099
3.638%, 11/1/48(b)	2,699,518	2,821,052
3.38%, 4/1/49(b)	3,971,271	4,153,854
3.736%, 8/1/49(b)	16,254,170	17,010,338
3.703%, 8/1/49(b)	26,286,234	27,383,273
3.586%, 8/1/49(b)	8,868,639	9,257,796
3.376%, 9/1/49(b)	23,951,855	25,010,741
3.413%, 9/1/49(b)	34,437,381	35,956,893
PAGE 9 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
	Par Value	Value
3.326%, 10/1/49(b)	$3,877,069	$4,053,412
2.829%, 1/1/50(b)	5,713,659	5,990,979
Freddie Mac, Hybrid ARM
2.418%, 9/1/33(b)	2,316,397	2,441,920
2.375%, 2/1/34 - 2/1/35(b)	2,560,202	2,723,400
2.444%, 8/1/34(b)	357,034	377,408
2.00%, 1/1/35(b)	208,986	211,203
2.153%, 3/1/35(b)	471,879	498,585
2.25%, 4/1/35 - 12/1/36(b)	950,720	990,436
2.187%, 8/1/35(b)	510,758	539,087
2.517%, 8/1/35(b)	935,786	983,967
2.406%, 9/1/35 - 1/1/38(b)	865,973	876,970
2.296%, 10/1/35(b)	910,302	959,713
2.37%, 1/1/36(b)	1,372,478	1,466,018
1.79%, 1/1/36(b)	1,196,150	1,260,942
1.96%, 1/1/36(b)	447,272	470,863
2.185%, 4/1/36(b)	1,251,382	1,327,033
1.863%, 8/1/36(b)	1,043,691	1,087,632
2.148%, 1/1/37(b)	729,373	742,101
1.945%, 3/1/37(b)	907,604	920,624
1.928%, 4/1/37(b)	513,927	515,486
1.766%, 4/1/37(b)	523,909	549,923
1.875%, 5/1/37(b)	146,693	147,511
2.499%, 7/1/37(b)	2,369,884	2,501,446
2.585%, 10/1/37(b)	100,168	106,895
1.962%, 2/1/38(b)	740,277	765,881
2.001%, 4/1/38(b)	1,002,531	1,056,339
2.179%, 4/1/38(b)	1,439,543	1,523,248
2.184%, 5/1/38(b)	134,607	140,603
2.038%, 6/1/38 - 4/1/44(b)	2,027,733	2,116,097
2.169%, 10/1/38(b)	155,240	156,415
2.217%, 10/1/38(b)	1,056,678	1,118,710
2.146%, 11/1/39(b)	757,542	801,155
2.42%, 7/1/43(b)	549,129	580,665
2.163%, 8/1/43(b)	8,037,760	8,453,111
2.219%, 10/1/43(b)	689,058	720,334
2.067%, 1/1/44(b)	1,363,062	1,421,921
1.985%, 1/1/44(b)	1,306,514	1,360,499
1.995%, 2/1/44(b)	3,606,749	3,758,984
1.956%, 4/1/44(b)	2,243,843	2,336,913
1.994%, 5/1/44(b)	33,325,730	34,738,349
2.205%, 6/1/44(b)	4,560,019	4,753,375
2.27%, 6/1/44(b)	1,651,313	1,720,434
2.625%, 7/1/44(b)	1,887,075	1,966,822
2.71%, 7/1/44(b)	1,151,177	1,199,755
2.673%, 8/1/44 - 9/1/44(b)	5,739,621	5,971,476
2.441%, 8/1/44(b)	2,662,108	2,776,920
2.838%, 8/1/44(b)	2,498,845	2,598,997
2.778%, 9/1/44(b)	2,892,305	3,008,432
2.705%, 9/1/44(b)	3,067,059	3,189,202
2.973%, 10/1/44(b)	4,911,091	5,111,342
2.885%, 10/1/44(b)	1,666,300	1,734,434
3.07%, 10/1/44(b)	4,804,967	4,998,905
2.914%, 10/1/44(b)	6,190,171	6,441,633
2.955%, 10/1/44(b)	5,931,289	6,175,905
2.756%, 11/1/44(b)	1,958,237	2,037,476
3.074%, 11/1/44(b)	3,039,971	3,166,776
2.912%, 11/1/44(b)	4,571,442	4,763,761
2.962%, 11/1/44(b)	5,724,019	5,960,576
2.799%, 11/1/44(b)	4,686,788	4,876,444
2.988%, 11/1/44(b)	3,478,401	3,625,707
2.699%, 11/1/44(b)	6,954,234	7,230,600
2.792%, 11/1/44(b)	2,987,811	3,108,025
3.13%, 11/1/44(b)	2,876,877	2,999,262

	Par Value	Value
2.923%, 11/1/44(b)	$7,369,282	$7,666,228
2.826%, 11/1/44(b)	3,270,136	3,405,163
2.772%, 12/1/44 - 5/1/46(b)	14,624,036	15,237,682
2.87%, 12/1/44(b)	4,950,120	5,156,224
2.506%, 12/1/44(b)	389,072	399,741
2.944%, 12/1/44(b)	5,593,585	5,830,026
2.871%, 12/1/44(b)	1,869,859	1,944,085
2.913%, 1/1/45(b)	5,686,403	5,929,981
2.873%, 1/1/45(b)	2,300,203	2,393,949
2.639%, 1/1/45(b)	3,061,398	3,182,216
2.642%, 1/1/45(b)	2,010,762	2,090,628
2.791%, 1/1/45(b)	5,620,643	5,857,162
2.754%, 2/1/45(b)	4,216,194	4,391,867
2.588%, 4/1/45(b)	2,383,709	2,481,625
2.645%, 5/1/45(b)	12,293,154	12,818,087
2.781%, 6/1/45(b)	1,384,398	1,447,759
2.75%, 8/1/45(b)	12,715,888	13,283,822
3.008%, 8/1/45(b)	2,003,103	2,097,765
2.631%, 8/1/45(b)	3,031,153	3,165,698
2.728%, 5/1/46(b)	65,610,175	68,630,354
2.633%, 7/1/46(b)	8,135,246	8,452,007
2.52%, 9/1/46(b)	15,198,249	15,777,190
3.124%, 6/1/47(b)	2,811,431	2,929,147
3.073%, 8/1/47(b)	2,479,129	2,585,333
3.168%, 10/1/47(b)	2,409,107	2,512,961
3.241%, 11/1/47(b)	1,040,202	1,084,888
3.637%, 2/1/49(b)	7,618,015	7,950,531
Freddie Mac Gold, 15 Year
6.00%, 8/1/21 - 11/1/23	734,874	756,656
5.50%, 12/1/24	59,702	60,836
4.50%, 3/1/25 - 6/1/26	3,122,902	3,279,687
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	982,028	1,099,846
4.50%, 5/1/30 - 1/1/34	48,634,270	52,985,781
4.00%, 9/1/31 - 10/1/35	230,001,368	250,213,784
3.50%, 7/1/35 - 1/1/36	84,389,318	90,571,930
Freddie Mac Gold, 30 Year
7.00%, 4/1/31 - 11/1/38	1,677,789	1,900,205
6.50%, 12/1/32 - 10/1/38	5,179,634	6,036,167
6.00%, 12/1/33 - 2/1/39	9,179,066	10,682,155
5.50%, 3/1/34 - 12/1/38	27,125,505	31,349,643
4.50%, 3/1/39 - 10/1/47	655,160,506	720,822,830
4.00%, 11/1/45 - 11/1/47	150,791,373	163,289,954
Freddie Mac Pool, 15 Year
6.00%, 10/1/21	48	48
Freddie Mac Pool, 30 Year
7.00%, 11/1/37	6,456	7,802
4.50%, 7/1/42	5,713,186	6,364,729
2.50%, 5/1/50 - 2/1/51	2,140,054,399	2,229,726,932
2.00%, 6/1/50 - 12/1/50	3,966,813,793	4,020,322,089
Ginnie Mae, 20 Year
4.00%, 1/20/35	3,951,899	4,202,452
Ginnie Mae, 30 Year
7.50%, 12/15/23 - 5/15/25	222,215	235,157
7.00%, 5/15/28	96,388	104,759
UMBS TBA, 30 Year
2.50%, 7/1/50 - 9/1/50(c)	3,052,565,000	3,157,061,878
		20,975,679,613
Private Label CMO & REMIC: 0.0%
GSMPS Mortgage Loan Trust
Series 2004-4 1A4, 8.50%, 6/25/34(a)	2,392,219	2,596,518
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 10

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
	Par Value	Value
Seasoned Credit Risk Transfer Trust
Series 2017-4 M45T, 4.50%, 6/25/57	$15,498,808	$17,223,556
		19,820,074
		23,771,905,938
		28,304,109,988
Corporate: 34.1%
Financials: 11.6%
Bank of America Corp.
3.004%, 12/20/23(d)	230,556,000	238,936,277
4.20%, 8/26/24	161,580,000	177,129,676
4.25%, 10/22/26	183,292,000	206,966,631
2.496%, 2/13/31(d)	74,640,000	76,206,972
Barclays PLC (United Kingdom)
4.375%, 9/11/24	236,829,000	258,471,599
4.836%, 5/9/28	49,425,000	55,562,818
BNP Paribas SA (France)
4.25%, 10/15/24	377,926,000	418,416,020
4.375%, 9/28/25(a)	71,416,000	79,024,016
4.375%, 5/12/26(a)	114,734,000	127,677,599
4.625%, 3/13/27(a)	230,095,000	259,654,630
Boston Properties, Inc.
3.85%, 2/1/23	75,326,000	78,655,650
3.80%, 2/1/24	63,389,000	67,836,905
3.20%, 1/15/25	46,635,000	49,960,584
3.65%, 2/1/26	28,645,000	31,563,542
4.50%, 12/1/28	59,475,000	69,318,087
2.90%, 3/15/30	16,188,000	16,809,297
3.25%, 1/30/31	108,540,000	116,229,343
Capital One Financial Corp.
3.50%, 6/15/23	101,627,000	107,453,039
3.75%, 4/24/24	14,520,000	15,686,556
3.20%, 2/5/25	45,441,000	48,838,867
4.20%, 10/29/25	125,944,000	140,639,619
Citigroup, Inc.
3.50%, 5/15/23	72,075,000	75,984,893
4.00%, 8/5/24	30,990,000	33,753,876
4.412%, 3/31/31(d)	88,860,000	103,758,924
USD LIBOR 3-Month
+6.37%, 6.556%, 10/30/40(e)	423,267,200	472,874,116
Equity Residential
4.625%, 12/15/21	107,657,000	108,614,118
HSBC Holdings PLC (United Kingdom)
3.95%, 5/18/24(d)	132,355,000	140,598,517
.976%, 5/24/25(d)	155,274,000	155,143,587
4.30%, 3/8/26	114,950,000	129,656,340
4.95%, 3/31/30	65,743,000	79,339,393
2.848%, 6/4/31(d)	105,275,000	109,293,186
2.357%, 8/18/31(d)	32,125,000	32,146,915
6.50%, 5/2/36	223,527,000	308,403,872
6.50%, 9/15/37	189,027,000	262,941,733
6.80%, 6/1/38	2,823,000	4,050,172
JPMorgan Chase & Co.
4.125%, 12/15/26	118,674,000	134,234,050
4.25%, 10/1/27	130,835,000	149,082,255
8.75%, 9/1/30(e)	80,637,000	121,114,775
2.739%, 10/15/30(d)	9,930,000	10,392,799
4.493%, 3/24/31(d)	364,895,000	432,136,595
2.522%, 4/22/31(d)	67,355,000	69,307,824
2.956%, 5/13/31(d)	101,265,000	106,379,555
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	216,152,000	239,113,070
4.582%, 12/10/25	29,643,000	33,307,944

	Par Value	Value
4.65%, 3/24/26	$51,802,000	$58,643,189
NatWest Group PLC (United Kingdom)
6.125%, 12/15/22	345,692,000	371,936,532
6.10%, 6/10/23	19,542,000	21,413,499
6.00%, 12/19/23	235,736,000	264,410,182
1.642%, 6/14/27(d)	113,440,000	113,425,804
UniCredit SPA (Italy)
7.296%, 4/2/34(a)(d)	291,351,000	350,297,134
5.459%, 6/30/35(a)(d)	135,975,000	148,259,203
Unum Group
7.25%, 3/15/28	18,694,000	23,999,303
6.75%, 12/15/28	8,052,000	10,275,477
Wells Fargo & Co.
3.55%, 8/14/23	97,575,000	103,878,866
4.10%, 6/3/26	128,880,000	144,730,978
4.30%, 7/22/27	157,735,000	179,832,125
2.879%, 10/30/30(d)	46,670,000	49,422,024
2.572%, 2/11/31(d)	43,705,000	45,228,700
5.013%, 4/4/51(d)	256,377,000	351,195,575
		8,189,614,827
Industrials: 20.7%
AbbVie, Inc.
4.05%, 11/21/39	152,385,000	176,983,845
Anheuser-Busch InBev SA/NV (Belgium)
5.55%, 1/23/49	111,244,000	152,942,807
4.60%, 6/1/60	66,595,000	81,976,482
AT&T, Inc.
2.75%, 6/1/31	104,270,000	108,387,469
8.75%, 11/15/31	100,018,000	151,992,753
4.50%, 3/9/48	46,095,000	54,362,240
3.50%, 9/15/53(a)	87,302,000	87,709,747
3.55%, 9/15/55(a)	106,017,000	106,372,458
3.65%, 9/15/59(a)	330,341,000	334,998,342
Bayer AG (Germany)
3.875%, 12/15/23(a)	298,635,000	319,826,543
4.25%, 12/15/25(a)	44,030,000	49,064,676
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	51,400,000	51,014,431
2.726%, 3/25/31	71,660,000	70,748,288
3.734%, 9/25/40	22,010,000	21,506,240
3.984%, 9/25/50	89,773,000	87,433,414
Burlington Northern Santa Fe LLC(f)
5.943%, 1/15/23	938	958
5.72%, 1/15/24	5,533,441	5,888,313
5.629%, 4/1/24	6,026,735	6,410,835
5.342%, 4/1/24	1,292,447	1,369,514
5.996%, 4/1/24	16,402,005	18,004,601
3.442%, 6/16/28(a)	69,626,938	76,464,617
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(a)	83,669,000	94,445,567
5.45%, 11/19/29(a)	35,985,000	39,565,508
5.20%, 9/17/30(a)	184,612,000	202,999,355
3.875%, 7/11/31(a)	123,650,000	125,690,225
Charter Communications, Inc.
4.00%, 9/1/21	40,204,000	40,204,000
4.908%, 7/23/25	108,025,000	122,382,705
4.50%, 5/1/32	7,875,000	8,160,469
4.50%, 6/1/33(a)	212,250,000	217,186,935
6.55%, 5/1/37	45,728,000	62,292,085
6.75%, 6/15/39	122,432,000	170,439,531
6.484%, 10/23/45	453,635,000	624,737,798
PAGE 11 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
	Par Value	Value
5.375%, 5/1/47	$56,740,000	$69,529,780
5.75%, 4/1/48	208,915,000	265,894,642
4.80%, 3/1/50	9,905,000	11,376,377
Cigna Corp.
4.125%, 11/15/25	47,075,000	52,754,101
7.875%, 5/15/27	26,556,000	35,618,425
4.375%, 10/15/28	59,587,000	69,301,603
Coca-Cola Co.
3.45%, 3/25/30	47,935,000	53,978,212
1.65%, 6/1/30	188,545,000	185,251,649
Cox Enterprises, Inc.
3.85%, 2/1/25(a)	218,525,000	237,812,117
3.35%, 9/15/26(a)	138,027,000	149,884,473
3.50%, 8/15/27(a)	48,107,000	52,810,495
CRH PLC (Ireland)
3.875%, 5/18/25(a)	61,144,000	67,007,139
CSX Corp.
6.251%, 1/15/23	9,709,328	10,448,677
CVS Health Corp.
4.30%, 3/25/28	32,995,000	37,908,177
3.75%, 4/1/30	82,424,000	92,238,233
4.78%, 3/25/38	77,610,000	95,479,411
4.125%, 4/1/40	57,090,000	66,226,589
Dell Technologies, Inc.
5.45%, 6/15/23	14,987,000	16,258,848
6.02%, 6/15/26	29,345,000	35,229,447
6.10%, 7/15/27	41,955,000	51,402,152
Dillard's, Inc.
7.875%, 1/1/23	275,000	302,468
7.75%, 7/15/26	20,806,000	25,214,487
7.75%, 5/15/27	12,723,000	15,377,949
7.00%, 12/1/28	27,945,000	33,419,675
Dow, Inc.
7.375%, 11/1/29	68,450,000	95,199,083
9.40%, 5/15/39	152,306,000	268,593,951
5.25%, 11/15/41	36,718,000	47,928,061
Elanco Animal Health, Inc.
4.912%, 8/27/21	32,550,000	32,676,131
5.272%, 8/28/23	32,450,000	34,902,896
5.90%, 8/28/28	85,917,000	100,546,088
Exxon Mobil Corp.
2.61%, 10/15/30	102,155,000	107,670,434
4.227%, 3/19/40	136,850,000	163,398,180
FedEx Corp.
5.25%, 5/15/50	132,190,000	179,340,102
Ford Motor Credit Co. LLC(f)
5.875%, 8/2/21	175,825,000	176,721,707
3.813%, 10/12/21	192,840,000	194,286,300
5.596%, 1/7/22	104,875,000	107,027,035
3.219%, 1/9/22	45,740,000	46,229,418
4.25%, 9/20/22	8,142,000	8,407,185
4.14%, 2/15/23	140,801,000	145,905,036
4.375%, 8/6/23	125,777,000	132,820,512
3.81%, 1/9/24	35,299,000	36,909,693
4.063%, 11/1/24	132,870,000	141,327,175
5.125%, 6/16/25	46,139,000	50,810,574
4.134%, 8/4/25	39,675,000	42,402,260
3.375%, 11/13/25	159,640,000	165,538,698
HCA Healthcare, Inc.
5.25%, 6/15/26	11,007,000	12,741,260
4.125%, 6/15/29	57,355,000	64,586,103
5.125%, 6/15/39	19,235,000	24,026,956
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(a)	574,850,000	633,282,215

	Par Value	Value
3.875%, 7/26/29(a)	$193,980,000	$210,141,797
Kinder Morgan, Inc.
6.50%, 2/1/37	50,356,000	69,056,379
6.95%, 1/15/38	96,214,000	137,514,584
6.50%, 9/1/39	71,826,000	100,130,684
5.00%, 8/15/42	77,997,000	93,371,620
5.00%, 3/1/43	73,148,000	88,207,209
5.50%, 3/1/44	81,304,000	101,879,205
5.40%, 9/1/44	68,607,000	86,139,338
5.55%, 6/1/45	10,371,000	13,426,505
5.20%, 3/1/48	20,847,000	26,224,247
LyondellBasell Industries NV (Netherlands)
3.375%, 5/1/30	11,173,000	12,106,505
4.20%, 5/1/50	34,310,000	39,477,548
Macy's, Inc.
6.70%, 7/15/34(a)	55,965,000	60,442,200
4.50%, 12/15/34	24,182,000	22,791,535
6.375%, 3/15/37	19,144,000	19,431,160
Microchip Technology, Inc.
.983%, 9/1/24(a)	22,155,000	22,047,586
Nordstrom, Inc.
6.95%, 3/15/28	19,907,000	23,583,720
Occidental Petroleum Corp.
2.90%, 8/15/24	209,901,000	214,623,772
3.20%, 8/15/26	61,615,000	62,077,113
3.50%, 8/15/29	150,285,000	150,826,026
4.30%, 8/15/39	10,695,000	10,213,725
Oracle Corp.
2.95%, 4/1/30	130,470,000	137,439,188
3.60%, 4/1/40	28,275,000	29,823,283
Prosus NV(f) (Netherlands)
5.50%, 7/21/25(a)	362,413,000	413,658,198
4.85%, 7/6/27(a)	195,473,000	222,460,002
3.68%, 1/21/30(a)	180,066,000	192,294,093
RELX PLC (United Kingdom)
4.00%, 3/18/29	58,740,000	66,718,731
TC Energy Corp. (Canada)
5.625%, 5/20/75(d)(e)	264,214,000	286,011,655
5.875%, 8/15/76(d)(e)	182,701,000	203,939,991
5.30%, 3/15/77(d)(e)	285,866,000	303,475,346
5.50%, 9/15/79(d)(e)	143,253,000	156,145,770
Telecom Italia SPA (Italy)
5.303%, 5/30/24(a)	300,579,000	329,043,831
7.20%, 7/18/36	60,658,000	78,248,820
7.721%, 6/4/38	164,712,000	224,546,928
The Kraft Heinz Co.
5.20%, 7/15/45	3,983,000	4,944,660
5.50%, 6/1/50	39,909,000	51,792,015
The Walt Disney Co.
6.65%, 11/15/37	75,362,000	113,451,448
The Williams Companies, Inc.
3.50%, 11/15/30	123,310,000	134,584,892
T-Mobile U.S., Inc.
2.25%, 2/15/26(a)	109,975,000	110,799,813
3.375%, 4/15/29(a)	111,555,000	115,124,046
3.875%, 4/15/30	166,820,000	186,474,732
3.50%, 4/15/31(a)	111,490,000	115,341,980
4.375%, 4/15/40	51,475,000	60,344,143
4.50%, 4/15/50	30,705,000	36,561,460
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(a)	152,925,000	168,217,500
5.25%, 6/6/29(a)	221,190,000	237,779,250
Union Pacific Corp.
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 12

Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
	Par Value	Value
6.061%, 1/17/23	$1,939,227	$2,063,753
4.698%, 1/2/24	270,542	286,577
5.082%, 1/2/29	2,749,514	3,080,658
5.866%, 7/2/30	19,373,036	22,565,292
6.176%, 1/2/31	18,341,382	22,188,321
Verizon Communications, Inc.
4.272%, 1/15/36	164,849,000	196,141,476
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(d)(e)	203,250,000	246,284,153
Xerox Holdings Corp.
4.07%, 3/17/22	2,349,000	2,393,044
Zoetis, Inc.
4.50%, 11/13/25	101,339,000	114,838,311
		14,568,340,748
Utilities: 1.8%
Dominion Energy, Inc.
1.45%, 4/15/26	30,710,000	30,926,748
3.375%, 4/1/30	23,545,000	25,638,396
5.75%, 10/1/54(d)(e)	236,386,000	258,112,611
Enel SPA (Italy)
4.625%, 9/14/25(a)	93,338,000	105,858,893
6.80%, 9/15/37(a)	180,474,000	263,285,390
6.00%, 10/7/39(a)	161,210,000	225,462,212
The Southern Co.
4.00%, 1/15/51(d)(e)	285,818,000	302,252,535
3.75%, 9/15/51(d)(e)	80,295,000	80,808,888
		1,292,345,673
		24,050,301,248
Total Debt Securities (Cost $69,298,909,544)		$72,381,995,489
Short-Term Investments: 2.3%
	Par Value/ Shares	Value
Repurchase Agreements: 1.9%
Fixed Income Clearing Corporation(g) 0.000%, dated 6/30/21, due 7/1/21, maturity value $1,352,732,000	$1,352,732,000	$1,352,732,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	281,976,207	281,976,207
Total Short-Term Investments (Cost $1,634,708,207)		$1,634,708,207
Total Investments In Securities (Cost $70,933,617,751)	105.0%	$74,016,703,696
Other Assets Less Liabilities	(5.0)%	(3,513,906,994)
Net Assets	100.0%	$70,502,796,702
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(c)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(d)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(e)	Hybrid security: characteristics of both a debt and equity security.
(f)	Subsidiary (see below)
(g)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%-4.375%, 8/31/22-2/15/38, and U.S. Treasury Inflation Indexed Note 0.125%, 1/15/30. Total collateral value is $1,379,786,812.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
DUS: Delegated Underwriting and Servicing
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
PAGE 13 ■  Dodge & Cox Income FundSee accompanying Notes to Financial Statements

Statement of Assets and Liabilities (unaudited)
June 30, 2021
Assets:
Investments in securities, at value (cost $70,933,617,751)	$74,016,703,696
Receivable for investments sold	2,329,154,188
Receivable for Fund shares sold	63,834,018
Dividends and interest receivable	381,925,099
Prepaid expenses and other assets	179,867
76,791,796,868
Liabilities:
Cash received as collateral for TBA securities	2,195,000
Payable for investments purchased	6,155,920,157
Payable for Fund shares redeemed	105,334,464
Management fees payable	23,075,906
Accrued expenses	2,474,639
6,289,000,166
Net Assets	$70,502,796,702
Net Assets Consist of:
Paid in capital	$67,066,046,811
Distributable earnings	3,436,749,891
$70,502,796,702
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	4,921,612,346
Net asset value per share	$14.33

Statement of Operations (unaudited)
Six Months Ended June 30, 2021
Investment Income:
Dividends	$14,086,502
Interest	816,362,368
830,448,870
Expenses:
Management fees	137,314,687
Custody and fund accounting fees	390,219
Transfer agent fees	5,238,920
Professional services	116,478
Shareholder reports	536,575
Registration fees	707,103
Trustees fees	202,394
Miscellaneous	426,524
144,932,900
Net Investment Income	685,515,970
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities	357,871,594
Net change in unrealized appreciation/depreciation
Investments in securities	(1,480,278,512)
Net realized and unrealized loss	(1,122,406,918)
Net Change in Net Assets From Operations	$(436,890,948)

Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2021	December 31, 2020
Operations:
Net investment income	$685,515,970	$1,589,657,522
Net realized gain (loss)	357,871,594	2,025,647,757
Net change in unrealized appreciation/depreciation	(1,480,278,512)	2,133,558,949
	(436,890,948)	5,748,864,228
Distributions to Shareholders:
Total distributions	(1,111,825,826)	(3,090,813,861)
Fund Share Transactions:
Proceeds from sale of shares	9,620,573,554	18,478,347,040
Reinvestment of distributions	970,214,903	2,703,016,903
Cost of shares redeemed	(7,666,729,577)	(18,257,521,269)
Net change from Fund share transactions	2,924,058,880	2,923,842,674
Total change in net assets	1,375,342,106	5,581,893,041
Net Assets:
Beginning of period	69,127,454,596	63,545,561,555
End of period	$70,502,796,702	$69,127,454,596
Share Information:
Shares sold	669,083,686	1,274,264,860
Distributions reinvested	68,476,068	187,787,758
Shares redeemed	(533,317,300)	(1,275,444,569)
Net change in shares outstanding	204,242,454	186,608,049
See accompanying Notes to Financial StatementsDodge & Cox Income Fund ■  PAGE 14

Notes to Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in
PAGE 15 ■ Dodge & Cox Income Fund

Notes to Financial Statements (unaudited)
the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$16,663,763,945
Government-Related	—	3,363,820,308
Securitized	—	28,304,109,988
Corporate	—	24,050,301,248
Short-Term Investments
Repurchase Agreements	—	1,352,732,000
Money Market Fund	281,976,207	—
Total Securities	$281,976,207	$73,734,727,489
Note 3: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 4: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, U.S. Treasury inflation-protected securities, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Ordinary income	$982,898,059	$2,466,786,415
	($0.204 per share)	($0.546 per share)
Long-term capital gain	$128,927,767	$624,027,446
	($0.027 per share)	($0.137 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2020, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$295,230,732
Undistributed long-term capital gain	126,872,561
Net unrealized appreciation	4,563,363,372
Total distributable earnings	$4,985,466,665
At June 30, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$70,936,602,153
Unrealized appreciation	3,573,669,947
Unrealized depreciation	(493,568,404)
Net unrealized appreciation	3,080,101,543
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 5: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund share
Dodge & Cox Income Fund ■ PAGE 16

Notes to Financial Statements (unaudited)
holder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2021, the Fund’s commitment fee amounted to $197,514 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 6: Purchases and Sales of Investments
For the six months ended June 30, 2021, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,033,064,721 and $4,448,396,247, respectively. For the six months ended June 30, 2021, purchases and sales of U.S. government securities aggregated $33,317,306,103 and $24,956,858,681, respectively.
Note 7: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.65	$14.03	$13.26	$13.76	$13.59	$13.29
Income from investment operations:
Net investment income	0.15	0.35	0.44	0.41	0.38	0.42
Net realized and unrealized gain (loss)	(0.23)	0.96	0.84	(0.45)	0.21	0.32
Total from investment operations	(0.08)	1.31	1.28	(0.04)	0.59	0.74
Distributions to shareholders from:
Net investment income	(0.15)	(0.36)	(0.43)	(0.40)	(0.38)	(0.42)
Net realized gain	(0.09)	(0.33)	(0.08)	(0.06)	(0.04)	(0.02)
Total distributions	(0.24)	(0.69)	(0.51)	(0.46)	(0.42)	(0.44)
Net asset value, end of period	$14.33	$14.65	$14.03	$13.26	$13.76	$13.59
Total return	(0.59)%	9.45%	9.73%	(0.31)%	4.36%	5.62%
Ratios/supplemental data:
Net assets, end of period (millions)	$70,503	$69,127	$63,546	$54,314	$54,287	$46,632
Ratio of expenses to average net assets	(a)0.42%	0.42%	0.42%	0.42%	0.43%	0.43%
Ratio of net investment income to average net assets	(a)2.00%	2.43%	3.12%	3.02%	2.80%	3.11%
Portfolio turnover rate	43%	94%	49%	37%	19%	27%
(a)	Annualized
See accompanying Notes to Financial Statements
PAGE 17 ■ Dodge & Cox Income Fund

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Income Fund ■ PAGE 18

Income Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2021

Semi-Annual Report
June 30, 2021
Global Bond Fund
ESTABLISHED 2014
TICKER: DODLX

06/21 GBF SAR      Printed on recycled paper

To Our Shareholders
The Dodge & Cox Global Bond Fund had a total return of 0.0% for the six months ended June 30, 2021, compared to -1.5% for the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) and -3.2% for the Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg).
Market Commentary
The global economic recovery heavily influenced markets in the first half of the year, as commodity and equity prices surged while rising interest rates drove declines in government bond prices. Many of the extraordinary fiscal and monetary measures enacted to combat the pandemic’s economic impact remained in place as policymakers stressed the fragility of the recovery in their messaging. Within the fixed income universe, corporate bonds performed relatively well, boosted by stronger global economic growth prospects. A range of factors—including COVID-19, political developments, and commodity price exposures—contributed to interest rate and currency fluctuations across countries. Vaccination rates and economic activity were generally higher in developed markets than in emerging markets.
In the United States, the inflation outlook was front and center. Improving economic data, a rebound in commodity prices, supply chain disruptions that put upward pressure on prices of certain products, and the $1.9 trillion COVID-19 relief bill that was passed in March, all fueled expectations for higher inflation and interest rates. Inflation expectations, as reflected by 10-year breakeven rates, rose from 2.0% at the end of last year to 2.6% in May, their highest level since 2013. And, in March, the U.S. Treasury yield curve steepened to its highest level since 2015, with 10-year bonds yields rising to 1.74%. However, later in the second quarter, inflation expectations and interest rates reversed course. The Chair of the Federal Reserve, Jerome Powell, consistently messaged that higher inflation was likely to be transitory, and broader communications from the Fed signaled its willingness to act should inflation become more worrisome. In June, the Fed’s closely-watched “dot plot,” which depicts Fed policy makers’ outlook for the federal funds rate, indicated the next interest rate hiking cycle would likely begin in 2023 rather than in 2024 as previously expected.
Like the Fed, central banks in other developed markets—including the Eurozone, Japan, and the United Kingdom—maintained accommodative policies. However, central banks in a number of other countries such as Brazil, Hungary, Mexico, and Russia began hiking rates to address higher-than-expected inflation.
On a broad trade-weighted basis, the U.S. dollar appreciated modestly, especially relative to other safe haven currencies such as the Japanese yen and the Swiss franc. It also appreciated relative to currencies of countries with heightened political risk such as Colombia and Peru. On the other hand, higher commodity prices and/or rising interest rates drove strong performance of several currencies including the Brazilian real, Russian ruble, and Canadian dollar.
Corporate bond markets performed strongly as the recovery boosted expectations for corporate revenue growth and profitability. The continued reopening of the global economy and the surge in oil prices provided a tailwind for the Energy and Transportation sectors. High-yield bonds also outperformed, as fears of defaults receded. Credit valuations ended the period at levels not seen since prior to the global financial crisis of 2008.
Investment Strategy
The global economic recovery has brought both challenges and opportunities to active fixed income investors. The rise in global interest rates created a headwind for generating fixed income investment returns during the first half of the year. On the other hand, the unevenness of the recovery across bond market sectors, individual issuers, and countries provided ample opportunities for sector, security, and country/currency selection. In this environment, we relied on our opportunistic, valuation-driven investment strategy to identify new investments and make several adjustments to the Fund’s positioning.
As credit valuations rose, reducing return prospects, we lowered the Fund’s credita exposure by approximately two percentage points to 46%,b and reshuffled the composition of these holdings. As interest rates rose, we increased the durationc of the Fund by adding interest rate exposure in several countries at what we believe were attractive entry points. While the Fund’s emerging markets weighting remained steady at 26%, we made several changes to these holdings, capitalizing on the wide divergence in valuations and fundamentals among these markets.
Rates: Hawks Take Flight
Rising global interest rates and higher inflation were key themes during the first half of 2021, and made it challenging to generate positive fixed income returns. At the end of 2020, the Fund’s duration was 4.0 years (versus 7.5 years for benchmark), which reflected our cautious stance vis-à-vis taking interest rate risk. Nonetheless, interest rates rose broadly and quickly, and the Fund’s interest rate exposure, particularly in the United States, Mexico, Colombia, and Brazil detracted from performance. The silver lining is that interest rate levels rose to what we believed were more attractive entry points. During the period we increased the duration of the Fund to 4.7 years, primarily via additions to U.S. interest rate exposure.
The majority of the increases we made to the Fund’s U.S. duration exposure were in the front-end of the yield curve, which has less price risk relative to longer maturity bonds and reflects the fact that we have more conviction and clarity about the path of interest rates and Fed policy in the next few years. Over our long-term investment horizon, we think the global economic recovery and the Fed’s policies will lead to moderately higher long-term interest rates. While the low level of U.S. interest rates from a historical perspective gives us some caution about exposure to longer-term U.S. rates, we believe that it is prudent to maintain some exposure within the context of broader portfolio considerations and macroeconomic uncertainty. This exposure is likely to be valuable if a more pessimistic economic outcome or risk-off event transpires. In these scenarios, U.S. interest
PAGE 1 ■ Dodge & Cox Global Bond Fund

rates are likely to fall, driving positive returns, which could offset more challenged performance from riskier holdings in the portfolio such as corporate and emerging market bonds.
In developed markets outside the United States, where interest rates are generally even lower and provide minimal income for investors, the Fund has little duration exposure. On the other hand, around a quarter of the Fund’s duration comes from bond holdings in select emerging markets. Interest rates in many emerging market countries rose even more than in the United States. This was driven by a combination of higher inflation (both current and expected) and risk premia, reflecting a number of factors such as COVID-19 outbreaks, political crises, and fears about the long-term impact of higher government debt levels. Following our deliberate and intensive research process, our investment team reviewed a number of countries, focusing on long-term fundamentals and valuation, and identified several opportunities. We added to the Fund’s holdings in Brazil, Colombia, Russia, and Peru. We believe the Fund’s ability to invest outside the United States, particularly in emerging markets, is a significant benefit in the current low-yield environment.
Credit: The Rally Continues
Since the depths of the pandemic-induced market panic in 2020, credit has performed exceptionally well, as yield premiumsd relative to government bonds have decreased significantly. At the beginning of 2021, our carefully selected credit holdings comprised 48% of the Fund. These holdings were the primary contributor to positive returns for the Fund, essentially offsetting the negative performance impact of rising interest rates. While credit valuations are now quite high, we believe that credit is still attractive within the fixed income universe.
This environment underscored the importance of our active, disciplined, and thorough investment approach to managing credit. Several of our holdings outperformed the broader credit markets, including many of our Energy holdings (e.g., Occidental Petroleum, Kinder Morgan, Pemex) that markets had severely punished at the onset of the pandemic. Going forward, we believe many of our investments are positioned to benefit from an economic environment characterized by strong growth and accommodative policies, which we believe will persist in the near term. Even so, given less attractive valuations, we trimmed our credit exposure by approximately two percentage points during the first half of the year. More specifically, we reduced the Fund’s exposure to several long-duration credit holdings (e.g., Kinder Morgan, HSBC, Cox Communications, State of California) for which the risk/reward prospects were no longer as attractive.
Even though we reduced our overall credit exposure, we invested in three new issuers—Navient, Microchip, and News Corporation. Our purchase of Navient bonds highlights several aspects of our approach: intensive research, focus on valuation relative to fundamentals, and careful security selection. Navient is a large servicer and originator of student loans in the United States, an evolving industry that is often in the headlines and under significant scrutiny.e In part because of the perceived risks to its business, the company is rated below-investment grade and trades at a significantly lower valuation than the broader market. Based on our thorough analysis of the industry and company fundamentals, including a detailed review of the company’s cash flow prospects and liquidity, we concluded that the company is well positioned to meet its debt obligations in the coming years. To reduce price risk and long-term uncertainty, we invested in a Navient bond maturing in 2024 at a yield of 3.7%.
Currencies: Diverging Paths
The Fund’s exposure to non-U.S. dollar currencies remained steady at 19% over the first half of the year, but we made several changes to the composition of that exposure. Earlier in the year, following strong performance, we sold the portfolio's Chilean peso—and Swedish krona—denominated bonds, as the currency valuations became less attractive. Similarly, we trimmed a portion of the portfolio's exposures to the Mexican peso and Indonesian rupiah. On the other hand, we increased exposure to the Brazilian real, which was subsequently a strong contributor to performance. In the case of Brazil, we felt that an overly generous risk premium was priced-in over the course of the COVID-19 crisis, which drove the exchange rate well into undervaluation territory. More recently, the central bank’s initiation of an interest rate hiking cycle, a resurgence of positive economic reforms momentum, and a rise in commodity prices have supported the currency.
We also initiated a position in Peruvian government bonds. Peru has a well-regarded central bank and finance ministry, low leverage, and exposure to rising commodity prices. Uncertainty and concerns about which candidate would win the recent presidential election drove the currency down and interest rates up, offering what we deemed to be a compelling long-term valuation. In the lead up to the presidential election, we hedged a portion of our currency exposure, and incrementally unwound the hedge as we gained more clarity on the outcome and message from the expected winner, Jose Pedro Castillo Terrones. While the markets feared a Castillo victory, we believe his slim margin of victory, a fragmented Congress, and lack of generalized buy-in for the most radical of his earlier ideas will temper the potential for tail risks to materialize.
Overall, we are optimistic about the Fund’s non-U.S. dollar exposure. We expect the U.S. dollar to weaken moderately over time as COVID-19-related risks fade, U.S. growth outperformance declines, and interest rates in the rest of the world rise in relative terms.
In Closing
We are encouraged by the global economic recovery and pleased with the Fund’s performance, particularly over long time periods. Going forward, low interest rates and high credit valuations pose a challenge to generating strong prospective returns, but we have confidence in our opportunistic strategy and our ability to identify pockets of value across the broad global fixed income markets. Thank you for your continued confidence in Dodge & Cox.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
Dodge & Cox Global Bond Fund ■ PAGE 2

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
July 30, 2021
(a)
Credit securities refer to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.

(b)	Unless otherwise specified, weightings include accrued interest and all weightings and characteristics are as of June 30, 2021.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(e)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
PAGE 3 ■ Dodge & Cox Global Bond Fund

Year-to-Date Performance Review
The Fund returned 0% year to date.
Key Contributors
■ The Fund’s high allocation to Corporate credit (42%) added to returns, led by energy-related holdings (e.g., Occidental Petroleum, Kinder Morgan) and HSBC.
■ The The Fund’s holdings of government-related credit performed well, including State of Illinois and Pemex.
■ The Fund benefited from its exposure to the Brazilian real, which appreciated versus the U.S. dollar significantly during the second quarter.
Key Detractors
■ The Fund’s exposure to interest rates in the United States and several emerging market countries (e.g., Mexico, Colombia, Brazil) detracted from returns as long-term government bond yields rose, particularly during the first quarters.
Unless otherwise noted, figures cited in this section denote position ing at the beginning of the period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a seven-member committee with an average tenure at Dodge & Cox of 21 years.
One Business with a Single Research Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Dodge & Cox Global Bond Fund ■ PAGE 4

Growth of $10,000 Since Inception
For an Investment Made on December 5, 2012

Average Annual Total Return
For Periods Ended June 30, 2021
				Since
				Inception
	1 Year	3 Years	5 Years	(12/5/12)
Dodge & Cox Global Bond Fund	8.72%	8.05%	6.49%	4.24%
Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	0.08	4.59	2.98	3.40
Bloomberg Barclays Global Aggregate Bond Index (Unhedged)	2.63	4.23	2.34	1.67
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
A private fund managed and funded by Dodge & Cox (the "Private Fund") was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency, investment-grade debt securities. As of January 15, 2021, the Fund’s benchmark index was changed from the Bloomberg Barclays Global Aggregate Bond Index (unhedged) to the Bloomberg Barclays Global Aggregate Bond Index (hedged). The Fund’s investment manager believes that the hedged index is a more appropriate index against which to measure performance in light of the Fund’s investment philosophy; however, the Fund does not hedge all of its non-U.S. dollar currency exposure.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

Fund Expense Example
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended June 30, 2021	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$999.80	$2.23
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.26
*	Expenses are equal to the Fund’s annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■ Dodge & Cox Global Bond Fund

Portfolio Information (unaudited)	June 30, 2021
Sector Diversification (%)(a)	% of Net Assets
Corporate	40.1
Government	32.3
Government-Related	5.0
Securitized	25.6
Net Cash & Other(b)	(3.0)
Region Diversification (%)(a)	% of Net Assets
United States	59.5
Latin America	15.2
Europe (excluding United Kingdom)	13.3
Asia Pacific (excluding Japan)	7.5
United Kingdom	5.7
Canada	2.0
Supranational	0.4
Africa	0.2
(a)	Weights exclude the effect of the Fund’s derivative contracts.
(b)
Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables. Assets to cover payables for forward settle TBA mortgage security purchases are invested in short-maturity U.S. Treasuries.

Dodge & Cox Global Bond Fund ■ PAGE 6

Consolidated Portfolio of Investments (unaudited)	June 30, 2021

Debt Securities: 103.0%
		Par Value	Value
Government: 32.3%
Brazil Government (Brazil)
6.00%, 8/15/24(a)	BRL	10,455,000	$8,090,485
10.00%, 1/1/27	BRL	125,452,000	26,804,036
Colombia Government (Colombia)
3.30%, 3/17/27(a)	COP	25,779,644,800	7,181,070
7.25%, 10/18/34	COP	87,119,000,000	22,721,956
India Government (India)
8.24%, 2/15/27	INR	1,698,000,000	25,102,080
Indonesia Government (Indonesia)
8.25%, 5/15/36	IDR	625,747,000,000	47,279,235
Malaysia Government (Malaysia)
3.899%, 11/16/27	MYR	32,523,000	8,262,816
4.893%, 6/8/38	MYR	46,330,000	12,104,157
Mexico Government (Mexico)
2.00%, 6/9/22(a)	MXN	369,398,400	18,632,623
5.75%, 3/5/26	MXN	165,278,300	8,061,110
4.00%, 11/30/28(a)	MXN	248,091,587	13,564,887
8.00%, 11/7/47	MXN	426,505,300	22,537,555
Norway Government (Norway)
3.00%, 3/14/24(b)	NOK	123,550,000	15,159,768
Peru Government (Peru)
6.15%, 8/12/32	PEN	25,250,000	6,875,341
Poland Government (Poland)
3.25%, 7/25/25	PLN	82,136,000	23,451,133
Russia Government (Russia)
7.65%, 4/10/30	RUB	1,399,000,000	19,907,985
South Korea Government (South Korea)
1.25%, 3/10/26	KRW	19,000,000,000	16,488,924
Thailand Government (Thailand)
1.25%, 3/12/28(a)	THB	268,907,520	8,268,168
U.S. Treasury Note/Bond (United States)
0.125%, 3/31/23	USD	25,000,000	24,961,914
0.125%, 4/30/23	USD	23,000,000	22,956,875
0.25%, 11/15/23	USD	14,290,000	14,265,997
0.125%, 1/15/24	USD	245,000	243,517
0.375%, 4/15/24	USD	40,000,000	39,953,125
0.25%, 5/15/24	USD	27,300,000	27,150,703
0.375%, 12/31/25	USD	20,000,000	19,621,094
0.75%, 4/30/26	USD	7,200,000	7,163,437
0.75%, 5/31/26	USD	45,000,000	44,743,360
			511,553,351
Government-Related: 5.0%
Chicago Transit Authority RB (United States)
6.899%, 12/1/40	USD	2,365,000	3,364,100
6.899%, 12/1/40	USD	350,000	497,407
6.20%, 12/1/40	USD	1,425,000	1,971,961
Colombia Government International (Colombia)
5.625%, 2/26/44	USD	3,800,000	4,302,740
European Bank for Reconstruction & Development (Supranational)
5.15%, 2/16/24	INR	520,000,000	6,988,069
Petroleo Brasileiro SA (Brazil)
6.625%, 1/16/34	GBP	1,525,000	2,423,421
7.25%, 3/17/44	USD	3,950,000	4,830,889
6.90%, 3/19/49	USD	4,250,000	5,067,062
6.75%, 6/3/50	USD	7,350,000	8,581,125
Petroleos Mexicanos (Mexico)
6.84%, 1/23/30	USD	6,875,000	7,084,687
6.75%, 9/21/47	USD	5,711,000	5,054,235

		Par Value	Value
6.35%, 2/12/48	USD	40,000	$34,088
7.69%, 1/23/50	USD	17,000,000	16,362,500
6.95%, 1/28/60	USD	10,000	8,849
Province of Buenos Aires Argentina (Argentina)
BADLARPP
+3.83%, 37.954%, 5/31/22	ARS	54,100,000	302,817
State of Illinois GO (United States)
5.10%, 6/1/33	USD	10,580,000	12,440,413
			79,314,363
Securitized: 25.6%
Asset-Backed: 4.4%
Other: 0.7%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	USD	5,591,287	6,178,372
9.75%, 1/6/27(b)	USD	717,617	845,899
8.20%, 4/6/28(b)	USD	2,639,040	3,042,813
			10,067,084
Student Loan: 3.7%
Navient Student Loan Trust (United States)
USD LIBOR 1-Month
+1.25% 1.342%, 6/25/65(b)	USD	1,211,170	1,235,533
+1.35% 1.442%, 6/25/65(b)	USD	852,063	871,197
+1.00% 1.092%, 9/27/66(b)	USD	3,863,000	3,898,739
+0.60% 0.692%, 12/26/69(b)	USD	17,807,891	17,905,958
+0.55% 0.70%, 2/25/70(b)	USD	7,708,387	7,716,862
Navient Student Loan Trust (Private Loans) (United States)
Series 2017-A B, 3.91%, 12/16/58(b)	USD	1,445,000	1,473,403
Series 2020-A B, 3.16%, 11/15/68(b)	USD	2,000,000	2,056,355
SLM Student Loan Trust (United States)
USD LIBOR 1-Month
+0.95% 1.042%, 9/25/28	USD	1,659,781	1,640,997
USD LIBOR 3-Month
+1.70% 1.876%, 7/25/23	USD	9,609,894	9,701,071
+0.11% 0.229%, 12/15/32(b)	USD	2,625,955	2,517,924
+0.45% 0.569%, 12/15/32(b)	USD	942,328	913,760
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(b)	USD	1,013,206	1,048,572
Series 2018-C B, 4.00%, 11/17/42(b)	USD	1,000,000	1,065,255
Series 2021-A APT2, 1.07%, 1/15/53(b)	USD	6,742,299	6,640,853
			58,686,479
			68,753,563
CMBS: 0.2%
Agency CMBS: 0.2%
Freddie Mac Military Housing Trust Multifamily (United States)
6.195%, 11/25/52(b)(c)	USD	997,692	1,143,526
4.492%, 11/25/55(b)(c)	USD	1,587,718	1,908,899
			3,052,425
Mortgage-Related: 21.0%
Federal Agency CMO & REMIC: 0.5%
Fannie Mae (United States)
PAGE 7 ■  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
		Par Value	Value
Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	294,088	$337,029
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43(c)	USD	60,872	66,480
Series 4319 MA, 4.50%, 3/15/44(c)	USD	214,226	240,180
Ginnie Mae (United States)
Series 2010-169 JZ, 4.00%, 12/20/40	USD	206,451	220,673
USD LIBOR 12-Month
+0.22% 0.653%, 10/20/67	USD	466,237	464,297
USD LIBOR 1-Month
+0.52% 0.613%, 7/20/70	USD	7,073,850	7,181,530
			8,510,189
Federal Agency Mortgage Pass-Through: 20.5%
Fannie Mae, 15 Year (United States)
5.00%, 7/1/25	USD	6,186	6,495
Fannie Mae, 30 Year (United States)
4.50% 4/1/39 - 2/1/45	USD	793,716	884,775
2.50% 6/1/50 - 2/1/51	USD	47,138,205	49,218,094
2.00% 9/1/50 - 2/1/51	USD	71,830,286	72,719,261
Fannie Mae, Hybrid ARM (United States)
2.872%, 8/1/44(c)	USD	52,736	54,852
2.781%, 9/1/44(c)	USD	56,691	58,850
Freddie Mac, Hybrid ARM (United States)
3.07%, 10/1/44(c)	USD	98,477	102,452
2.699%, 11/1/44(c)	USD	285,949	297,313
2.639%, 1/1/45(c)	USD	169,514	176,204
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	40,572	46,899
4.50% 8/1/44 - 7/1/47	USD	736,992	805,021
Freddie Mac Pool, 30 Year (United States)
2.50% 6/1/50 - 2/1/51	USD	38,975,520	40,665,425
2.00%, 7/1/50	USD	11,073,190	11,213,631
UMBS TBA, 30 Year (United States)
2.50%, 9/1/50	USD	143,734,000	148,135,854
			324,385,126
			332,895,315
			404,701,303
Corporate: 40.1%
Financials: 9.6%
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	1,575,000	1,778,432
4.183%, 11/25/27	USD	9,800,000	10,979,894
6.11%, 1/29/37	USD	2,250,000	3,074,428
Barclays PLC (United Kingdom)
4.836%, 5/9/28	USD	3,875,000	4,356,215
BNP Paribas SA (France)
4.375%, 9/28/25(b)	USD	3,290,000	3,640,487
4.625%, 3/13/27(b)	USD	7,675,000	8,660,985
Boston Properties, Inc. (United States)
3.25%, 1/30/31	USD	4,375,000	4,684,940
Citigroup, Inc. (United States)
6.625%, 6/15/32	USD	3,384,000	4,608,274
USD LIBOR 3-Month
+6.37%,6.556%, 10/30/40(d)	USD	7,915,125	8,842,778
HSBC Holdings PLC (United Kingdom)
6.50%, 5/2/36	USD	4,500,000	6,208,724
6.50%, 9/15/37	USD	1,100,000	1,530,130
6.00%, 3/29/40	GBP	8,401,000	16,692,762
JPMorgan Chase & Co. (United States)

		Par Value	Value
1.09%, 3/11/27(e)	EUR	9,150,000	$11,290,996
4.25%, 10/1/27	USD	1,300,000	1,481,308
4.493%, 3/24/31(e)	USD	2,125,000	2,516,588
2.522%, 4/22/31(e)	USD	2,000,000	2,057,986
2.956%, 5/13/31(e)	USD	2,550,000	2,678,792
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	2,200,000	2,433,698
4.582%, 12/10/25	USD	6,600,000	7,415,998
4.65%, 3/24/26	USD	2,175,000	2,462,240
NatWest Group PLC (United Kingdom)
5.125%, 5/28/24	USD	2,650,000	2,942,882
1.642%, 6/14/27(e)	USD	3,875,000	3,874,515
Navient Corp. (United States)
6.125%, 3/25/24	USD	10,200,000	11,008,452
UniCredit SPA (Italy)
7.296%, 4/2/34(b)(e)	USD	1,400,000	1,683,248
5.459%, 6/30/35(b)(e)	USD	12,475,000	13,602,012
Wells Fargo & Co. (United States)
4.30%, 7/22/27	USD	4,000,000	4,560,361
2.572%, 2/11/31(e)	USD	1,800,000	1,862,754
5.606%, 1/15/44	USD	2,750,000	3,758,217
4.65%, 11/4/44	USD	550,000	677,623
			151,365,719
Industrials: 27.4%
Altria Group, Inc. (United States)
5.95%, 2/14/49	USD	5,900,000	7,544,477
Anheuser-Busch InBev SA/NV (Belgium)
5.55%, 1/23/49	USD	3,775,000	5,190,025
4.50%, 6/1/50	USD	1,875,000	2,281,857
4.60%, 6/1/60	USD	1,000,000	1,230,971
AT&T, Inc. (United States)
3.15%, 9/4/36	EUR	8,875,000	12,769,653
3.55%, 9/15/55(b)	USD	4,000,000	4,013,411
3.65%, 9/15/59(b)	USD	3,113,000	3,156,889
Bayer AG (Germany)
3.125%, 11/12/79(d)(e)	EUR	16,200,000	19,977,518
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	USD	550,000	545,874
2.726%, 3/25/31	USD	2,000,000	1,974,554
4.39%, 8/15/37	USD	3,475,000	3,747,031
3.734%, 9/25/40	USD	225,000	219,850
4.54%, 8/15/47	USD	5,075,000	5,396,863
4.758%, 9/6/49	USD	2,000,000	2,167,138
3.984%, 9/25/50	USD	2,425,000	2,361,802
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(b)	USD	1,050,000	1,185,240
5.45%, 11/19/29(b)	USD	5,775,000	6,349,612
5.20%, 9/17/30(b)	USD	7,388,000	8,123,845
Charter Communications, Inc. (United States)
4.50%, 5/1/32	USD	15,575,000	16,139,594
4.50%, 6/1/33(b)	USD	15,650,000	16,014,019
ConocoPhillips (United States)
3.75%, 10/1/27(b)	USD	725,000	814,646
4.30%, 8/15/28(b)	USD	1,800,000	2,089,575
4.875%, 10/1/47(b)	USD	500,000	657,847
CVS Health Corp. (United States)
4.30%, 3/25/28	USD	268,000	307,907
3.75%, 4/1/30	USD	250,000	279,768
4.78%, 3/25/38	USD	1,425,000	1,753,101
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ■  PAGE 8

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Debt Securities (continued)
		Par Value	Value
5.05%, 3/25/48	USD	3,975,000	$5,163,031
Dow, Inc. (United States)
9.40%, 5/15/39	USD	2,148,000	3,788,031
Elanco Animal Health, Inc. (United States)
5.90%, 8/28/28	USD	15,213,000	17,803,318
Ford Motor Credit Co. LLC(f) (United States)
4.375%, 8/6/23	USD	3,200,000	3,379,200
4.063%, 11/1/24	USD	9,780,000	10,402,497
5.125%, 6/16/25	USD	5,050,000	5,561,312
4.134%, 8/4/25	USD	1,325,000	1,416,080
3.375%, 11/13/25	USD	3,500,000	3,629,325
Grupo Televisa SAB (Mexico)
8.50%, 3/11/32	USD	1,464,000	2,152,680
6.125%, 1/31/46	USD	2,700,000	3,683,367
5.25%, 5/24/49	USD	4,300,000	5,437,469
Imperial Brands PLC (United Kingdom)
3.875%, 7/26/29(b)	USD	2,675,000	2,897,872
4.875%, 6/7/32	GBP	7,421,000	12,074,079
Kinder Morgan, Inc. (United States)
6.95%, 1/15/38	USD	5,300,000	7,575,065
5.50%, 3/1/44	USD	675,000	845,819
5.55%, 6/1/45	USD	5,250,000	6,796,755
5.05%, 2/15/46	USD	1,925,000	2,337,532
LafargeHolcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,703,234
6.50%, 9/12/43(b)	USD	1,225,000	1,790,890
4.75%, 9/22/46(b)	USD	950,000	1,176,524
Microchip Technology, Inc. (United States)
0.983%, 9/1/24(b)	USD	7,350,000	7,314,365
Millicom International Cellular SA (Luxembourg)
5.125%, 1/15/28(b)	USD	13,545,000	14,086,800
MTN Group, Ltd. (South Africa)
4.755%, 11/11/24(b)	USD	3,500,000	3,735,515
News Corp. (United States)
3.875%, 5/15/29(b)	USD	6,950,000	7,019,500
Occidental Petroleum Corp. (United States)
4.30%, 8/15/39	USD	750,000	716,250
6.60%, 3/15/46	USD	10,125,000	12,035,587
Prosus NV(f) (Netherlands)
2.031%, 8/3/32(b)	EUR	20,850,000	25,362,895
3.832%, 2/8/51(b)	USD	2,000,000	1,861,163
QVC, Inc.(f) (United States)
4.45%, 2/15/25	USD	6,450,000	6,888,542
TC Energy Corp. (Canada)
5.625%, 5/20/75(d)(e)	USD	3,600,000	3,897,000
5.875%, 8/15/76(d)(e)	USD	1,250,000	1,395,313
5.30%, 3/15/77(d)(e)	USD	20,333,000	21,585,513
5.50%, 9/15/79(d)(e)	USD	3,495,000	3,809,550
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	USD	3,550,000	3,886,185
7.20%, 7/18/36	USD	13,908,000	17,941,320
7.721%, 6/4/38	USD	4,100,000	5,589,407
The Kraft Heinz Co. (United States)
5.50%, 6/1/50	USD	1,550,000	2,011,517
The Williams Companies, Inc. (United States)
5.75%, 6/24/44	USD	4,747,000	6,226,318
5.10%, 9/15/45	USD	3,650,000	4,535,795
T-Mobile U.S., Inc. (United States)

		Par Value	Value
7.875%, 9/15/23	USD	12,125,000	$13,774,921
3.50%, 4/15/31	USD	22,900,000	23,691,195
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	USD	2,709,000	2,979,900
5.25%, 6/6/29(b)	USD	7,216,000	7,757,200
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(d)(e)	USD	8,825,000	10,693,519
			434,702,417
Utilities: 3.1%
Dominion Energy, Inc. (United States)
5.75%, 10/1/54(d)(e)	USD	8,165,000	8,915,458
Enel SPA (Italy)
8.75%, 9/24/73(b)(d)(e)	USD	16,711,000	19,426,537
NextEra Energy, Inc. (United States)
5.65%, 5/1/79(d)(e)	USD	6,375,000	7,407,960
The Southern Co. (United States)
4.00%, 1/15/51(d)(e)	USD	1,650,000	1,744,875
5.50%, 3/15/57(d)(e)	USD	12,100,000	12,390,408
			49,885,238
			635,953,374
Total Debt Securities (Cost $1,604,204,241)			$1,631,522,391
Short-Term Investments: 6.9%
		Par Value/ Shares	Value
Repurchase Agreements: 6.5%
Fixed Income Clearing Corporation(g) 0.000%, dated 6/30/21, due 7/1/21, maturity value $103,552,000	USD	103,552,000	$103,552,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	USD	6,321,989	6,321,989
Total Short-term Investments (Cost $109,873,989)			$109,873,989
Total Investments in Securities (Cost $1,714,078,230)		109.9%	$1,741,396,380
Other Assets Less Liabilities		(9.9)%	(156,527,749)
Net Assets		100.0%	$1,584,868,631
PAGE 9 ■  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
(a)	Inflation-linked
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)
Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(d)	Hybrid security: characteristics of both a debt and equity security.
(e)
Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(f)	Subsidiary (see below)
(g)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%, 10/31/22. Total collateral value is $105,623,083.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
ARS: Argentine Peso
BRL: Brazilian Real
COP: Colombian Peso
EUR: Euro
GBP: British Pound
IDR: Indonesian Rupiah
INR: Indian Rupee
KRW: South Korean Won
MXN: Mexican Peso
MYR: Malaysian Ringgit
NOK: Norwegian Krone
PEN: Peru Nuevo Sol
PLN: Polish Zloty
RUB: Russian Ruble
THB: Thai Baht
USD: United States Dollar
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro-Bobl Future— Short Position	(73)	9/8/21	$(11,611,992)	$(7,043)
Euro-Bund Future— Short Position	(203)	9/8/21	(41,548,483)	(222,207)
Euro-Buxl Future— Short Position	(18)	9/8/21	(4,337,853)	(68,542)
Long-Term U.S. Treasury Bond— Short Position	(177)	9/21/21	(28,452,750)	(820,364)
UK-Gilt Future— Short Position	(226)	9/28/21	(40,047,364)	(255,758)
Ultra Long-Term U.S. Treasury Bond— Short Position	(284)	9/21/21	(54,723,250)	(2,361,913)
				$(3,735,827)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
EUR: Euro
Bank of America	9/15/21	USD	1,926,293	EUR	1,580,728	$49,091
Bank of America	9/15/21	USD	2,581,185	EUR	2,115,425	69,001
Bank of America	9/15/21	USD	19,871,270	EUR	16,588,308	171,742
Bank of America	9/15/21	USD	2,353,891	EUR	1,979,419	3,222
Bank of America	9/15/21	USD	1,493,070	EUR	1,250,337	8,226
HSBC	9/15/21	USD	4,229,927	EUR	3,497,778	76,123
Bank of America	12/15/21	USD	2,627,424	EUR	2,198,356	11,156
Bank of America	12/15/21	USD	1,775,502	EUR	1,486,220	6,748
HSBC	12/15/21	USD	1,475,430	EUR	1,207,532	38,344
HSBC	12/15/21	USD	29,594,761	EUR	24,315,725	656,565
Morgan Stanley	12/15/21	USD	1,809,772	EUR	1,473,193	56,522
Morgan Stanley	12/15/21	USD	1,763,333	EUR	1,474,329	8,731
GBP: British Pound
Bank of America	9/15/21	USD	7,225,280	GBP	5,202,462	27,514
Bank of America	9/15/21	USD	1,855,123	GBP	1,325,654	21,041
HSBC	9/15/21	USD	2,213,146	GBP	1,597,305	3,226
Morgan Stanley	9/15/21	USD	3,651,253	GBP	2,578,219	84,208
HSBC	12/15/21	USD	15,656,725	GBP	11,091,208	305,747
HSBC	12/15/21	USD	1,652,294	GBP	1,186,360	10,292
KRW: South Korean Won
State Street	3/23/22	USD	13,910,711	KRW	15,766,400,000	(71,750)
State Street	3/23/22	USD	2,599,364	KRW	2,943,000,000	(10,641)
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ■  PAGE 10

Consolidated Portfolio of Investments (unaudited)	June 30, 2021
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
PEN: Peruvian Sol
Goldman Sachs	7/21/21	USD	3,433,234	PEN	13,128,000	$18,219
THB: Thai Baht
JPMorgan	6/22/22	USD	8,216,439	THB	258,900,000	182,775
Unrealized gain on currency forward contracts						1,808,493
Unrealized loss on currency forward contracts						(82,391)
Net unrealized gain on currency forward contracts						$1,726,102
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 11 ■  Dodge & Cox Global Bond FundSee accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities (unaudited)
June 30, 2021
Assets:
Investments in securities, at value (cost $1,714,078,230)	$1,741,396,380
Unrealized appreciation on currency forward contracts	1,808,493
Cash	100
Cash denominated in foreign currency (cost $1,666,625)	1,707,056
Deposits with broker for futures contracts	4,225,841
Receivable for investments sold	153,782,260
Receivable for Fund shares sold	3,304,691
Dividends and interest receivable	15,058,014
Expense reimbursement receivable	212,502
Prepaid expenses and other assets	8,656
1,921,503,993
Liabilities:
Unrealized depreciation on currency forward contracts	82,391
Cash received as collateral for currency forward contracts	1,120,000
Cash received as collateral for TBA securities	320,000
Payable for variation margin for futures contracts	659,667
Payable for investments purchased	333,029,863
Payable for Fund shares redeemed	394,956
Deferred foreign capital gains tax	136,494
Management fees payable	630,748
Accrued expenses	261,243
336,635,362
Net Assets	$1,584,868,631
Net Assets Consist of:
Paid in capital	$1,526,196,883
Distributable earnings	58,671,748
$1,584,868,631
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	131,732,482
Net asset value per share	$12.03
Consolidated
Statement of Operations (unaudited)
Six Months Ended June 30, 2021
Investment Income:
Dividends	$260,090
Interest (net of foreign taxes of $298,491)	20,582,107
20,842,197
Expenses:
Management fees	3,235,941
Custody and fund accounting fees	112,105
Transfer agent fees	114,973
Professional services	154,633
Shareholder reports	40,490
Registration fees	179,603
Trustees fees	202,393
Miscellaneous	21,862
Total expenses	4,062,000
Expenses reimbursed by investment manager	(1,149,654)
Net expenses	2,912,346
Net Investment Income	17,929,851
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $37,511)	7,039,577
Futures contracts	11,479,196
Currency forward contracts	(920,504)
Foreign currency transactions	50,599
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $(361,264))	(30,746,764)
Futures contracts	(4,136,434)
Currency forward contracts	3,278,710
Foreign currency translation	(118,189)
Net realized and unrealized loss	(14,073,809)
Net Change in Net Assets From Operations	$3,856,042
Consolidated
Statement of Changes in Net Assets (unaudited)
	Six Months Ended	Year Ended
	June 30, 2021	December 31, 2020
Operations:
Net investment income	$17,929,851	$20,995,888
Net realized gain (loss)	17,648,868	9,902,365
Net change in unrealized appreciation/depreciation	(31,722,677)	45,019,175
	3,856,042	75,917,428
Distributions to Shareholders:
Total distributions	(6,252,175)	(23,179,656)
Fund Share Transactions:
Proceeds from sale of shares	747,084,890	643,442,949
Reinvestment of distributions	5,877,406	20,927,713
Cost of shares redeemed	(147,119,592)	(170,260,419)
Net change from Fund share transactions	605,842,704	494,110,243
Total change in net assets	603,446,571	546,848,015
Net Assets:
Beginning of period	981,422,060	434,574,045
End of period	$1,584,868,631	$981,422,060
Share Information:
Shares sold	62,396,127	55,629,657
Distributions reinvested	501,485	1,755,753
Shares redeemed	(12,316,779)	(15,383,853)
Net change in shares outstanding	50,580,833	42,001,557
See accompanying Notes to Consolidated Financial StatementsDodge & Cox Global Bond Fund ■  PAGE 12

Notes to Consolidated Financial Statements (unaudited)
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reason ably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions  Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are
PAGE 13 ■ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements (unaudited)
translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2021, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■ Level 1: Quoted prices in active markets for identical securities
■ Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■ Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$511,553,351
Government-Related	—	79,314,363
Securitized	—	404,701,303
Corporate	—	635,953,374
Short-Term Investments
Repurchase Agreements	—	103,552,000
Money Market Fund	6,321,989	—
Total Securities	$6,321,989	$1,735,074,391
Other Investments
Futures Contracts
Depreciation	$(3,735,827)	$—
Currency Forward Contracts
Appreciation	—	1,808,493
Depreciation	—	(82,391)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in
Dodge & Cox Global Bond Fund ■ PAGE 14

Notes to Consolidated Financial Statements (unaudited)
the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used short futures contracts to adjust the overall interest rate exposure of the portfolio.
Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and/or indirect foreign currency exposure.
Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$1,808,493	$1,808,493
Liabilities
Unrealized depreciation on currency forward contracts	$—	$82,391	$82,391
Futures contracts(a)	3,735,827	—	3,735,827
	$3,735,827	$82,391	$3,818,218
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$11,479,196	$—	$11,479,196
Currency forward contracts	—	(920,504)	(920,504)
	$11,479,196	$(920,504)	$10,558,692
Net change in unrealized appreciation/depreciation
Futures contracts	$(4,136,434)	$—	$(4,136,434)
Currency forward contracts	—	3,278,710	3,278,710
	$(4,136,434)	$3,278,710	$(857,724)
The following summarizes the range of volume in the Fund's derivative instruments during the six months ended June 30, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	12-18%
Currency forward contracts	USD total value	6-9%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of June 30, 2021.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$367,741	$—	$(310,000)	$57,741
Goldman Sachs	18,219	—	—	18,219
HSBC	1,090,297	—	(810,000)	280,297
JPMorgan	182,775	—	—	182,775
PAGE 15 ■ Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements (unaudited)
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Morgan Stanley	$149,461	$—	$—	$149,461
State Street	—	(82,391)	—	(82,391)
	$1,808,493	$(82,391)	$(1,120,000)	$606,102
(a)
Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's
Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.45% through April 30, 2022. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.
Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, straddles, derivatives, and distributions.
Distributions during the periods noted below were characterized as follows for federal income tax purposes:
	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Ordinary income	$6,252,175	$23,179,656
	($0.056 per share)	($0.321 per share)
The components of distributable earnings on a tax basis are reported as of the Fund's most recent year end. At December 31, 2020, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$6,162,268
Net unrealized appreciation	54,905,613
Total distributable earnings	$61,067,881
At June 30, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$1,715,346,725
Unrealized appreciation	37,083,174
Unrealized depreciation	(13,043,244)
Net unrealized appreciation	24,039,930
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2021, the Fund’s commitment fee amounted to $4,119 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the six months ended June 30, 2021, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $598,397,839 and $159,093,770, respectively. For the six months ended June 30, 2021, purchases and sales of U.S. government securities aggregated $1,061,704,219 and $799,964,531, respectively.
Dodge & Cox Global Bond Fund ■ PAGE 16

Notes to Consolidated Financial Statements (unaudited)
Note 8: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 9: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to June 30, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Consolidated Financial Highlights (unaudited)
Selected Data and Ratios (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.09	$11.10	$10.23	$10.92	$10.33	$9.67
Income from investment operations:
Net investment income	0.14	0.29	0.38	0.40	0.37	0.30
Net realized and unrealized gain (loss)	(0.14)	1.02	0.87	(0.56)	0.49	0.54
Total from investment operations	—	1.31	1.25	(0.16)	0.86	0.84
Distributions to shareholders from:
Net investment income	—	(0.27)	(0.38)	(0.43)	(0.26)	(0.18)
Net realized gain	(0.06)	(0.05)	—	(0.10)	(0.01)	—
Total distributions	(0.06)	(0.32)	(0.38)	(0.53)	(0.27)	(0.18)
Net asset value, end of period	$12.03	$12.09	$11.10	$10.23	$10.92	$10.33
Total return	(0.02)%	11.87%	12.23%	(1.45)%	8.31%	8.64%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,585	$981	$435	$226	$156	$110
Ratio of expenses to average net assets	(a)0.45%	0.45%	0.45%	0.45%	0.49%	0.60%
Ratio of expenses to average net assets, before reimbursement by investment manager	(a)0.63%	0.69%	0.83%	0.92%	1.06%	1.33%
Ratio of net investment income to average net assets	(a)2.76%	3.23%	4.21%	4.15%	3.51%	3.77%
Portfolio turnover rate	74%	112%	60%	55%	46%	73%
(a)	Annualized
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ■ Dodge & Cox Global Bond Fund

Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Global Bond Fund ■ PAGE 18

Global Bond Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of June 30, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The complete schedule of investments is included in Item 1(a) of this Form N-CSR.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable for semi-annual report filings.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

Date August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

By	/s/ Shelly Chu
Shelly Chu
Treasurer - Principal Financial Officer

Date August 27, 2021